UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Phillips 66
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROVIDING ENERGY. IMPROVING LIVES.

PROXY STATEMENT 2026

At Phillips 66, our people are pursuing our mission of providing energy and improving lives while demonstrating our core values of safety, honor, and commitment.

We bring our mission and values to life through Our Energy In Action, a set of behaviors that help us advance our vision.

MISSION | what we do
Providing Energy. Improving Lives.
VALUES | who we are
Start with Safety.
Go with Honor.
Deliver with Commitment.
OUR ENERGY IN ACTION | how we work
Work for the greater good.
Cultivate an environment of trust.
Seek different perspectives.
Pursue excellence.
VISION | where we're going
Be the leading integrated downstream energy provider.
PHILLIPS 66

Notice of 2026 Annual Meeting of Shareholders

Date and Time:
May 13, 2026
8:00 a.m., Central Time
Place:
The Annual Meeting will be held virtually by live audio webcast and can be accessed at www.cesonlineservices.com/psx26_vm.
Who can vote:
Shareholders of record at the close of business on March 20, 2026 (the "record date") may vote at the Annual Meeting and any adjournments or postponements.
How to Vote:
Online before the Annual Meeting:
Visit the website on your proxy card or voting instruction form.
Online at the Annual Meeting:
See page 105 for instructions regarding how to vote online during the meeting at www.cesonlineservices.com/psx26_vm. If you hold your shares in an employee benefit plan, you must vote your shares prior to the Annual Meeting.
By phone:
Call the telephone number on your proxy card or voting instruction form.
By mail:
Complete, sign and return your proxy card or voting instruction form in the postage-paid envelope provided.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Notice and accompanying Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025, and form of proxy card are available at www.fcrvote.com/PSX. We are making these materials available beginning on April 2, 2026, to shareholders as of the record date.
Matters to be voted on:
At the Annual Meeting, shareholders will be asked to vote on the following proposals:

PROPOSALS		DETAILS
1	Election of four Class II Directors named in this Proxy Statement to hold office until the 2029 Annual Meeting	Page 17
2	Approval, on an advisory basis, of named executive officer compensation	Page 49
3	Ratification of the appointment of our independent registered public accounting firm, Ernst & Young LLP	Page 94

The 2026 Annual Meeting of Shareholders (the "Annual Meeting") will be held exclusively online. To join the meeting as a shareholder, you must pre-register at www.cesonlineservices.com/psx26_vm using the control number printed on your proxy card, voting instruction form, Notice of Internet Availability, or legal proxy provided to you by the broker that holds your shares. Other interested parties and shareholders who do not wish to vote during the meeting may join the meeting as a guest, in which case no control number is required. During the meeting, shareholders may ask questions. We will answer questions that comply with the meeting rules of conduct, subject to time constraints. Questions regarding personal matters or matters not relevant to the meeting will not be answered. For more information, please see the section Additional Information in this Proxy Statement.
We encourage you to carefully review the proxy materials and vote your shares promptly, even if you plan to virtually attend the annual meeting.
For the Board of Directors,

Vanessa A. Sutherland Executive Vice President, Government Affairs, General Counsel and Corporate Secretary April 2, 2026

Notice of 2026 Annual Meeting of Shareholders	1

Letters from Leadership

From our Chairman and Chief Executive Officer

Dear Fellow Shareholders,
In 2025, Phillips 66 delivered strong results that reflected the continued execution of our strategy. We announced the next phase of our strategic priorities and made progress towards our 2027 financial and operational performance targets, all while maintaining disciplined capital allocation and an unwavering commitment to safety and sustainability.
•World-Class Operations. We achieved record clean product yield and a third-consecutive year of above industry-average crude capacity utilization, displaying our commitment to improved performance in our Refining segment. Our Midstream segment also achieved record NGL transportation and fractionation volumes in 2025.
•Disciplined Growth and Returns. We continued the expansion of our Midstream NGL wellhead-to-market platform through the acquisition of EPIC NGL (now renamed Coastal Bend) and reacted nimbly to favorable market conditions to acquire the remaining 50% interest in WRB Refining LP. We funded this growth with the disposition of non-core assets, including the partial sale of our Germany and Austria retail marketing business and divestments of both Coop Mineraloel AG and Gulf Coast Express Pipeline LLC.
•Financial Strength and Flexibility. Last year, we remained agile in our use of available cash and proceeds from asset dispositions. We are targeting reductions of total debt to $17 billion by year-end 2027 and will continue to evaluate debt reduction opportunities as they arise.
•Shareholder Returns. In 2025, we returned $3.1 billion to our shareholders, representing more than 50% of net operating cash flow, excluding working capital. Our operating and financial performance has also allowed us to increase our dividend by 10% since February 2025, reflecting our commitment to a secure, competitive and growing dividend.
Our progress towards these priorities has enabled us to deliver a total shareholder return of 146% for the period from June 30, 2022, to March 20, 2026, outperforming the median of our performance peer group (defined on page 66).
I would also like to take a moment to thank Glenn Tilton and Marna Whittington for their service on the Board, as they will both be retiring as of this year’s Annual Meeting. Glenn and Marna each joined the Board in 2012, with Glenn being a member of our inaugural Board following our separation from ConocoPhillips. They have each had a tremendous impact on Phillips 66, and we will miss their presence in the boardroom.
As we look forward to a safe and successful year, I thank you for your continued investment in Phillips 66.

In safety, honor and commitment,

Mark E. Lashier Chairman and Chief Executive Officer April 2, 2026

2	Phillips 66 2026 Proxy Statement

From Our Lead Independent Director

Dear Fellow Shareholders,
2025 was an eventful, transformative and challenging year for Phillips 66. With strong leadership from our management team and active oversight from the Board, Phillips 66 took important steps towards its strategic priorities and 2027 targets. We continued our commitment to world-class operations, while evaluating our portfolio and reacting quickly when acquisition or divestment opportunities arose.
We also took steps to strengthen how we communicate with you, our shareholders. We recognize that hearing directly from a broader group of directors is valuable for our engagement programs. As a result, we had nine of our current Board members directly engage with shareholders in 2025, including two of our newest Board members, Michael Heim and Sigmund Cornelius. They shared their experiences of onboarding and incorporating into the Board, and how their participation in Board meetings shaped their perceptions of Phillips 66. We look forward to having them participate in more engagements in the future and share their unique view of Phillips 66 with our shareholders.
As I prepare for my retirement from the Board, I must express my gratitude for Marna Whittington’s exemplary service to Phillips 66. Our constructive partnership over the years to address many topics will remain alive and well as new, skilled directors join the Board.
I would also like to highlight some of our Board refreshment practices. In 2024, we retooled the membership of our various committees and appointed Greg Hayes as Chair of the Nominating and Governance Committee and Julie Bushman as the Chair of the Human Resources and Compensation Committee. Additionally, we have appointed ten new independent directors to the Board in the last five years, including Kevin O. Meyers and Howard I. Ungerleider, who were appointed in March of this year. We are very pleased to have Kevin and Howard on the Board, and we welcome their valuable industry expertise to our boardroom discussions.
I am confident that with a strong Board behind them, our management team will execute their strategy and Phillips 66 will reinforce its position as the leading integrated downstream energy provider.
On behalf of the Board, I join Mark in thanking you for choosing to invest in Phillips 66.
Sincerely,

"I am confident that with a strong Board behind them, our management team will execute their strategy and Phillips 66 will reinforce its position as the leading integrated downstream energy provider."

Glenn F. Tilton Lead Independent Director April 2, 2026

Letters from Leadership	3

NON-GAAP FINANCIAL MEASURES
This Proxy Statement contains certain financial measures, including "sustaining capital," “adjusted PSP ROCE,” “adjusted VCIP EBITDA,” “adjusted VCIP controllable costs,” and "net debt-to-capital ratio," that are not determined in accordance with GAAP and may not be defined and calculated by other companies using the same or similar terminology. Please see Appendix A: Non-GAAP Financial Measures, for further information on the non-GAAP financial measures used herein, including reconciliations to the most directly comparable GAAP financial measure when practicable.

4	Phillips 66 2026 Proxy Statement

Resources and Defined Terms

Resources
Corporate Governance Documents

https://investor.phillips66.com/corporate-governance
•Code of Business Ethics & Conduct
•Code of Ethics for the Principal Executive Officer and Senior Financial Officers
•Amended and Restated By-Laws
•Governance Guidelines
•Committee Charters

Company Reports

https://www.phillips66.com/sustainability/esg-library under the heading "Reports, SEC Filings, Metrics and GHG Targets"

Company Policies, Guidelines & Position Statements

https://www.phillips66.com/sustainability/esg-library under the heading "Governance"

Publication Requests

https://investor.phillips66.com/resources under the heading "Publication Request Form"

Contacting the Board

https://www.phillips66.com/contact under the heading "Board of Directors"

Contacting the Corporate Secretary

https://www.phillips66.com/contact under the heading "Corporate Secretary"

Contacting Investor Relations

https://investor.phillips66.com/corporate-governance under the heading "Investor Contact"

Defined Terms
A&FC	Audit and Finance Committee
AFPM	American Fuel & Petrochemical Manufacturers
API	American Petroleum Institute
Board	The Phillips 66 Board of Directors
CPChem	Chevron Phillips Chemical Company LLC
DCP	DCP Midstream, LP and its subsidiaries
E&Y	Ernst & Young LLP
ESG	Environmental, Social and Governance
GAAP	Generally Accepted Accounting Principles in the United States
GHG	Greenhouse Gas
HRCC	Human Resources and Compensation Committee
ISI	Injuries from Serious Incidents
LPG	Liquified Petroleum Gas
LTI	Long-Term Incentive
MBD	Thousand Barrels Per Day
MMBD	Million Barrels per Day
NEO	Named Executive Officer
NGL	Natural Gas Liquids
NYSE	New York Stock Exchange
N&GC	Nominating and Governance Committee
PPSC	Public Policy and Sustainability Committee
PSP	Performance Share Program
ROCE	Return on Capital Employed
RSU	Restricted Stock Unit
TRR	Total Recordable Rate
TSR	Total Shareholder Return
VCIP	Variable Cash Incentive Program
WACC	Weighted-Average Cost of Capital

Resources and Defined Terms	5

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement, but does not contain all of the information that you should consider. You should read the entire Proxy Statement before you vote.

AGENDA ITEMS AND VOTING RECOMMENDATIONS

(see page 17)
PROPOSAL 1

Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting

The Board believes that each director nominee brings a valuable set of skills, experiences and personal attributes to the boardroom that contribute to the effectiveness of the Board as a whole.
The Board recommends that you vote “FOR” each of the four Class II director nominees named in this Proxy Statement.

(see page 49)
PROPOSAL 2

Advisory Approval of Executive Compensation

The HRCC has established a market-competitive executive compensation program with many best-practice features that is significantly dependent on company performance and aligned with the interests of our shareholders.
The Board recommends that you vote “FOR” the advisory approval of executive compensation.

(see page 94)
PROPOSAL 3

Ratification of the Appointment of Ernst & Young LLP

The A&FC has appointed E&Y to serve as Phillips 66's independent registered public accounting firm for 2026 and this appointment is being submitted to our shareholders for ratification.
The Board recommends that you vote “FOR” the ratification of E&Y as independent auditor.

6	Phillips 66 2026 Proxy Statement

BUSINESS OVERVIEW AND PERFORMANCE HIGHLIGHTS
Phillips 66 is a leading integrated downstream energy company with Midstream, Chemicals, Refining, Marketing and Specialties, and Renewable Fuels segments capable of delivering value creation through the economic cycles.
INTEGRATED BUSINESS MODEL DELIVERS VALUE

Midstream	Approximately 70,000 miles of U.S. pipeline systems 1,014 MBD of NGL fractionation capacity 300 MBD of LPG export capacity
Provides crude oil and refined petroleum product transportation, terminaling and storage services, as well as natural gas and NGL gathering, processing, transportation, fractionation, storage and marketing services in the U.S. In addition, this segment exports liquefied petroleum gas to global markets.

Chemicals	95% advantaged feedstock portfolio 29 global manufacturing facilities located in Belgium, Colombia, Qatar, Saudi Arabia and the U.S. and 2 research and development centers in the U.S.
Consists of our 50% equity investment in CPChem, which manufactures and markets petrochemicals and plastics on a worldwide basis. CPChem has cost-advantaged assets concentrated in North America and the Middle East.

Refining	Approximately 2 MMBD of crude throughput capacity 8 refineries in the U.S. and 2 refineries in Europe	Our refining facilities refine crude oil and other feedstocks into petroleum products, such as gasoline and distillates, including aviation fuels.

Marketing and Specialties	Approximately 7,620 branded outlets in 48 states Approximately 410 branded outlets in the United Kingdom, Mexico and various U.S. territories
Purchases for resale and markets refined products, such as gasoline, distillates and aviation fuels. In addition, this segment includes the manufacturing and marketing of specialty products, such as base oils and lubricants.

Renewable Fuels	Approximately 50 MBD of processing capacity for renewable fuels 2 global facilities producing renewable fuels
Processes renewable feedstocks into renewable products at the Rodeo Renewable Energy Complex and at our Humber Refinery. In addition, Renewable Fuels includes the global activities to procure renewable feedstocks, manage certain regulatory credits, and market renewable diesel, renewable jet fuel and other renewable fuels.

Proxy Summary	7

Strategic Priority Targets and 2025 Performance Highlights
In January 2025, we announced the next phase of the Company's strategic priorities along with financial and operational performance targets through year-end 2027. These targets reflect our continued focus on world-class operations, disciplined growth and returns, shareholder value, and financial strength and flexibility.
  World-Class Operations. We are focused on operational and cost reduction targets driving world-class operations across our portfolio. Optimizing crude utilization rates and clean product yields at our refineries through reliable and safe operations will enable us to capture the value available in the market in terms of prices and margins. We remain focused on a competitive cost structure and plan to enhance Refining segment returns and increase our utilization rates by focusing on low-capital, higher-return projects that increase asset reliability and improve market capture.
  Disciplined Growth and Returns. A disciplined capital allocation process ensures we make investments that are expected to generate competitive returns. Our strategy remains focused on growing our Midstream and Chemicals businesses. Within our Midstream segment, we are primarily focused on maximizing the value of our fully integrated NGL wellhead-to-market value chain.
  Financial Strength and Flexibility. We use a variety of funding sources to support our liquidity requirements, including cash from operations, debt and proceeds from dispositions. Our focus remains on protecting the stable cash generation from the Midstream and Marketing and Specialties businesses while evaluating future opportunities to optimize our portfolio.
  Shareholder Returns. We believe shareholder value is enhanced through, among other things, a secure, competitive and growing dividend, complemented by share repurchases. Our financial target aims to return greater than 50% of net cash provided by operating activities, excluding working capital, to shareholders through share repurchases and dividends. The amount and timing of future dividend payments and the level and timing of future share repurchases is subject to the discretion of, and approval by, the Board and will depend on various factors including our share price, results of operations, financial condition and cash required for future business plans.

FINANCIAL	SAFETY & OPERATIONAL

•Returned $3.1 billion to shareholders through dividends and share repurchases of common stock	•Matched our lowest-ever total recordable rate of 0.11, and achieved a 47% reduction in injuries from serious incidents

•Generated $5.0 billion of net operating cash flow, $6.1 billion excluding working capital	•Achieved three consecutive years above industry-average crude utilization in Refining

•Executed asset dispositions and acquisitions, each totaling $3.5 billion	•Six refineries recognized with AFPM safety awards for being in the top 10% of all domestic refining and petrochemical facilities

SUSTAINABILITY	HIGH-PERFORMING ORGANIZATION

•Reported a 15% reduction in Scope 1 & 2 and 8% reduction in Scope 3 GHG emissions intensity in 2025, compared to 2019 baseline levels	•Contributed $39.7 million to local communities, including 121,000 employee volunteer hours and $7.4 million in matching gifts and grants

•Continued an active year-round stakeholder engagement program with shareholders, employees, contractors, customers, suppliers, local communities, policymakers and energy consumers	•Received five external top employer recognition awards and named to Forbes "World's Best Employers" list

•Externally recognized for sustainability performance, innovation and disclosures

8	Phillips 66 2026 Proxy Statement

BOARD AND GOVERNANCE HIGHLIGHTS
The Board recognizes the importance of strong corporate governance and has taken proactive steps to align with shareholder interests and provide effective oversight of the Company’s strategy. Over the past five years, the Board has appointed ten new independent directors to the Board, including three in 2025. Sigmund L. Cornelius, A. Nigel Hearne and Michael A. Heim were each elected to the Board at the 2025 Annual Meeting of Shareholders (the "2025 Annual Meeting"). Each director completed the Company's multi-day onboarding program and has been fully integrated into the Board. Each also brings extensive energy industry experience to the Board's discussions. Mr. Hearne brings a unique perspective as a current executive at Harbour Energy, a diversified oil and gas company, along with his prior experience as an executive at Chevron Corporation ("Chevron").
Since 2021, six directors have left the Board and two additional directors plan to retire at the Annual Meeting. These refreshment actions demonstrate the Board’s commitment to a balanced tenure with qualified individuals who collectively possess the skills and experiences needed to provide effective oversight of the Company.
The N&GC has continued its search for director candidates with deep relevant industry expertise and executive leadership experience. As part of these efforts, on March 6, 2026, the Board appointed Kevin O. Meyers and Howard I. Ungerleider to the Board. In addition to extensive energy industry experience with companies such as ConocoPhillips and Atlantic Richfield Company, Dr. Meyers has a long history as a public company director, formerly serving on the board of Hess Corporation and as the Chairman of Denbury Inc.'s board of directors. Mr. Ungerleider, the former Chief Financial Officer of Dow Inc., brings over three decades of senior-level leadership, operational and financial experience in the chemicals and broader energy industry to the Board.
BOARD COMPOSITION HIGHLIGHTS(1)
In addition to these highlights, we have included a skills matrix on page 32 to better convey the skills, experiences and demographics of our directors and director nominees.

(1)Board composition highlights are as of April 2, 2026.

Recent Board Changes Reflecting Best Practices:
•Added ten highly-skilled independent directors to the Board since July 2021
•Enhanced the skill set of the Board by adding directors with skills critical to supporting our strategy and emerging risks and opportunities, including skills in the energy industry, information technology, environmental/safety, finance, and government affairs
•Rotated membership of the Board’s committees, including appointing new chairs for the HRCC, N&GC and PPSC in 2024
•Following Dr. Whittington's retirement from the Board as of the election of directors at the Annual Meeting, the Board expects to appoint Mr. Terreson to serve as the Chair of the A&FC.

Proxy Summary	9

CORPORATE GOVERNANCE BEST PRACTICES

•Majority voting and resignation policy for directors	•Reimbursement policy for director continuing education expenses to encourage continuous learning

•Demonstrated commitment to thoughtful Board refreshment	•Proxy access right for shareholders (3% for 3 years, up to 20% of the Board)

•Independent director oversight and involvement in active shareholder engagement program	•Board-level oversight of ESG matters, including environmental, safety and sustainability initiatives, charitable giving and corporate political activities

•Meaningful director and executive stock ownership guidelines	•Annual Board and Committee self-evaluations

•Annual in-depth strategic review with senior management, analyzing risks and opportunities	•Commitment to consider director candidates from a diverse candidate pool

•Robust Lead Independent Director duties	•A&FC oversight of enterprise risk management

•Regularly scheduled executive sessions of the independent directors	•Numerical limits for public company board service to prevent overboarding

•Annual evaluation of the CEO by independent directors	•Robust director onboarding program

10	Phillips 66 2026 Proxy Statement

SHAREHOLDER OUTREACH AND RESPONSIVENESS
OUR SHAREHOLDER ENGAGEMENT PROGRAM
The Company is committed to maintaining open, on-going communication with our shareholders throughout the year. We believe that listening to investor perspectives helps us better understand what matters most to our shareholders and allows us to respond to their concerns.
Our shareholder engagement team includes subject matter experts from across the Company representing Investor Relations, Human Resources, Executive Compensation, Sustainability and Corporate Secretary functions. Board members also participate directly in many of these discussions to demonstrate accountability and build trust with shareholders. In 2025, participating Board members included Glenn Tilton, the Board’s outgoing Lead Independent Director, Greg Hayes, the Chair of the N&GC, Julie Bushman, the Chair of the HRCC, Marna Whittington, the Chair of the A&FC and newer directors Sigmund Cornelius and Michael Heim, among others.
The perspectives of our shareholders are brought back to the boardroom and inform the Board's decision making.
For a summary of key discussion topics and feedback from the Company's 2025 shareholder engagements, please see the table on page 41.
2025 Shareholder Engagement by the Numbers

100% of top 25 shareholders contacted	~55% of total shares outstanding engaged	~44% of shares outstanding engaged with independent members of the Board

In addition to our year-round shareholder engagement program, we engage with our shareholders by conducting periodic investor roadshows, participating at investor conferences, responding to individual investor inquiries and taking questions during our quarterly earnings calls and at our annual meetings of shareholders. In 2025, we engaged with shareholders representing approximately 55% of our outstanding shares and remain committed to communicating with our shareholders as we move into 2026.

Proxy Summary	11

BOARD OVERVIEW AND DIRECTOR NOMINEES(1)

	Director Since		Committee Memberships					Other Public Boards
Name and Primary Occupation		Independent	A&FC	HRCC	N&GC	PPSC	EC
Class II Director Nominees(1)
Gregory J. Hayes, 65 Former Executive Chairman of RTX Corporation	2022							1
Charles M. Holley, 69 Former Executive Vice President and Chief Financial Officer of Walmart Inc.	2019							2
Denise R. Singleton, 63 Chief Legal Officer and Corporate Secretary of Amrize Ltd	2021							0
Howard I. Ungerleider, 57 Operating Advisor at Clayton Dubilier & Rice LLC	2026							3
Class III Directors
Julie L. Bushman, 65 Former Executive Vice President of International Operations of 3M	2020							2
Lisa A. Davis, 62 Former Member of Managing Board of Siemens AG and CEO for Siemens Gas and Power	2020							1
Mark E. Lashier, 64 Chairman and CEO of Phillips 66	2022							1
Kevin O. Meyers, 72 Former Senior Vice President, Exploration and Production at ConocoPhillips	2026							1
Douglas T. Terreson, 64 Former Head of Energy Research at Evercore ISI	2021							0
Class I Directors
Sigmund L. Cornelius, 71 Former President of Freeport LNG Development LP	2025							1
A. Nigel Hearne, 58 Chief Operating Officer of Harbour Energy	2025							0
Michael A. Heim, 77 Senior Operating Partner at Stonepeak Partners, LP	2025							0
Robert W. Pease, 67 Former Executive Vice President of Corporate Strategy & President of Downstream at Cenovus Energy	2024							0
Grace Puma, 63 Former Executive Vice President, Chief Operations Officer of PepsiCo. Inc.	2024							2
(1)Board composition as of April 2, 2026, excluding Mr. Tilton and Dr. Whittington, who are each not standing for re-election and will retire from the Board as of the election of directors at the Annual Meeting. Dr. Whittington is currently the Chair of the A&FC. Following the Annual Meeting, the Board expects to appoint Mr. Terreson to serve as the Chair of the A&FC.

12	Phillips 66 2026 Proxy Statement

EXECUTIVE COMPENSATION PROGRAM OVERVIEW
Our executive compensation program is built on a rigorous pay for performance philosophy. We link compensation to Company results, using performance metrics that are directly aligned with our strategy and focused on sustained long-term shareholder value creation. Reflecting this emphasis on long-term performance, most of the executive compensation is delivered through long-term incentive awards.
2025 PERFORMANCE-BASED COMPENSATION OUTCOMES

2025 VCIP Payout
In 2025, we remained focused on executing our strategic priorities while leveraging the benefits of our integrated portfolio. Overall payout of the 2025 VCIP was 134% of target, primarily due to strong safety and operational results as well as disciplined cost management driven by our continuous improvement mindset. No additional compensation above the formulaic payout was awarded to any of our executive officers.

				+			=
	Operational (50%)				Financial (50%)
Performance Metrics	Safety & Operating Excellence	Environment	High-Performing Organization		Adjusted VCIP Controllable Costs	Adjusted VCIP EBITDA		Total VCIP Payout

Performance Result (% of Target)	174%	140%	145%		200%	88%

Weighted Performance Result	43.5%	21%	14.5%		20%	35%

Weighted Payout	79%				55%			134%

For more details regarding the Company's performance relative to the 2025 VCIP performance metrics, see Variable Cash Incentive Program (VCIP) - 2025 Payout beginning on page 60.

2023-2025 PSP Payout
Our PSP awards align executive compensation with shareholder experience by linking absolute and relative performance over a three-year period. For the 2023-2025 performance period, strong returns on capital employed coupled with our competitive total shareholder return performance, drove a total payout of 160% of target. This is the result of Adjusted PSP ROCE exceeding the maximum (200%) performance level and ranking 6th in relative TSR among our 14 peers (resulting in a payout of 120% of target).

		+		=
	Adjusted PSP ROCE		Relative TSR
Performance Metrics					Total 2023-2025 PSP Payout

Performance	Above Maximum		6th out of 14 peers

Performance Payout (% of Target)	200%		120%

Weighted Payout	100%		60%		160%

For more details regarding the 2023-2025 PSP payout, see 2023 - 2025 Performance Share Program Payout on page 66.

Proxy Summary	13

OUR STRATEGIC APPROACH TO SUSTAINABILITY
Sustainability is an integral part of our corporate strategy and enhances the resiliency of our portfolio. At Phillips 66, our sustainability programs are focused on the core principles of Financial Performance, Operating Excellence, Environmental Stewardship, Social Responsibility and Governance.

COMMUNICATING WITH STAKEHOLDERS REGARDING SUSTAINABILITY
Ongoing engagement with our stakeholders is a key aspect of our overall approach to sustainability. Our stakeholders include our employees, shareholders, customers, the communities where we operate, indigenous peoples, legislators, financial institutions, and energy consumers. We approach our stakeholder engagement from a position of mutual respect, by respecting human rights, demonstrating our values through our actions and being a good neighbor. We strive to conduct our operations in accordance with our Company values and policies, and consistent with the spirit of the United Nations’ Universal Declaration of Human Rights.
We periodically conduct a sustainability priority assessment with internal and external stakeholders to help us identify the highest-interest issues. The results of these assessments help shape our practices, including the disclosures in our 2025 Sustainability and People Report.
Beginning in 2026, we will share information about our sustainability programs, practices and performance on the Sustainability section of our website. We will also provide annual updates through our 2026 Sustainability and People Highlights Report.

14	Phillips 66 2026 Proxy Statement

SPOTLIGHT ON OUR GHG EMISSIONS INTENSITY REDUCTION TARGETS(1)

30%	15%	50%

Manufacturing-related emissions intensity Scope 1 and 2 from operated assets by 2030	Products manufactured and sold emissions intensity Scope 3 from operated assets by 2030	Manufacturing-related emissions intensity Scope 1 and 2 from operated assets by 2050

(1) GHG emissions intensity reduction targets are as compared to a 2019 GHG emissions intensity baseline.
Our 2030 GHG emissions intensity reduction targets are based on projects underway or in development, which are consistent with our disciplined approach to capital allocation and focus on returns. Meeting our 2050 target will require changes beyond our sphere of influence and control, such as advancements enabling broader commercialization of lower-carbon technologies, global policies to fund and incentivize lower-carbon energy systems, changes in consumer behavior and available materials throughout the supply chain. We revisit our targets as technologies, policies and energy needs evolve.

In 2025, we reported a 15% reduction in Scope 1 & 2 GHG emissions intensity and an 8% reduction in Scope 3 emissions intensity from 2019 levels.(2)
Data regarding our 2025 GHG emissions intensity performance will be available in our 2026 Sustainability and People Highlights report.

(2)For details on GHG emissions methodologies and reporting basis, see the 2025 Sustainability and People Report.

Proxy Summary	15

FORWARD-LOOKING STATEMENTS, WEBSITE REFERENCES AND LINKS
This Proxy Statement includes forward-looking statements within the meaning of the federal securities laws relating to Phillips 66’s operations, strategy and performance. All statements other than statements of historical or current facts made in this Proxy Statement are forward-looking, including statements regarding our sustainability plans and goals and statements about our future financial performance and business. Words such as “anticipated,” “committed,” “estimated,” “expected,” “planned,” “scheduled,” “targeted,” “believe,” “continue,” “intend,” “will,” “would,” “objective,” “goal,” “project,” “efforts,” “priorities,” “strategies” and similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included in this Proxy Statement are based on management’s expectations, estimates and projections as of the date they are made. These statements are not guarantees of future events or performance, and they should not be unduly relied upon as they involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”). In addition, our sustainability goals are aspirational and may change. The inclusion of sustainability-related statements, including forward-looking statements related to sustainability, in this Proxy Statement is not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. We undertake no duty to update any forward-looking statement that we may make, whether as a result of new information, future events or otherwise, except as may be required by applicable law.
References in this Proxy Statement to materials available on our website, including website links, are for informational purposes only. The information available on our website or accessible through any website links included herein is not a part of, nor incorporated by reference into, this Proxy Statement.

16	Phillips 66 2026 Proxy Statement

PROPOSAL 1	Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting The Board recommends that you vote “FOR” the election of the four Class II director nominees

DIRECTOR NOMINEES
Our Board is currently composed of 16 members. Upon the retirements of Glenn F. Tilton and Marna C. Whittington from the Board as of the election of directors at the Annual Meeting, the size of the Board will be reduced to 14 directors. In accordance with our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), as currently in effect, the Board is divided into three classes of directors. The Board has nominated Gregory J. Hayes, Charles M. Holley, Denise R. Singleton and Howard I. Ungerleider to stand for election as Class II directors for a three-year term that expires at the annual meeting of shareholders to be held in 2029 or until such director’s successor has been duly elected or appointed and qualified, or until their earlier resignation or removal. Mr. Hayes, Mr. Holley, and Ms. Singleton were last elected by shareholders at our 2023 Annual Meeting of Shareholders. Mr. Ungerleider, who was appointed to the Board in March 2026, was originally identified as a director candidate by the N&GC, with support from a leading third-party search firm, in connection with our 2025 Annual Meeting and has been recommended to the Board by the N&GC as a director nominee. All nominees are currently serving as directors.

MAJORITY VOTE STANDARD & DIRECTOR RESIGNATION POLICY
Each nominee requires the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. Each director nominee has consented to serving as a director if elected and the Board expects that the four nominees will be available to serve as directors. However, if a nominee is unavailable for election, proxy holders may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting. No family relationship exists among any of our directors, director nominees or executive officers. There is no arrangement between any director or director nominee and any other person pursuant to which he or she was, or is to be, selected as a director or director nominee.
If an incumbent director fails to be re-elected by a majority of votes cast in an uncontested election, the director is required under our by-laws to promptly tender an offer of resignation to the Board. The N&GC will then make a recommendation to the Board about whether to accept or reject the tendered resignation or take other action. The Board will act on the tendered resignation offer taking into account the N&GC’s recommendation and publicly disclose its decision and rationale within 90 days from the date the election results are certified. The director who tenders his or her offer of resignation will not participate in the recommendation of the N&GC or the decision of the Board.

DIRECTOR EXPERIENCE, QUALIFICATIONS AND KEY SKILLS
Biographical information about each of the director nominees recommended by the Board and continuing directors is set forth on the following pages. A matrix that provides a holistic overview of director demographics and key skills follows the director biographies on page 32.

C-Suite	Accounting/ Financial Reporting	Risk Management	International/ Global Business

Environmental	Industry	Information Technology	Business Transformation

Investment Banking/Finance	Public Policy & Government Affairs

Proposal 1: Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting	17

CLASS II NOMINEES RECOMMENDED BY THE BOARD STANDING FOR ELECTION

Gregory J. Hayes

Former Executive Chairman of RTX Corporation Independent: Yes Age: 65 Director since: 2022 Committees: HRCC N&GC (Chair) PPSC Executive Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•As the Chief Executive Officer of RTX, Mr. Hayes was responsible for leading a renowned aerospace and defense company of 185,000 employees and $69 billion in annual revenue, providing our Board with valuable executive experience as well as knowledge of large and complex businesses undergoing transformative initiatives
•From his long tenure at United Technologies Corporation and predecessor organizations, Mr. Hayes has developed significant expertise in leading and overseeing businesses operating in highly technical industries
•Due to the nature of these roles at global aerospace and defense and related companies, Mr. Hayes has gained expertise in a wide range of government, regulatory, and public policy matters
•Mr. Hayes has held senior leadership roles across finance, corporate strategy and business development, and has substantial experience in strategic planning, M&A, global operations, and risk management, which are critical to effective execution of Phillips 66’s strategic priorities
•His track record of successfully managing complex businesses and talent development allows him to contribute to the Board’s oversight of human capital and management succession planning initiatives
•He has developed valuable knowledge of best practices in corporate governance through his current and prior service on other major public company boards, and a deep understanding of cyclical, commodities-focused industries through his former service on the board of Nucor Corporation, the largest steel producer in the U.S.

Career Highlights:
RTX Corporation (formerly Raytheon Technologies Corporation), the world’s largest aerospace and defense company
•Special Advisor (April 2025 to January 2026)
•Executive Chairman (May 2024 to April 2025)
•Chairman and Chief Executive Officer (2021 to May 2024)
•President, Chief Executive Officer and Director (2020 to 2021)
United Technologies Corporation, an American multinational conglomerate specializing in high technology products
•Former Chairman and Chief Executive Officer (2016 to 2020)
Other Current Public Company Directorships:
•Becton, Dickinson and Company
Prior Public Company Directorships (within past five years):
•RTX Corporation (2014 to April 2025)

18	Phillips 66 2026 Proxy Statement

Charles M. Holley

Former Executive Vice President and Chief Financial Officer of Walmart Inc. Independent: Yes Age: 69 Director since: 2019 Committees: A&FC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•As Executive Vice President and Chief Financial Officer of Walmart, one of the largest U.S. corporations, Mr. Holley gained senior leadership experience and led Walmart’s finance, risk management, strategic planning and capital markets efforts, which has been crucial to his role in oversight of Phillips 66’s strategic investments and risk management processes
•In addition, he took an active role in Walmart's government relations and information technology teams while Chief Financial Officer, allowing him to contribute knowledge in those key oversight fields to the Board
•He previously served in various accounting and finance roles at Walmart as well as Walmart International, where he helped lead Walmart’s expansion into international markets through a combination of greenfield investments, joint ventures and acquisitions, which enhances his knowledge and oversight capabilities of Phillips 66’s international operations and strategic initiatives and aids Phillips 66 in its ongoing transformation efforts
•Mr. Holley's extensive background in accounting and financial planning is further strengthened by his tenure at E&Y, his three years serving as Independent Senior Advisor at Deloitte LLP, and his service as the chair of the audit committees of Amgen and Carrier Global, all of which are particularly valuable to our A&FC, and qualify Mr. Holley as an "Audit Committee Financial Expert"
•In his role at Deloitte, he worked on the Global Chief Financial Officer program where he helped develop and mentor large-cap company Chief Financial officer's and their staff, providing him with significant experience in human capital and management oversight as well as management succession planning processes
•Mr. Holley's service as a public company board member provides our Board with greater insight into corporate governance best practices at other companies within technical, highly regulated industries

Career Highlights:
Deloitte LLP, an industry leading audit, consulting, and tax advisory firm
•Independent Senior Advisor, Chief Financial Officer Program (2016 to 2019)
Walmart Inc., one of the world's largest multi-national retail corporations
•Executive Vice President and Chief Financial Officer (2010 to 2015)
Other Current Public Company Directorships:
•Amgen Inc.
•Carrier Global Corporation

Proposal 1: Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting	19

Denise R. Singleton

Chief Legal Officer and Corporate Secretary of Amrize Ltd Independent: Yes Age: 63 Director since: 2021 Committees: HRCC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Ms. Singleton’s work in her current role as the Chief Legal Officer of Amrize, in addition to her prior service in General Counsel positions at WestRock Company ("WestRock"), IDEX Corporation, and SunCoke Energy, Inc., provides valuable legal, corporate governance, risk management, compliance, safety and environmental expertise, specifically within other highly technical industries, to the Board
•Ms. Singleton has a strong track record of developing and executing transactional and capital market strategies at both the enterprise and portfolio level of global businesses, including capital raising, conducting IPOs, M&A, spinoffs, asset recapitalizations, restructurings, asset divestitures, and rationalizations of footprint, which has been critical to the successful development and execution of Phillips 66’s strategic priorities
•In her prior role at WestRock, Ms. Singleton spearheaded efforts related to technological innovation and automation for contract management and standardization, allowing for learnings that have contributed to oversight of Phillips 66’s own transformational initiatives
•During her time at WestRock, Ms. Singleton was an active participant in WestRock's shareholder engagement efforts and oversaw the company’s strategies related to labor, collective bargaining, and government affairs
•Ms. Singleton brings significant cybersecurity experience to the Board following her oversight of the information security and cybersecurity functions at IDEX Corporation, and her previous role as a member of the Cyber Emergency Response Team at WestRock
•Ms. Singleton serves on the Board of Directors of 50/50 Women on BoardsTM and has been publicly recognized for her impact on boardroom practices and performance by publications such as Directors & Boards magazine, WomenInc. magazine, Savoy magazine and by the NACD, which selected her to the 2023 NACD Directorship 100TM

Career Highlights:
Amrize Ltd, North America's leading building solutions company from foundation to rooftop
•Chief Legal Officer and Corporate Secretary (since September 2024)
WestRock Company, a leader in sustainable, fiber-based packaging solutions
•Executive Vice President, General Counsel and Secretary (2022 to August 2024)
IDEX Corporation, a designer and manufacturer of specialty engineered products including fluidics and optics systems
•Senior Vice President, General Counsel and Corporate Secretary (2015 to 2022)
SunCoke Energy, the largest independent producer of high-quality coke in the Americas
•Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer (2011 to 2015)
Prior Public Company Directorships (within past five years):
•Teledyne Technologies Incorporated (2019 to January 2026)

20	Phillips 66 2026 Proxy Statement

Howard I. Ungerleider

Operating Advisor at Clayton, Dubilier & Rice LLC Independent: Yes Age: 57 Director since: 2026 Committees: A&FC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Mr. Ungerleider brings over 35 years of global chemicals experience to the Board from senior leadership positions with Dow Inc. and The Dow Chemical Company, and possesses a deep understanding of the complexities and dynamics of the global chemical industry and broader energy landscape
•As President and Chief Financial Officer of Dow Inc., Mr. Ungerleider played a critical role in setting corporate strategy, driving business and financial performance, and leading high-level decision-making in a complex global organization
•His business leadership experience includes 20 years of managing global businesses with direct financial responsibilities as well as ten years of executive functional leadership experience across Sales, Marketing, IT, Supply Chain, Public and Government Affairs, Investor Relations and Finance, which will enhance the Board's oversight of the Company's corporate functions
•He is an experienced risk manager having developed and implemented Dow Inc.'s enterprise risk management ("ERM") program and reported to Dow Inc.'s Board regarding ERM, including environmental and safety risks
•He has cultivated significant experience in financial reporting, investor relations and capital markets from his roles as Chief Financial Officer of Dow Inc. and The Dow Chemical Company and from his service on the audit committees of other public companies; these experiences are valuable for our A&FC and qualify Mr. Ungerleider as an "Audit Committee Financial Expert"
•He has extensive M&A and strategic transformation experience, including as a result of his heavy involvement in Dow Inc.'s merge-and-spin of DowDuPont, creating separate companies which now have a combined market capitalization of over $100 billion, demonstrating his ability to oversee the creation of significant shareholder value
•As a seasoned public company board member, Mr. Ungerleider brings a strong knowledge of corporate governance and responsibility to the Board

Career Highlights:
Clayton, Dubilier & Rice LLC, an American private equity company
•Operating Advisor (since January 2024)
Dow Inc., a holding company for The Dow Chemical Company and its consolidated subsidiaries
•President and Chief Financial Officer (2018 to 2023)
The Dow Chemical Company (formerly DowDuPont), a multinational chemical corporation
•Chief Financial Officer (2017 to 2019)
•Vice Chairman, Executive Vice President and Chief Financial Officer (2014 to 2017)
Other Current Public Company Directorships:
•Air Products and Chemicals, Inc.
•American Airlines Group Inc.
•Kyndryl Holdings, Inc.

Proposal 1: Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting	21

CONTINUING DIRECTORS

Julie L. Bushman

Former Executive Vice President of International Operations of 3M Independent: Yes Age: 65 Director since: 2020 Committees: HRCC (Chair) N&GC PPSC Executive Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Ms. Bushman retired in 2020 after a 36-year career at 3M that included significant operations, management, and global business responsibilities
•Throughout her career, she has been deeply involved in leading efforts focused on continuous improvement and business transformation within her areas of responsibility; her experience in leading global businesses included technology/new product development and commercialization
•In her most recent role at 3M, she was responsible for managing operations in 70 countries, driving growth of 3M's diverse portfolio into a broad array of industries, which has been valuable in her oversight of Phillips 66’s integrated network of businesses
•Ms. Bushman's experience overseeing 3M’s business transformation initiative included the deployment of a global ERP system and establishment of multiple global business centers to standardize and simplify the company's processes, which has positively contributed to Ms. Bushman's oversight of Phillips 66's own efforts in progressing its continuous improvement initiatives
•Throughout Ms. Bushman's career, she has been deeply involved in human capital management and leadership development and planning initiatives and has been an active participant in employee engagement during her time on the Board
•Ms. Bushman contributes to the Board’s active oversight of IT and cybersecurity matters, topics of increasing interest to our shareholders, from her substantial digital, software, and CIO leadership roles
•She brings to the Board an informed, global perspective of corporate governance issues from her current and former service on other public company boards
•Ms. Bushman's current service on the audit committees of other highly technical global organizations and experience at 3M has been particularly impactful in overseeing Phillips 66 from an accounting, finance, and risk management perspective

Career Highlights:
3M, a diversified technology company with operations in industrials and worker safety, among others
•Executive Vice President of International Operations (2017 to 2020)
•Senior Vice President of Business Transformation and Information Technology (2013 to 2017)
•Previously held roles of increasing responsibility, including Executive Vice President of Safety and Graphics; Executive Vice President of Safety, Security and Protection Services; Division Vice President of Occupational Health and Environmental Safety; and Chief Information Officer
Other Current Public Company Directorships:
•Adient plc
•Bio-Techne Corporation

22	Phillips 66 2026 Proxy Statement

Sigmund L. Cornelius

Former President of Freeport LNG Development L.P. Independent: Yes Age: 71 Director since: 2025 Committees: A&FC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Mr. Cornelius brings over 45 years of leadership experience in the energy industry to the Board, and most recently served as the President of Freeport LNG Development L.P., one of the largest exporters of liquified natural gas
•Having spent three decades at ConocoPhillips prior to the spinoff of Phillips 66, Mr. Cornelius has a unique perspective of our operations in addition to experience with strategic planning and environmental and safety risk management
•While at ConocoPhillips, Mr. Cornelius lead the company's global gas organization and held a number of international positions where he oversaw global operations related to ConocoPhillips' upstream and midstream businesses
•Mr. Cornelius served as Senior Vice President and Chief Financial Officer of ConocoPhillips and has developed a deep understanding of accounting and financial reporting processes as well as public company internal audit and treasury practices, all of which provide value to discussions with the A&FC and qualify Mr. Cornelius as an "Audit Committee Financial Expert"
•Mr. Cornelius was a part of the Risk Management Committee at Freeport LNG Development L.P., where he engaged in risk management processes and procedures and interacted with the company's external advisors
•Throughout his career, Mr. Cornelius has been directly involved in a number of corporate restructuring, M&A, and capital markets transactions
•Mr. Cornelius is currently the chair of the finance and audit committee for Parex Resources and has previously served on a number of public and private company boards, including Western Refining, Inc., Adeavor Logistics LP, DCP, CPChem and the Electric Reliability Counsel of Texas, Inc., among others, giving him a deep understanding of the corporate governance and risk management issues facing companies like Phillips 66

Career Highlights:
Freeport LNG Development L.P., a Liquified Natural Gas exporting company
•President (2014 to 2023)
ConocoPhillips (formerly Conoco Inc.), a global energy company
•Held various senior leadership positions, retiring as Senior Vice President and Chief Financial Officer (1980 to 2010)
Other Current Public Company Directorships:
•Parex Resources Inc.

Proposal 1: Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting	23

Lisa A. Davis

Former Member of Managing Board of Siemens AG and Chief Executive Officer for Siemens Gas and Power Independent: Yes Age: 62 Director since: 2020 Committees: A&FC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Ms. Davis brings deep expertise in operations, international business, public policy and government affairs, and risk management developed in her 30 years of experience in the energy industry through roles at Exxon, Texaco, and Royal Dutch Shell
•She has held significant operational and leadership positions encompassing many facets of the energy industry, including upstream production, project development, refining, safety and environmental performance, marketing and sales, and downstream strategy, among others
•While serving as a Managing Board Member of Siemens AG and CEO of Siemens Gas and Power, Ms. Davis was responsible for Siemens' global energy business, which included supporting operations in 80 countries
•Her experience spans all of Phillips 66’s businesses and assets, including Midstream, Chemicals, Refining, and Marketing and Specialties, providing the Board with critical insight into the Company's financial reporting and investment-related decisions from a holistic perspective
•As an experienced director, she brings relevant outside perspectives on corporate governance issues to the Phillips 66 Board to guide our governance and oversight practices to continually evolve and remain at the forefront of our industry
•Her previous experience serving on the board of C3.ai, Inc. contributes to discussions in A&FC meetings of how Phillips 66 can best navigate risks and leverage emerging technologies to generate meaningful operational efficiencies

Career Highlights:
Siemens AG, a multinational organization with one of the largest industrial manufacturing operations globally
•Managing Board Member of Siemens AG and Chief Executive Officer for Siemens Gas and Power, which included Power Generation, Power Services, Oil and Gas, Transmission and New Fuels (2014 to 2020)
•Chair of Siemens Corporation USA (2014 to 2020)
Royal Dutch Shell, a global group of energy and petrochemical companies
•Executive Vice President of Downstream Strategy, Portfolio and Alternate Energy (2012 to 2014)
•Previously held various Vice President roles overseeing Refining Operations, Supply Optimization, and Lubricants and Bulk Fuels Sales and Marketing (2000 to 2012)
Other Current Public Company Directorships:
•Penske Automotive Group
Prior Public Company Directorships (within past five years):
•Kosmos Energy Ltd. (2019 to 2022)
•C3.ai, Inc. (2021 to 2025)
•Air Products and Chemicals, Inc. (2020 to 2026)

24	Phillips 66 2026 Proxy Statement

A. Nigel Hearne

Chief Operating Officer of Harbour Energy Independent: Yes Age: 58 Director since: 2025 Committees: HRCC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Mr. Hearne possesses refinery operations expertise gained from over 35 years in various downstream and refining roles at Chevron
•While at Chevron, he was instrumental in establishing a new Oil, Products and Gas business which combined the traditional upstream, downstream and midstream business segments into one global, integrated organization, improving operational efficiencies and collaboration to enhance returns across Chevron's value chain
•As Chevron's Executive Vice President, Oil, Products & Gas, he managed upstream and downstream assets covering approximately 3.3 MMBD of oil and gas production, 1.8 MMBD of refining capacity, $15 billion of capital expenditures, $20 billion of operating expenses and 28,000 employees, and was responsible for ensuring safety and environmental compliance and optimizing operational performance, all of which contribute to his extensive energy industry operational experience
•While serving as President of Chevron EurAsia Pacific, he gained valuable M&A experience with his contributions to Chevron's acquisition of Noble Energy, which bolstered the company's international strategy and spearheaded growth
•He will bring valuable operational safety experience to the Board, gained through his time leading the enterprise operational excellence effort that improved Chevron's safety performance in 2023
•Having held management roles covering Europe, Asia, Australia and the United States, he has cultivated a global outlook on the oil and gas industry that will be valuable to the Board's ongoing review of the Company's strategy and future opportunities in a dynamic energy market

Career Highlights:
Harbour Energy plc, a diversified oil and gas company
•Chief Operating Officer (since March 2025)
Chevron Corporation, an integrated energy and chemicals corporation
•Executive Vice President, Oil, Products & Gas (2022 to February 2025)
•President, Chevron Eurasia Pacific Exploration & Production (2020 to 2022)
•President, Chevron Asia Pacific Exploration & Production (2019 to 2020)

Proposal 1: Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting	25

Michael A. Heim

Senior Operating Partner at Stonepeak Partners, LP Independent: Yes Age: 77 Director since: 2025 Committees: A&FC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Mr. Heim brings extensive energy industry and midstream experience to the Board, including over 16 years in various roles at Targa Resources Corp., which he also co-founded
•In Mr. Heim's current role as a Senior Operating Partner at Stonepeak Partners, LP, he supports investments in the energy industry and provides guidance on operations for a number of Stonepeak's portfolio companies
•While at Targa, Mr. Heim helped manage the company's global businesses, including its LPG export and marketing functions
•Mr. Heim has been part of a number of high profile M&A transactions, including Targa's $2.35 billion acquisition of Dynegy Inc.'s midstream natural gas business in 2005
•Mr. Heim has previously served as chairman of the Texas Pipeline Association on two occasions and as president of the Gas Processors Association giving him first-hand experience in lobbying, public policy and government affairs matters
•From his experiences as a director of numerous public and private companies, and as a senior officer at Targa, Mr. Heim has developed expertise in overseeing corporate governance, risk management, financial reporting, government affairs and safety practices

Career Highlights:
Stonepeak Partners, LP, an American Investment Firm
•Senior Operating Partner (since 2019)
Targa Resources Corp., a midstream services company
•Director and Vice Chairman (2015 to 2019)
•President and Chief Operating Officer (2012 to 2015)
Prior Public Company Directorships (within past five years):
•Evolve Transition Infrastructure LP (2022 to present; Evolve Transition Infrastructure LP was listed on the NYSE American until February 2024)

26	Phillips 66 2026 Proxy Statement

Mark E. Lashier

Chairman and Chief Executive Officer of Phillips 66 Independent: No Age: 64 Director since: 2022 Committees: PPSC Executive (Chair) Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•As our current Chairman and Chief Executive Officer, Mr. Lashier brings extensive knowledge of Phillips 66’s businesses and the broader industry to the Board
•Throughout his more than 30-year career within our organization and our joint venture, CPChem, Mr. Lashier has developed substantial executive leadership, financial reporting, strategic planning, risk management, and environmental and safety experience
•He brings a deep understanding of our Chemicals business through his prior positions of increasing responsibility at CPChem, including as President and CEO
•He has developed significant expertise in overseeing long-term capital-intensive project development from his efforts leading the team responsible for securing financing for major capital projects at CPChem
•Additionally, through his work executing on major capital projects at CPChem, he gained critical experience in managing complex business transformation efforts requiring active relationship management across multiple stakeholders including internal subject matter experts, sponsors, and financiers
•Through his international leadership assignments he has developed a deep knowledge of international business and public policy matters in regions that are important to our industry, including the Middle East and Asia

Career Highlights:
Phillips 66
•Chairman and Chief Executive Officer (since May 2024)
•President and Chief Executive Officer (2022 to May 2024)
•President and Chief Operating Officer (2021 to 2022)
Chevron Phillips Chemical Company LLC, a petrochemical company jointly owned by Phillips 66 and Chevron
•President and Chief Executive Officer (2017 to 2021)
•Previously held roles of increasing responsibility, including Executive Vice President of Olefins and Polyolefins; Senior Vice President of Specialties, Aromatics and Styrenics; Vice President of Corporate Planning and Development; Project Director for Saudi Arabia; and Regional Manager in Asia
Other Current Public Company Directorships:
•Motorola Solutions, Inc.

Proposal 1: Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting	27

Kevin O. Meyers

Former Senior Vice President, Exploration and Production, Americas at ConocoPhillips Independent: Yes Age: 72 Director since: 2026 Committees: A&FC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•With approximately 45 years of energy industry experience ranging from executive leadership roles at companies such as ConocoPhillips, to engineering roles at Atlantic Richfield Company, to director positions at a number of public companies, including his current role at Precision Drilling Corporation and previous service on the boards of Hess Corporation ("Hess") and Denbury Inc. ("Denbury"), Dr. Meyers has become a well-respected figure in the energy industry and brings extensive first-hand knowledge to the boardroom
•As an executive officer at ConocoPhillips, Dr. Meyers managed various aspects of the company's operations and safety practices; he further demonstrated his understanding of energy industry safety practices during his time as the Chair of Hess's Environmental, Health and Safety Committee
•Dr. Meyers also has experience with global operations within the energy industry, having previously served as President of ConocoPhillips' Canada and Russian businesses and as Special Advisor to the Chief Operating Officer of BG Group plc
•While serving as President of ConocoPhillips Russia and Caspian Region, Dr. Meyers was also the lead resident executive of the strategic alliance between ConocoPhillips and LUKOIL, giving him a unique perspective into international relations within the energy industry
•As a director, Dr. Meyers has overseen a number of transformative business transactions, including Hess's $55 billion acquisition by Chevron and Denbury's $4.9 billion acquisition by ExxonMobil
•Dr. Meyers holds a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology, giving him a technical background that provides value to the Board

Career Highlights:
BG Group plc, a U.K. based energy company
•Special Advisor to the Chief Operating Officer (2012 to 2014)
ConocoPhillips, a global energy company
•Held various senior leadership positions, retiring as Senior Vice President, Exploration and Production, Americas (2000 to 2010)
Other Current Public Company Directorships:
•Precision Drilling Corporation
Prior Public Company Directorships (within past five years):
•Hess Corporation (2013 to 2025)
•Denbury Inc. (2020 to 2023)

28	Phillips 66 2026 Proxy Statement

Robert W. Pease

Former Executive Vice President of Corporate Strategy & President of Downstream at Cenovus Energy Independent: Yes Age: 67 Director since: 2024 Committees: A&FC N&GC PPSC (Chair) Executive Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Mr. Pease brings to the Board over 40 years of global industry expertise, along with considerable familiarity with Phillips 66’s businesses and assets from his time at Cenovus Energy, a partner in the former Wood River and Borger refinery joint venture
•He has significant refinery operations experience, along with a deep understanding of U.S. and global commodity markets following significant roles in trading, risk management, regulatory compliance, and commercial marketing during his time at Shell plc and Cenovus Energy
•In his prior roles, Mr. Pease was involved in optimizing refining assets and developing strategic decision modeling tools, which enhance the Board’s ability to oversee execution across Phillips 66’s strategic priorities
•He has a strong track record of success in executing on complex business transformation efforts, including while serving as Chief Executive Officer of Motiva Enterprises LLC ("Motiva"), where he oversaw completion and integration of a major refinery expansion project and developed and implemented a rapid distribution and marketing growth strategy, increasing Motiva's branded, commercial and biofuels presence and generating increased profitability, and at Cenovus, where he led the early transformation of a Canadian upstream-focused oil and gas producer into a large, fully integrated oil company
•His leadership roles have included oversight of critical financial reporting-related responsibilities, including engagement of external auditors and credit rating agencies that are valuable to Phillips 66 and our A&FC
•Mr. Pease’s prior involvement in public policy and government affairs, both in an operational capacity interacting with regulators and as a member of the Board of Governors of the Canadian Association of Petroleum Producers and a Board member of the American Fuels & Petrochemicals Manufacturers, brings connectivity to emerging opportunities and risks facing our businesses
•He has been an advocate for talent development and employee-related initiatives throughout his career and has held active roles within Catalyst, a leading global non-profit for the advancement of women in business, and was a member of the Executive Committee of the United Way of Greater Houston, providing alignment with Phillips 66’s mission to provide energy and improve lives while living our values

Career Highlights:
Cenovus Energy, a Canadian oil and natural gas company
•Director of U.S. Operations (2017 to 2018)
•President, Downstream, U.S. Operations (September 2017 to December 2017)
•Executive Vice President of Corporate Strategy & President of Downstream (2015 to 2017)
•Executive Vice President of Markets, Products & Transportation (2014 to 2015)
Motiva Enterprises LLC, a downstream and midstream oil refining company
•Chief Executive Officer and President (2008 to 2014)
Shell plc, a multinational oil and gas company
•President, Shell Trading (U.S.) Co. (2004 to 2008)
•Vice President of Trading and Shipping Operations (2004 to 2008)

Proposal 1: Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting	29

Grace Puma

Former Executive Vice President, Chief Operations Officer of PepsiCo, Inc. Independent: Yes Age: 63 Director since: 2024 Committees: HRCC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Ms. Puma’s experience in operations and procurement at major multinational companies, including PepsiCo, Inc. ("PepsiCo") and United Airlines Holdings, Inc., contributes expertise in global operations and enterprise risk management to the Board
•Across her career, she has overseen due diligence processes for mergers and acquisitions, as well as business reviews to manage and evaluate the outcomes of strategic transactions
•In her prior role at PepsiCo, she was responsible for managing firm-wide costs and expenses and was involved in overseeing the broader enterprise business plan
•Additionally, while at PepsiCo, Ms. Puma had direct oversight of the company’s global security and employee safety strategies and performance
•Ms. Puma was a member of the executive steering team at PepsiCo, Inc. that evaluated ESG strategies related to a range of issues including plastics recycling, and renewable energy use at operations facilities
•Her public company board service at Target Corporation and Organon & Co. includes oversight for capital investments and executive succession planning, among other areas, and through these appointments she has developed deep corporate governance experience
•Ms. Puma also brings unique insights and perspectives on talent management and leadership development, and in 2024 co-authored a book, Career Forward, to share insights into long-term professional development for ambitious female leaders

Career Highlights:
PepsiCo, Inc., a multinational food, snack, and beverage corporation
•Executive Vice President and Chief Operations Officer (2017 to 2022)
•Senior Vice President and Chief Supply Officer (2015 to 2017)
•Senior Vice President and Chief Procurement Officer (2010 to 2015)
United Airlines Holdings, Inc., a publicly traded airline holding company
•Senior Vice President and Chief Procurement Officer (2007 to 2010)
Other Current Public Company Directorships:
•Target Corporation
•Organon & Co. (Ms. Puma will not be standing for re-election at the Organon & Co. 2026 Annual Meeting of Stockholders)

30	Phillips 66 2026 Proxy Statement

Douglas T. Terreson

Former Head of Global Energy at Evercore ISI Independent: Yes Age: 64 Director since: 2021 Committees: A&FC PPSC Key Skills:
Selected Skills and Experience Supporting Oversight of Phillips 66:
•Mr. Terreson is a leading industry expert whose career has spanned a rare combination of operations, buy-side and sell-side roles
•His depth of research into energy company capital management models and incentive compensation systems, which catalyzed significant shareholder value creation within the industry, has informed Phillips 66’s development of and progress toward achieving its strategic priorities
•He formerly served as Head of Global Energy at Evercore ISI, where he covered the Integrated Oil, Exploration and Production and Refining and Marketing sectors
•During his tenure at Morgan Stanley, the firm advised on some of the largest mergers in the industry, including BP and Amoco, Chevron and Texaco, and Conoco and Phillips, providing the Board unparalleled global investment and transactional expertise
•Also during his time at Morgan Stanley, he served as lead analyst on some of the largest energy IPOs ever in North America (Conoco), Europe (Statoil), and Asia (Sinopec)
•During his career, he was named the #1 or #2 Integrated Oil analyst in the Institutional Investor poll a record twenty times
•Earlier in his career, Mr. Terreson managed Putnam Investments’ energy mutual fund, which enables him to bring a differentiated investor perspective to the Board
•Before entering the investment industry, he gained valuable industry operating and risk management experience as an engineer with Schlumberger NV on the U.S. Gulf Coast
•In 2024, Mr. Terreson authored a book, Can't Deny It, in which he offers perspectives based on his valuable experience in the energy industry

Career Highlights:
Evercore ISI, a premier global independent investment bank
•Head of Global Energy (2009 to 2021)
Morgan Stanley, a multinational investment bank and financial services firm
•Head of Global Energy Group (1993 to 2008)
Putnam Investments, a global money management firm
•Principal, Portfolio Manager for Global Energy Fund (1991 to 1993)
Schlumberger NV, an oilfield services company
•Engineer (1984 to 1987)

Proposal 1: Election of 4 Class II Directors to Hold Office until the 2029 Annual Meeting	31

DIRECTOR DEMOGRAPHICS, SKILLS AND EXPERIENCES MATRIX(1)

CORE COMPETENCIES
Other Current Public Company Boards: service on other boards enhances oversight capabilities by broadening knowledge, experience and perspectives on critical governance matters	2	1	1	1	0	0	2	1	1	0	2	0	0	3
C-Suite: experience in top leadership roles provides valuable insights and practical understanding of public companies, and the methods to drive change and growth within our organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓
Accounting/Financial Reporting: provides knowledge necessary to evaluate company performance and effectively oversee financial reporting across our organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management: experience in mitigating and managing risks allows for effective oversight of our enterprise risk management program	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
SKILLS ALIGNED WITH PHILLIPS 66’s STRATEGY
International/Global Business: allows for strong understanding of the challenges facing a global organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Environmental & Safety: experience overseeing environmental and safety risks and management of natural capital in alignment with our mission to provide energy and improve lives		✓	✓		✓	✓		✓	✓	✓	✓	✓		✓
Industry: significant leadership or operational experience provides perspective on issues specific to our industry, business, operations, strategy and market dynamics
Energy (Non-Sector Specific)		✓	✓		✓	✓		✓	✓	✓			✓	✓
Refining		✓	✓		✓			✓		✓
Chemicals		✓						✓						✓
Midstream		✓			✓	✓		✓	✓	✓
Information Technology: brings an understanding of data management, technology, and oversight of cybersecurity critical to the complex and dynamic environment in which our Company operates	✓			✓			✓					✓		✓
Business Transformation: experience developing and implementing strategy and growth initiatives supports the optimization of our cost and organizational structures to enhance the resilience of our business
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓
Investment Banking/Finance: experience in financial management, M&A and other project financing, and investment strategies provides effective oversight of our capital structure and finance-related strategies
	✓	✓	✓	✓		✓	✓	✓	✓		✓	✓	✓	✓
Public Policy & Government Affairs: expertise in government, legal, regulatory, and public policy matters allows for effective oversight of the complex regulatory and political issues germane to our industry
		✓	✓	✓	✓	✓	✓	✓	✓	✓		✓		✓
DEMOGRAPHICS
Age	65	71	62	65	58	77	69	64	72	67	63	63	64	57
Gender	F	M	F	M	M	M	M	M	M	M	F	F	M	M
Racial/ethnic diversity											✓	✓
Tenure: diversity of tenure provides a balance of new ideas and experience with Phillips 66's business and operations	6	1	6	4	1	1	7	4	0	2	2	5	5	0
Independence: a substantial majority of independent directors promotes effective corporate governance and representation of our shareholders' interests	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓
(1)Reflects the skills of the Board's continuing directors and the director nominees standing for election at the Annual Meeting. Mr. Tilton and Dr. Whittington have been excluded from the matrix as they are not standing for re-election and will retire from the Board as of the election of directors at the Annual Meeting.

32	Phillips 66 2026 Proxy Statement

Corporate Governance

BOARD COMPOSITION GOVERNANCE
The Board is committed to maintaining a well-balanced mix of tenure, turnover, diversity, skills and experience among its members. Currently, our average director tenure is approximately 4 years, which reflects a healthy balance of tenures. The average age of our directors is approximately 67. When identifying potential new director candidates, the Board seeks to consider a diverse pool of qualified candidates. The Board views diversity in terms of identities, perspectives, personal and professional experiences and backgrounds and assesses its effectiveness in this regard as part of the annual Board assessment. The Board also regularly reassesses the skills and experiences it seeks in new members, taking into account any gaps that may arise as a result of director retirements, as well as Company's changing strategic priorities and any new opportunities or risks that may emerge over time.

Commitment to Board Diversity
The Board has committed to actively seeking candidates with diverse personal and professional backgrounds, perspectives, viewpoints, skills and experiences as part of the search process for new directors, and has incorporated this commitment into its Corporate Governance Guidelines.

Board's Approach to Mandatory Term Limits and Retirement Ages
The Board's Corporate Governance Guidelines do not impose director term limits or mandate a retirement age. The Board believes that directors may continue to provide meaningful, independent oversight and advice past an arbitrary age limit. A mandatory retirement age comes with the disadvantage of losing the contribution of directors who have developed significant knowledge of the Company’s business, strategy, risk profile, operations and financial position and who remain active and contributing members of the Board. The Board also determined that a mandatory retirement age may inhibit the Board’s ability to maintain a balanced mix of shorter- and longer-tenured directors, which is necessary for the Board to maintain a mix of fresh perspectives and a deep understanding of the Company's business. Maintaining a mix of shorter- and longer-tenured directors is particularly important in our industry, in light of the cyclical nature of many aspects of our operations, as well as the range of complex macroeconomic and geopolitical factors we face, which make our longer-tenured directors' depth of experience particularly valuable.
Board’s Approach to Refreshment
The Board is committed to a thoughtful, forward-looking approach to Board refreshment, considering the needs of the overall Board, its committees, and its leadership structure, and how those needs may evolve over time.
To accomplish this, the Board regularly seeks input from multiple sources, including from within the boardroom (via our annual Board self-assessment process, as described below), and from our shareholders, as they express their views regarding the backgrounds and skill sets that they perceive to be most critical to creating shareholder value. Our N&GC considers the feedback from these sources in its director search and nomination process and has worked with a leading third-party search firm to identify candidates with relevant skills and experience.

Corporate Governance	33

With respect to director refreshment, the Board places particular importance on ensuring that each director's skills and experiences align with the Company's evolving strategic priorities. The Board collectively possesses a significant depth of industry experience across each of Phillips 66's segments. This expertise is further strengthened by our director's leadership across areas critical to the execution of our strategy including international operations, information technology and innovation, business transformation, accounting, banking and capital markets, risk management and public policy and government affairs.
The N&GC also reviews potential changes to the mix of skills on the Board in association with any anticipated director retirements, and considers the depth of key skills on the Board to avoid any risk associated with the departure of a single director.
Board's Approach to Supporting the Success of New Members
The Board also prioritizes robust director orientation and onboarding programs to help new directors become rapidly integrated into boardroom discussions, facilitate their active participation within the Board, and maximize their contributions from the start of their appointment. To support this goal, the Company provides directors with membership to a nationally recognized director education program of their choosing, and directors are also encouraged to pursue continuing education programs, industry events, and other opportunities to ensure their understanding of their role and responsibilities as directors of major publicly-traded companies continues to evolve.
Each new director takes part in a multi-day onboarding session held at the Company's headquarters. During this onboarding, the director receives one-on-one briefings from the executive leadership team and other business leaders. The onboarding sessions include deep dives on the Company strategy, each business segment, and key corporate functions. Site visits are also coordinated to familiarize the directors with the Company's operations.
Recent Outcomes of the Refreshment Process and Looking Ahead
Over the past five years, the Board has appointed ten new independent directors to the Board, including three in 2025. The N&GC has continued to identify and evaluate prospective director candidates who bring relevant industry expertise and current or past executive leadership experience. As a result of these efforts, on March 6, 2026, the Board appointed Kevin O. Meyers and Howard I. Ungerleider to the Board. In addition to extensive energy industry experience with companies such as ConocoPhillips and Atlantic Richfield Company, Dr. Meyers has a long history as a public company director, formerly serving on the board of Hess Corporation and as the Chairman of Denbury Inc.'s board of directors Mr. Ungerleider, the former Chief Financial Officer of Dow Inc., brings over three decades of senior-level leadership, operational and financial experience in the chemicals and broader energy industry to the Board.
Our Board reflects a broad range of diversity of thought, skills and perspectives that are aligned with our evolving strategy and the current needs of our business. Going forward, the Board will continue to actively evaluate its composition through its self-evaluation process and feedback from our shareholders, ensuring it remains well-positioned to provide effective oversight and guidance.

34	Phillips 66 2026 Proxy Statement

IDENTIFICATION AND CONSIDERATION OF NEW NOMINEES
The N&GC's process for identifying and recommending director candidates includes:

Review of current skills to identify needs or gaps
The N&GC considers the Company’s current and long-term needs and strategic plans to determine the skills, experiences and characteristics that may enhance the Board's composition and effectiveness. This includes consideration from multiple perspectives, including the needs of the overall Board as well as its committees, and consideration of shareholder feedback.

Identify a pool of director candidates
The N&GC identifies a pool of candidates through a variety of methods, including third-party search firms, suggestions from shareholders, and the business and organizational contacts of directors and management.

Evaluate the director candidates and assess their potential contributions
In evaluating potential director candidates, the N&GC and the Board expect:
•all directors possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company’s shareholders;
•candidates should possess skills and experience complementary to those of existing directors; and
•all directors to devote sufficient time and effort to their duties as a director.

Recommend candidates to the Board	The N&GC recommends director candidates to the Board with the goal of creating a balance of knowledge, diverse perspectives and experiences.

ANNUAL BOARD ASSESSMENT
The Board's annual self-assessment process is designed to identify potential opportunities for the Board to improve its effectiveness and functioning.

2025 Board Self-Assessment Process

Oversight of the evaluation process	The N&GC oversees the annual self-assessment of the Board, and annually considers the evaluation methodology. The Lead Independent Director oversaw the 2025 annual self-assessment of the full Board.

Survey and one-on-one discussions
The self-assessment included a written questionnaire, which provided an opportunity for candid feedback on the Board's performance, followed by one-on-one conversations between the Lead Independent Director and each other director. During these conversations, the Lead Independent Director sought input on the effectiveness of the Board, its committees, and the individual directors, among other topics.

Presentation and discussion of results
All comments from the written questionnaire were compiled and shared with the full Board on an unattributed basis. The Lead Independent Director presented a summary of the results to the N&GC and to the full Board in executive session.

Incorporation of feedback	Any matters requiring further action that may enhance the Board's performance are identified and action plans may be developed to address the matter.

Corporate Governance	35

DIRECTOR TIME COMMITMENTS
The Board values the broader perspective and experience that directors gain by serving on other public company boards. However, the Board also recognizes that serving as a director requires a significant time commitment. As a result, our Corporate Governance Guidelines require that each director is expected to be able to devote sufficient time and attention to fulfilling his or her duties as a Company director. In order to ensure that these goals are met, the Corporate Governance Guidelines also provide that our directors generally should not serve on more than four public company boards, including the Company's Board, while directors who serve as an executive officer of a public company shall not serve on more than two public company boards, including the Board. Additionally, A&FC members are prohibited from simultaneously serving on more than two other public company audit committees.
The N&GC annually reviews and assesses outside director time commitments, including leadership positions at other boards. This review is intended to evaluate and confirm that all directors are in compliance with the provisions of the Corporate Governance Guidelines and that they have demonstrated an appropriate level of commitment to the Board and its committees.
Before accepting an additional directorship with another company, directors are asked to consider whether the new position will compromise their ability to fulfill his or her responsibilities to the Company. Additionally, our directors are required to advise the Chairman of the Board, the Chair of the N&GC and the Company’s Corporate Secretary before accepting an invitation to serve on the board of directors of another for-profit company to ensure that it is permissible under applicable laws, the Company’s policies (including the Corporate Governance Guidelines) and governance best practices.
Because the demands of board service at different companies and the capacities of individual directors vary, the N&GC has the discretion to grant exceptions to the provisions of the Corporate Governance Guidelines on a case-by-case basis. In 2025, no exceptions were required for any member of the Board, and all directors were in compliance with the applicable provisions of the Corporate Governance Guidelines.
The Corporate Governance Guidelines also provide that any director whose principal outside responsibilities have changed since election to the Board should volunteer to resign to give the Board the opportunity to review the appropriateness of continued Board membership under the circumstances.
SHAREHOLDER RECOMMENDATION OF CANDIDATES
The N&GC will consider director candidates recommended by shareholders. A shareholder who would like to recommend a candidate for nomination by the N&GC should follow the procedures described under Submission of Future Shareholder Proposals and Director Nominations beginning on page 106. In addition, the shareholder should provide such other information it deems relevant to support the N&GC’s evaluation of the candidate. Candidates recommended by the Company’s shareholders are evaluated on the same basis as candidates recommended by the Company’s directors, management, third-party search firms or other sources.
PROXY ACCESS FOR SHAREHOLDER-NOMINATED CANDIDATES
Our By-Laws also permit a group of up to 20 shareholders owning 3% or more of our outstanding common stock continuously for at least three years to nominate and have included in our proxy materials, director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our By-Laws. Additional information is described under Submission of Future Shareholder Proposals and Director Nominations beginning on page 106.

36	Phillips 66 2026 Proxy Statement

BOARD LEADERSHIP STRUCTURE
DUTIES AND RESPONSIBILITIES OF THE CHAIRMAN
In 2024, as part of the Company’s carefully planned leadership transition, Mr. Lashier assumed the role of Chairman of the Board while continuing to serve as Chief Executive Officer of the Company. In his role as Chairman, Mr. Lashier is responsible for the following:
•chairing meetings of the Board;
•presiding at meetings of our shareholders;
•communicating with all directors on key issues and concerns outside of full Board meetings;
•overseeing agenda preparation in consultation with the Lead Independent Director; and
•fostering a collegial and collaborative environment in the boardroom.
DUTIES AND RESPONSIBILITIES OF THE LEAD INDEPENDENT DIRECTOR
Under our Corporate Governance Guidelines, whenever the Chairman of the Board is also an employee of the Company, the non-employee directors will select a Lead Independent Director. Glenn Tilton, who has served as Lead Independent Director since 2016, has informed the Company that he intends to retire, and that he will not be standing for re-election to the Board. Following the Annual Meeting, the Board expects to appoint Greg Hayes to serve as the new Lead Independent Director. The Board believes Mr. Hayes is well qualified for this role based on his extensive leadership experience across multiple public company boards. For example, Mr. Hayes served as the Executive Chairman of RTX from 2021 to 2025, and was recently appointed as the Chair of the N&GC. In these roles, Mr. Hayes has demonstrated strong leadership skills that position him well to lead our independent directors and represent our shareholders’ interests in discussions within the boardroom. He also brings deep management experience in highly regulated industries, and as Chief Executive Officer of United Technologies Corporation oversaw the merger with Raytheon Company in 2019. Mr. Hayes' expertise and experience in corporate strategy, strategic planning and risk management all support the continued success of Phillips 66.
The Lead Independent Director chairs executive sessions, coordinates the activities of the non-employee directors and performs other duties and responsibilities as determined by the Board, including:
•advising the Chairman on Board meeting schedules, seeking to ensure that the non-employee directors can perform their duties responsibly without interfering with operations;
•providing the Chairman with input on agenda preparation for Board and committee meetings;
•advising the Chairman on the quality, quantity and timeliness of the flow of information from management to allow directors to perform their duties effectively and responsibly, including specifically requesting certain materials be provided to the Board;
•recommending to the Chairman the retention of consultants who report directly to the Board;
•interviewing Board candidates and making nomination recommendations to the N&GC;
•assisting in assuring compliance with and implementation of the Corporate Governance Guidelines;
•ensuring that the Lead Independent Director, or another appropriate director, is available for engagement with shareholders when warranted;
•calling meetings of the non-employee directors as needed, developing the agenda for and chairing any such meetings and executive sessions;
•acting as principal liaison between the non-employee directors and the Chairman on sensitive issues;
•facilitating discussion among independent directors on key issues and concerns outside of full Board meetings;
•participating with the HRCC in the periodic discussion of Chief Executive Officer performance;

Corporate Governance	37

•leading the Board’s annual self-assessment; and
•working with the N&GC to recommend Board committee membership and committee chair rotation.
The Board believes that its current leadership structure and processes encourage its non-employee directors to play a meaningful role in guiding the Board's work. The chairs of the Board’s committees regularly review their respective agendas and committee materials with management in advance of each meeting and communicate directly with other directors and members of management as each deems appropriate. Moreover, each director may suggest agenda items and raise matters that are not on the agenda at each Board and committee meeting.

BOARD INDEPENDENCE
Our Corporate Governance Guidelines set out standards for determining whether each member of the Board is independent. These standards align with the listing standards of the NYSE. The Board has reviewed the relationships and circumstances of each director and has determined that each of Ms. Bushman, Mr. Cornelius, Ms. Davis, Mr. Hayes, Mr. Hearne, Mr. Heim, Mr. Holley, Dr. Meyers, Mr. Pease, Ms. Puma, Ms. Singleton, Mr. Terreson, Mr. Tilton, Dr. Whittington and Mr. Ungerleider, meet our independence standards. Mr. Lashier is not considered independent because he is an employee of the Company. The Board previously determined that each of Gary K. Adams, John E. Lowe and Denise L. Ramos were independent during the time they served on the Board.
In making independence determinations, the Board specifically considered the fact that many of our directors are directors of companies with which we may conduct business. Additionally, some of our directors may purchase products from the Company, such as gasoline from our retail sites. In all cases, it was determined that there are no relationships or transactions that are material to the Company or the director and accordingly, there are no relationships that would affect the independence of any director, other than Mr. Lashier.

OVERVIEW OF BOARD COMMITTEES AND PRIMARY RESPONSIBILITIES
The Board has five standing committees. The charter for each committee may be found in the “Investors” section on the Phillips 66 website (www.phillips66.com) under the "Corporate Governance" caption. Shareholders may also request printed copies of these charters by following the instructions in Additional Information beginning on page 100.
The Board's A&FC, HRCC and N&GC are composed entirely of independent directors. In accordance with NYSE requirements and our independence standards, all members of the A&FC and HRCC meet additional heightened independence standards applicable to audit committee and compensation committee members. The Executive Committee is composed of the Chairman of the Board, Lead Independent Director, and the chairs of the other standing committees. The charter of the PPSC (which is not a required committee under NYSE or SEC rules) was amended in early 2024 to require that all members of the Board serve on the PPSC, which underscores the significance of the matters discussed at the PPSC to the full Board.
To ensure continued Board effectiveness, the N&GC periodically considers committee membership and chair rotations. In 2024, as a result of such review, the Board refreshed the composition of its committees and appointed new chairs to lead the HRCC, N&GC and PPSC. The composition and primary responsibilities of the committees are described below. The Committee composition is shown as of April 2, 2026.

38	Phillips 66 2026 Proxy Statement

AUDIT AND FINANCE COMMITTEE (A&FC)

Members:
Marna C. Whittington (Chair)(1)
Sigmund L. Cornelius
Lisa A. Davis
Michael A. Heim
Charles M. Holley
Kevin O. Meyers
Robert W. Pease
Douglas T. Terreson
Howard I. Ungerleider
Number of meetings
in 2025: 10

Primary Responsibilities:
•Oversee the integrity of accounting policies, internal controls, financial statements, and financial reporting practices, and certain financial matters covering the Company’s capital structure, complex financial transactions, financial risk management, retirement plans and tax planning.
•Review significant risk exposures, including major financial, cybersecurity and information technology risks, and management’s processes for identifying, monitoring, controlling and reporting on such risks.
•Monitor compliance with legal and regulatory requirements, including our Code of Business Ethics and Conduct; the qualifications and independence of independent auditors; and the performance of the internal audit function and independent auditors.
Financial Expertise and Financial Literacy of A&FC Members
The Board has determined that each of Mr. Cornelius, Mr. Holley and Mr. Ungerleider satisfy the SEC’s criteria for “audit committee financial experts.” Additionally, the Board has determined that each member is financially literate within the meaning of the NYSE listing standards.

(1)Dr. Whittington is not standing for re-election and will retire from the Board as of the election of directors at the Annual Meeting. Following the Annual Meeting, the Board expects to appoint Mr. Terreson to serve as the Chair of the A&FC.
HUMAN RESOURCES AND COMPENSATION COMMITTEE (HRCC)

Members: Julie L. Bushman (Chair) Gregory J. Hayes A. Nigel Hearne Grace Puma Denise R. Singleton Glenn F. Tilton Number of meetings in 2025: 6
Primary Responsibilities:
•Oversee executive compensation programs, policies and strategies and approve metrics, goals and objectives under incentive compensation programs for the Company's senior officers.
•Approve goals and objectives relevant to Chief Executive Officer compensation, evaluate Chief Executive Officer performance in light of those goals and objectives, and determine the Chief Executive Officer’s overall compensation.
•Oversee initiatives related to the Company's human capital strategies, including in the areas of inclusion and diversity, management succession planning and talent management.
The HRCC may appoint and delegate authority to subcommittees consisting of one or more committee members, as it deems appropriate, to the extent permitted by applicable laws, rules and regulations. Additional information about the HRCC can be found in Compensation Discussion and Analysis beginning on page 50.

Corporate Governance	39

NOMINATING AND GOVERNANCE COMMITTEE (N&GC)

Members: Gregory J. Hayes (Chair) Julie L. Bushman Robert W. Pease Glenn F. Tilton Marna C. Whittington Number of meetings in 2025: 9
Primary Responsibilities:
•Identify and recommend nominees for election to the Board.
•Recommend committee assignments and periodic rotation of committee assignments and committee chairs.
•Review and recommend compensation and benefits policies for non-employee directors.
•Review and recommend appropriate corporate governance guidelines and procedures.
•Oversee the Board’s annual self-assessment of its performance and monitor Board composition.
•Oversee succession plans for the Chief Executive Officer.

PUBLIC POLICY AND SUSTAINABILITY COMMITTEE (PPSC)

Members:
Robert W. Pease (Chair)
Julie L. Bushman
Sigmund L. Cornelius
Lisa A. Davis
Gregory J. Hayes
A. Nigel Hearne
Michael A. Heim
Charles M. Holley
Mark E. Lashier
Kevin O. Meyers
Grace Puma
Denise R. Singleton
Douglas T. Terreson
Glenn F. Tilton
Howard I. Ungerleider
Marna C. Whittington
Number of meetings
in 2025: 4

Primary Responsibilities:
•Review policies, programs and practices related to health, safety and environmental protection; health and safety performance; social impact and corporate responsibility matters, and the Company's communication strategies regarding the foregoing.
•Review the sustainability program and oversee progress of sustainability initiatives.
•Review and approve the budget for charitable contributions.
•Review the administration of any U.S. based political action committees.
•Review and approve the Company’s budgets for political candidate contributions and independent expenditures, and receive reports from management on such candidate contributions, independent expenditures and other political expenditures.

EXECUTIVE COMMITTEE

Members: Mark Lashier (Chair) Julie L. Bushman Gregory J. Hayes Robert W. Pease Glenn F. Tilton Marna C. Whittington Number of meetings in 2025: None
Primary Responsibilities:
•Exercise the authority of the full Board, if needed, in intervals between regularly scheduled Board meetings, other than (1) those matters expressly delegated to another committee of the Board, (2) the adoption, amendment or repeal of any By-Laws, and (3) those matters that cannot be delegated to a committee under statute, the Certificate of Incorporation, or By-Laws.

40	Phillips 66 2026 Proxy Statement

SHAREHOLDER OUTREACH AND RESPONSIVENESS
Phillips 66 maintains a year-round shareholder engagement program to listen to investor perspectives on our business strategy, executive compensation program and sustainability and ESG matters that are important to our investors. Our engagement program is focused on identifying and understanding shareholder concerns and demonstrating responsiveness to these concerns.
2025 Shareholder Engagement by the Numbers

100% of top 25 shareholders contacted	~55% of total shares outstanding engaged	~44% of shares outstanding engaged with independent members of the Board
In the lead-up to the 2025 Annual Meeting, we undertook a significant effort to speak with our shareholders to discuss our strategic priorities, as well as the Company's unique integrated portfolio. We continued to engage with shareholders after the 2025 Annual Meeting to discuss the Board's oversight role, including how our newly appointed directors had been integrated into the Board, in addition to other areas of interest identified by our shareholders.
Many of these conversations included Mr. Tilton, our Lead Independent Director, Mr. Hayes, Chair of the N&GC, Ms. Bushman, Chair of the HRCC and Ms. Whittington, Chair of the A&FC. These conversations also included the participation of our other directors, such as recent appointments Mr. Cornelius and Mr. Heim. Select areas of focus for our 2025 engagement meetings are shown in the table below:
ROBUST YEAR-ROUND SHAREHOLDER ENGAGEMENT PROGRAM

KEY DISCUSSION TOPICS AND FEEDBACK

Governance	Compensation	Sustainability	Business Strategy & Operations

•Discussed the integration of the newly appointed directors, as well as the overall cohesion and alignment of the Board after the 2025 Annual Meeting
•Appreciated the continued efforts towards declassification
•Discussed ongoing Board refreshment, committee assignments, and skills that would be desired in a new director candidate
	•Complimented the compensation disclosures in the 2025 Proxy Statement •Discussed how long-term incentives are determined and how performance is measured against internal targets	•Commended the progress made towards GHG targets, while discussing potential changes in approach given political headwinds •Discussed projects to support 2030 GHG targets	•Discussed improvements in the performance of the Company's Refining segment •Discussed strategic alternatives that have been evaluated for the Company's Midstream and Chemicals segments

Corporate Governance	41

We take the feedback we received from our shareholders seriously, and have made meaningful changes over the years in response to our engagements. Highlights of some of the actions we have taken over the last several years are shown below:

2021	2022	2023	2024	2025

•Sought shareholder approval to declassify the Board
•Published first Human Capital Management Report
•Published Lobbying Activities Report
•Announced 2030 GHG emissions reduction targets
•Added two new independent directors to the Board

•Announced 2050 GHG emissions reductions targets
•Evolved the compensation program and enhanced disclosures
•Added two new directors to the Board, including one independent director
•Collaborated with CPChem to enhance its sustainability reporting to include scenario analyses
•Sought shareholder approval to declassify the Board •Committed to, and published, an enhanced Lobbying Activities Report
•Implemented an overboarding policy
•Updated the executive compensation program to put greater emphasis on performance and alignment with the shareholder experience
•Added two new independent directors to the Board
•Enhanced methane disclosures
•Sought shareholder approval to declassify the Board •Committed to, and published, expanded methane management disclosures
Communications with the Board
Shareholders and other interested parties may communicate with the Board, individual directors, the non-employee directors as a group, or the Lead Independent Director, in care of our Corporate Secretary. Communications are distributed to the Board or to any individual director, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that items unrelated to its duties and responsibilities not be distributed.
Mailing Address:
Attn: Corporate Secretary
Phillips 66
2331 CityWest Blvd.
Houston, TX 77042

42	Phillips 66 2026 Proxy Statement

BOARD OVERSIGHT OF OUR COMPANY
STRATEGIC OVERSIGHT
Setting the strategic course of the Company and providing oversight of strategic risks involves a high level of constructive engagement between management and the Board. The Board regularly discusses the strategic priorities of the Company and the risks to the Company’s successful execution of its strategy, including global economic and other significant trends, as well as changes in the energy industry and regulatory initiatives. Each year, the Board holds a multi-day strategy session with the Company's senior leaders to review the Company's short-term and long-term strategic plans and priorities, as well as challenges and opportunities that may develop. This process helps ensure that the Board remains well-informed and actively engaged in shaping the Company's path forward.
RISK OVERSIGHT
The Company’s management is responsible for the daily operation of the business, including risk management. To help it fulfill this responsibility, our management has established an enterprise risk management (“ERM”) program. The ERM program is designed to identify and facilitate the management of significant and emerging risks facing the Company. The Board is responsible, in its oversight role, for ensuring that the risk management processes designed and implemented by the Company’s management are functioning as intended, and that necessary steps are taken to foster a culture of risk-adjusted decision making throughout the organization. The Board has delegated authority to its standing committees to manage various aspects of risk management, as discussed below. The Board has empowered the A&FC to facilitate appropriate coordination among the Board's committees with respect to oversight of the Company's risk management. The A&FC meets on a periodic basis with management (and no less than annually) to discuss the Company's major risk exposures and policies and the steps management has taken to ensure appropriate processes are in place to identify, manage and control business risks.
RISK OVERSIGHT AT THE BOARD LEVEL

•Exercises its oversight responsibility for risk assessment and risk management directly and through its committees.
•Receives regular updates from its committees on individual areas of risk that fall within each committee’s area of oversight and expertise.

KEY ASPECTS OF RISK OVERSIGHT AT THE COMMITTEE LEVEL

A&FC	HRCC	N&GC	PPSC
•Financial and accounting risks
•Overall ERM program and the guidelines and policies that govern the process by which ERM is handled
•Information technology security (including cybersecurity and artificial intelligence) and technology risk management programs

•Risks associated with compensation policies and practices for executive compensation and Company-wide compensation practices
•Corporate culture and human capital risks, including management succession planning

•Risks associated with corporate governance policies and practices and compliance with guidelines
•Board composition and Board succession matters
•Planned and emergency Chief Executive Officer succession planning

•Social and political risks and trends, including lobbying activities and political spending
•Operational health, safety and environmental risks
•Corporate social responsibility and sustainability programs

Corporate Governance	43

CORPORATE RESPONSIBILITY AND SUSTAINABILITY OVERSIGHT
Our Board monitors developments and trends in corporate governance and sustainability best practices, changing regulatory requirements and feedback from our shareholders to evolve our corporate responsibility and sustainability programs and practices in ways that the Board believes are in the best interest of Phillips 66 and its shareholders. In 2020, the Board broadened the role of its public policy committee to include oversight of the Company's sustainability efforts and re-named it the "Public Policy and Sustainability" Committee to reflect this expanded scope. The PPSC's responsibilities now include oversight of the Company's sustainability programs and initiatives, including climate-related risks and opportunities and the Company’s emissions intensity reduction targets. In 2024, the Board further underscored the importance of these topics by expanding the PPSC's membership to include all members of the Board.
HUMAN CAPITAL MANAGEMENT OVERSIGHT
Our Board recognizes the importance of our human capital practices in creating value and supporting our mission, vision and values. The ability of Phillips 66 to attract, retain and develop high-performing employees, and create a workplace where they can innovate and thrive, is an integral part of our competitive strategy to drive long-term value and mitigate risk. The Board through its committees, regularly works with senior leadership on matters such as succession planning, development, retention, and workplace culture.
The Board’s engagement across the breadth of human capital management topics, including its oversight of our disclosures relating to our human capital programs and policies, demonstrates the value that the Company places on its people. The HRCC reviews the Company's talent strategy and talent pipeline on a regular basis. Board members also periodically visit our sites and meet with employees to stay connected to our corporate culture.
Each Board committee collaborates with senior leadership to stay informed, measure progress against goals, identify potential risks and develop meaningful solutions for the components of human capital management that are within their purview.
SUCCESSION OVERSIGHT
Our Board views management succession planning as a critical component of ensuring business continuity and performance. The Board has assigned the HRCC responsibility to oversee management succession planning and the N&GC to oversee Chief Executive Officer succession planning. Our succession planning activities include sessions with executives to monitor and guide leadership development for our executive leadership team. The HRCC provides the oversight necessary to ensure the Company develops leaders who are prepared for their roles in both the ordinary course of business and in unexpected circumstances.
RECENT OUTCOMES OF OUR MANAGEMENT SUCCESSION PLANNING PROCESSES

•Successful navigation of the Company's first Chief Executive Officer transition in 2022, with the promotion of Mark Lashier, an individual who spent his entire career spanning more than three decades with our joint venture CPChem or Phillips 66 and its predecessor organizations, and the subsequent appointment of Mr. Lashier to the role of Chairman of the Board in 2024.
•Oversight of significant refreshment across our executive leadership team in recent years, resulting in a team comprised of members with the requisite experiences and skills across disciplines to provide diverse perspectives on enterprise-wide topics to support our strategic priorities.

44	Phillips 66 2026 Proxy Statement

MEETINGS AND ATTENDANCE
Board Meetings

The Board met ten times in 2025. All our directors attended more than 75% of the meetings of the Board and committees on which they served. Recognizing that director attendance at the Company’s annual meeting can provide the Company’s shareholders with an opportunity to communicate with the directors about issues affecting the Company, the Company encourages all directors to attend our annual meetings of shareholders. All our directors then serving attended our 2025 annual meeting.

Executive Sessions
The independent directors meet on a regular basis in executive sessions of the Board and its committees without any members of the Company's management present. The Lead Independent Director chairs the executive sessions of the full Board and the chair of each committee leads the executive session of their respective committee.

BOARD EDUCATION
Our Board is committed to staying up to date on developments that affect the Company and the responsibilities of the Board and its individual directors. Accordingly, the Board and each committee regularly receive educational updates from internal and third-party subject matter experts on a variety of topics. In 2025, our Board heard from independent experts regarding public company directors' fiduciary duties. Additionally, throughout the year Board members had opportunities to meet informally with members of management and high performing employees to deepen their understanding of our business. The Corporate Secretary’s office also provides the Board with a list of outside director education programs to encourage continuous learning.
When new directors join the Board, they participate in a comprehensive onboarding program. This program includes an intensive two-day orientation at the Company’s headquarters, during which new directors receive a detailed overview of each business segment from a financial and operational perspective. The two-day program also includes sessions covering the Company’s health, safety and environmental programs and practices, human capital management programs and practices, and the Board’s expectations of each director, among other key topics.

RELATED PERSON TRANSACTIONS
Our Code of Business Ethics and Conduct requires all directors and executive officers to promptly report to the Company any transactions or relationships that reasonably could be expected to constitute a related person transaction under Item 404 of Regulation S-K. The transaction or relationship is reviewed by the Company’s management and the appropriate committee of the Board to ensure that it does not constitute a conflict of interest and is appropriately disclosed.
Additionally, the N&GC conducts an annual review of any related person transactions between each director, their family members and controlled entities and the Company and its subsidiaries in making recommendations to the Board regarding the continued independence of each director. Since January 1, 2025, there have been no related person transactions (as defined under Item 404 of Regulation S-K) in which the Company or a subsidiary was a participant and in which any director, director nominee, executive officer, a greater than 5% beneficial owner of the Company at the time of the applicable transaction, or any of their immediate family members had a direct or indirect material interest.
The N&GC will also consider any relationships that, while not constituting related person transactions where a director had a direct or indirect material interest, nonetheless involved transactions between the Company and an organization with which a director is affiliated, either directly or as a partner, shareholder or officer. The N&GC determined that there were no such transactions with related persons in 2025.

Corporate Governance	45

Director Compensation

OBJECTIVES AND PRINCIPLES
Our director compensation program is designed to offer a competitive package that enables the Board to attract and retain highly skilled individuals that possess the talent and skills required to oversee a complex, multinational corporation. The Board seeks to ensure that a substantial portion of director compensation is linked to the long-term success of the Company. As part of our commitment to being a responsible corporate citizen, the Board also extends the Phillips 66 matching gift program to charitable contributions made by our directors.

Compensation for non-employee directors is reviewed annually by the N&GC and set by action of the Board. The N&GC benchmarks non-employee director compensation design and pay levels against Phillips 66's compensation peer companies. The N&GC may from time to time receive the assistance of a third-party consultant in reviewing director compensation, as it deems advisable.

The primary components of our non-employee director compensation program are equity compensation and cash compensation.

NON-EMPLOYEE DIRECTOR COMPENSATION	ADDITIONAL ANNUAL CASH COMPENSATION

$125,000
Annual Cash
Compensation
38%
$200,000
Annual Equity
Compensation
62%

Lead Director
$50,000
Audit and Finance Committee Chair
Human Resources and Compensation Committee Chair
$25,000
Nominating and Governance Committee Chair
Public Policy and Sustainability Committee Chair
Executive Committee Chair
$20,000
Audit and Finance Committee Members
Human Resources and Compensation Committee Members
$10,000

EQUITY COMPENSATION
In 2025, each non-employee director received a grant of RSUs with an aggregate value of $200,000 on the date of grant. Restrictions on these units will lapse in the event of separation from service, disability, death, or a change of control, unless the director has elected to receive the underlying shares after an earlier stated period of time. Directors forfeit the units if, prior to the lapse of restrictions, the Board finds sufficient cause for forfeiture (although no such finding can be made after a change in control). While these restrictions remain in place, directors may not sell or otherwise transfer the units. During this period, however, any dividend equivalents paid will be credited to the director in the form of additional RSUs, so that the director's holdings reflect those dividend equivalents. Once restrictions lapse, each director will receive unrestricted shares of Company stock in settlement of the RSUs.
CASH COMPENSATION
In 2025, the annual cash compensation for non-employee directors was $125,000 for service as a director. Non-employee directors serving in specified committee or leadership positions also received additional cash compensation as indicated in the chart above.

46	Phillips 66 2026 Proxy Statement

In 2025, the total annual cash compensation was paid in monthly cash installments; however, Directors were able to elect, on an annual basis, to receive all or part of their cash compensation in unrestricted stock or in RSUs (such unrestricted stock or RSUs are issued on the first business day of the month and valued using the average of the high and low prices of Phillips 66 common stock as reported on the NYSE on such date), or to have the amount credited to the director’s deferred compensation account as described below. The RSUs issued in lieu of cash compensation are subject to the same restrictions as the annual RSUs described above.
DEFERRAL OF COMPENSATION
In 2025, non-employee directors had the option to elect to defer their cash compensation under the Phillips 66 Deferred Compensation Program for Non-Employee Directors (the “Director Deferral Plan”). Under this plan, deferred amounts are deemed to be invested in various mutual funds and similar investment choices (including Phillips 66 common stock) selected by the director from a list of available investment choices. Amounts deferred under the Director Deferral Plan may be funded through a grantor trust designed for this purpose. In December 2025, the N&GC determined to discontinue the Director Deferral Plan going forward, with previously deferred balances continuing to be administered in accordance with the prior terms of the Director Deferral Plan.
DIRECTORS’ MATCHING GIFT PROGRAM
All active non-employee directors are eligible to participate in the Directors’ Annual Matching Gift Program. This program provides a dollar-for-dollar match of gifts of cash or securities, up to an annual maximum of $15,000 per donor, to charities and educational institutions (excluding certain religious, political, fraternal, or collegiate athletic organizations) that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code ("IRC") or meet similar requirements under the applicable law of other countries. These matching contributions are reflected in the “All Other Compensation” column of the Director Compensation Table.
OTHER COMPENSATION
The Board believes that it is important for significant others of directors and executives to attend certain events to strengthen the relationships among Board members. The cost of such attendance is treated by the Internal Revenue Service as income and is taxable to the Director. The Company reimburses directors for resulting income taxes. Any reimbursements for income tax expenses are included within the “All Other Compensation” column of the Director Compensation Table.
STOCK OWNERSHIP
Each director is required to own an amount of Company stock with a value equal to at least the aggregate grant date fair value of the annual equity grants during their first five years on the Board. Directors are expected to reach this level of target ownership within five years of joining the Board. Shares of stock owned outright, Restricted Stock and RSUs, including deferred stock units, may be counted in satisfying the stock ownership guidelines.

All directors are currently in compliance, or are on track to comply, with the stock ownership guidelines.

Director Compensation	47

DIRECTOR COMPENSATION TABLE
The following table summarizes the compensation for our non-employee directors in 2025. Mr. Meyers and Mr. Ungerleider were appointed to the Board effective March 6, 2026 and thus are not included below. For compensation paid to Mr. Lashier, our only employee director, please see the Executive Compensation Tables.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Gary K. Adams	52,621	200,020	16,152	268,793
Julie L. Bushman	150,000	200,020	3,733	353,753
Sigmund L. Cornelius	79,677	118,876	27,480	226,033
Lisa A. Davis	135,000	200,020	16,261	351,281
Gregory J. Hayes	—	355,275	2,369	357,644
A. Nigel Hearne	79,677	118,876	9,921	208,474
Michael A. Heim	79,677	118,876	3,195	201,748
Charles M. Holley	135,000	200,020	—	335,020
John E. Lowe	62,500	200,020	—	262,520
Robert W. Pease	155,000	200,020	20,000	375,020
Grace Puma	135,000	200,020	16,681	351,701
Denise L. Ramos	52,621	200,020	1,178	253,819
Denise R. Singleton	135,000	200,020	3,449	338,469
Douglas T. Terreson	135,000	200,020	22,762	357,782
Glenn F. Tilton	185,000	200,020	16,729	401,749
Marna C. Whittington	143,542	200,020	22,035	365,597
(1)Reflects base cash compensation of $125,000 payable to each non-employee director and additional cash compensation payable to directors serving in specified committee positions as described on page 46. Amounts shown include any amounts that were voluntarily deferred to the Director Deferral Plan. Mr. Cornelius, Mr. Hearne and Mr. Heim were each elected to the Board on May 28, 2025 and their compensation was prorated accordingly for the year. Mr. Adams and Ms. Ramos each left the Board on May 21, 2025, and their compensation was prorated accordingly for the year. Mr. Lowe left the Board on May 28, 2025, and his compensation was prorated accordingly for the year.
(2)Amounts represent the grant date fair market value of RSUs. Pursuant to our non-employee director compensation program, non-employee directors received a 2025 grant of RSUs with an aggregate value of $200,000 on the date of grant, based on the average of the high and low prices for Phillips 66 common stock on the grant date. These grants are made in whole shares with fractional share amounts rounded up, resulting in shares with a value of $200,020 being granted on January 15, 2025. Mr. Cornelius, Mr. Hearne, and Mr. Heim joined the Board on May 28, 2025, and received a prorated award of RSUs with a grant date fair market value of $113.975 per unit, based on the average of the high and low prices for Phillips 66 common stock on the grant date of June 6, 2025. Mr. Hayes elected to receive his cash compensation in the form of RSUs to be distributed after separation from the Board.
(3)All Other Compensation consists primarily of certain gifts by directors to charities and educational institutions under our Matching Gifts Program, the PAC 66 Charitable Match Program, and the Volunteer Grant Program (Mr. Adams, $15,000; Mr. Cornelius, $27,375; Ms. Davis, $15,000; Mr. Pease, $20,000; Ms. Puma, $10,000; Mr. Terreson, $19,600; Mr. Tilton, $15,000; and Ms. Whittington $21,000). For active directors, the Matching Gift Program matches up to $15,000 with regard to each program year, the PAC 66 Charitable Match Program matches contributions of up to $5,000 at a 2:1-dollar ratio, and the Volunteer Grant Program provides a $25 contribution for each hour a Phillips 66 employee or Non-Employee Director (and/or spouse) volunteers for an eligible 501(c)(3) non-profit organization, up to $4,000 annually. The amounts shown reflect the actual payments made by us in 2025. Also included is the aggregate incremental cost to the Company for flights from Board meetings when a director requests flights to a different location that is farther from where he or she departed for personal reasons, and tax assistance provided when we request family members or other guests to accompany a director to a Company function and, as a result, the director incurs imputed income (Mr. Adams, $1,152; Ms. Bushman, $3,733; Ms. Davis, $1,261; Mr. Hayes, $1,012; Mr. Hearne, $9,789; Mr. Heim, $1,733; Ms. Puma, $6,567; Ms. Ramos, $1,178; Ms. Singleton, $3,449; Mr. Terreson, $3,162; Mr. Tilton, $1,729; Ms. Whittington, $1,035). For some directors, the amounts reported also include the value of certain gifts provided to them and any related tax assistance (Mr. Cornelius, $105; Mr. Hayes, $1,357; Mr. Hearne, $132; Mr. Heim, $1,462; Ms. Puma, $114).

48	Phillips 66 2026 Proxy Statement

PROPOSAL 2	Advisory Approval of Executive Compensation The Board recommends that you vote “FOR” the advisory approval of the compensation of the Company’s named executive officers.
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, shareholders are being asked to vote on the following advisory (non-binding) resolution:
RESOLVED, that the shareholders approve the compensation of Phillips 66’s Named Executive Officers (NEOs) as described in this Proxy Statement in the Compensation Discussion and Analysis section and in the Executive Compensation Tables (together with the accompanying narrative disclosures).
Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.
As required by SEC rules, we are providing shareholders with the opportunity to vote on an advisory, non-binding resolution, commonly known as “Say-on-Pay,” considering approval of the compensation of its NEOs. We currently provide our shareholders the opportunity to vote on this proposal annually. Our next vote to determine the frequency with which we will provide Say-on-Pay votes is expected to take place in 2031.
The HRCC, which is responsible for the compensation of our Chairman, Chief Executive Officer and executive officers, oversees the development of compensation programs designed to attract, retain and motivate executives who enable us to achieve our strategic and financial goals. The Compensation Discussion and Analysis and the Executive Compensation Tables, together with the accompanying narrative disclosures, allow you to view the trends in compensation and application of our compensation philosophies and practices for the years presented.
The Board believes that the Company's executive compensation programs align the interests of our executives with those of our shareholders. Our compensation programs are guided by the philosophy that the Company’s ability to provide value is driven by superior individual performance. The Board believes that a company must offer competitive compensation to attract and retain experienced, talented and motivated employees. In addition, the Board believes employees in leadership roles within the organization are motivated to perform at their highest levels when performance-based pay represents a significant portion of their compensation. The Board believes that our philosophy and practices have resulted in executive compensation decisions that are aligned with Company and individual performance, are appropriate in value, and have benefited the Company and its shareholders.
Because your vote is advisory, it will not be binding upon the Board. Nevertheless, the HRCC and the Board will consider the outcome of the vote when evaluating future executive compensation arrangements. However, votes for or against our compensation programs will not necessarily inform the HRCC and the Board about which elements of those programs shareholders approve or disapprove. For this reason, the Board encourages shareholders to engage with us to allow the HRCC to understand shareholders’ views and consider that feedback when making decisions.

Proposal 2: Advisory Approval of Executive Compensation	49

Compensation Discussion and Analysis

		Our NEOs for 2025 were:
Table of Contents
		Mark Lashier Chairman and Chief Executive Officer	Kevin Mitchell Executive Vice President and Chief Financial Officer
Executive Summary	50

Executive Compensation Program Overview	53

Executive Compensation Program Details	56	Brian Mandell Executive Vice President, Marketing & Commercial	Richard Harbison Executive Vice President, Refining

Participants in Compensation-Setting Process	68

		Vanessa A. Sutherland Executive Vice President, Government Affairs, General Counsel & Corporate Secretary

Additional Compensation Practices	71

EXECUTIVE SUMMARY
OUR APPROACH TO EXECUTIVE COMPENSATION
At Phillips 66, our compensation program plays a critical role in attracting, retaining, and motivating the leadership needed to execute our strategy and deliver long-term shareholder value. Our leadership team remains focused on disciplined portfolio optimization to drive strong operational and financial results, which are measured against rigorous goals that promote accountability and continuous improvement. Consistent with our ‘pay for performance’ philosophy, a significant portion of our NEOs compensation is at risk and directly linked to achieving our strategic and financial objectives.

"2025 was a year marked by strong collaboration, resilience, and disciplined execution across the Company. By refining the portfolio, strengthening operations, and keeping safety as one of our top priorities, we improved performance and enhanced our competitive advantage. We remain focused on long-term value creation by thoughtfully linking our executive compensation programs to our performance and strategy. This ensures that our leaders are empowered and motivated to deliver exceptional results for our Company and stakeholders, no matter the challenges ahead."
•Julie L. Bushman, Chair, Human Resources and Compensation Committee

50	Phillips 66 2026 Proxy Statement

2025 COMPENSATION PROGRAM CHANGES
We continuously assess our compensation program in response to shareholder feedback and evolving best practices.

In setting the VCIP goals in 2025, the HRCC:
•enhanced the safety metric by shifting the focus to Injuries from Serious Incidents while maintaining a minimum TRR performance threshold. This change maintains our commitment to industry-leading overall safety performance while concentrating on preventing higher-severity incidents.
•increased the rigor on our Adjusted VCIP EBITDA metric by revising the approach for setting the threshold by moving from the amount required to cover our budgeted sustaining capital and annualized common stock dividend payment, to the amount required to deliver ROCE equal to our historical average WACC minus 1.5 percentage points.

In setting the LTI Program in 2025, the HRCC:
•revised the methodology for setting the PSP Adjusted ROCE threshold, moving from ROCE required to cover sustaining capital and annualized common stock dividend payments to ROCE that equals the Company's historical average WACC, increasing the rigor on the PSP Adjusted ROCE metric. This reinforces performance and long-term value creation. As part of our ongoing commitment to pay for performance, we continue to review our PSP Adjusted ROCE target-setting approach to ensure performance goals are rigorous and appropriately challenging, while remaining aligned with our strategy. Due to the cyclical nature of our industry, overall performance results may be impacted by macroeconomic tailwinds or headwinds.
•enhanced the terms and conditions of the executive equity awards to strengthen post-employment protections, including provisions related to non-solicitation, detrimental activities, the misuse of confidential information, and the introduction of a non-compete for senior executives, helping protect the Company’s information and competitive position following an executive’s departure.

2025 COMPENSATION ACTIONS RELATED TO THE CHIEF EXECUTIVE OFFICER
At its February 2025 meeting, the HRCC approved the following compensation actions for Mr. Lashier after considering a range of factors including Company and individual performance in 2024, tenure, benchmarking information provided by the HRCC's compensation consultant, and the HRCC's overall approach to executive compensation.
Based on this review, the HRCC approved the following changes to Mr. Lashier's compensation:
•Increased base salary by $50,000, from $1,700,000 to $1,750,000, effective March 1, 2025
•Maintained VCIP target at 160% of base salary
•Approved an LTI compensation target of $14,000,000, delivered 30% in RSUs and 70% in PSUs

Compensation Discussion and Analysis	51

EXECUTIVE COMPENSATION GUIDING PRINCIPLES
Our executive compensation program is built upon our company-wide Total Rewards Philosophy and Guiding Principles, which are aligned with our corporate vision, strategy, and values. Our goal is to align leadership incentives with the success of our company and the interest of our shareholders. We support a pay-for-performance approach that rewards value creation and fosters a culture of integrity and continuous improvement. To reinforce these principles, our programs provide competitive, performance-based compensation while mitigating excessive risk taking. Through strong governance and disciplined pay practices, we ensure that our compensation practices drive responsible leadership and align with shareholder expectations.

COMPENSATION PROGRAMS ALIGNED WITH BEST PRACTICES

We Do…	We Do Not…

 Target the majority of NEO compensation to be performance-based and at risk
 Apply multiple performance metrics aligned with our corporate strategy
 Cap maximum payouts for VCIP and PSP
 Cap payout at 100% on the TSR portion of the PSP if absolute TSR is negative
 Require TSR performance above the 50th percentile relative to peer group to achieve target payout
 Employ a “double trigger” for change in control severance benefits and equity award acceleration
 Include absolute and relative metrics in our LTI programs
 Maintain robust stock ownership guidelines for executives — Chief Executive Officer 6x base salary; other NEOs 4x base salary
  Perform an annual risk assessment to identify and mitigate potential risks
  Have robust clawback provisions, including an SEC-compliant clawback policy and discretionary clawback provisions that extend to time-based awards and misconduct outside the context of a financial restatement
 Have extended vesting periods on stock awards, with a minimum one-year vesting period required for stock awards
 Maintain a fully independent compensation committee
 Retain an independent compensation consultant
 Hold an annual Say-on-Pay vote and consider shareholder feedback in the design of our executive compensation program

 Provide excise tax gross-ups to our NEOs under the Phillips 66 Change in Control Severance Plan ("CICSP")
 Reprice stock options without shareholder approval; the last grant of stock options expires in 2033
 Allow share recycling for any of our stock awards under our equity plan
 Include evergreen provisions in our active equity plans
 Allow hedging or pledging of Company stock
 Allow transfer of equity awards (except in the case of death)
 Provide separate supplemental executive retirement benefits for individual NEOs
 Maintain individual
change-in-control agreements
 Have employment agreements with our NEOs
 Provide excessive perquisites
 Provide individual performance modifiers under the VCIP for our executive officers

52	Phillips 66 2026 Proxy Statement

EXECUTIVE COMPENSATION PROGRAM OVERVIEW
Through the use of a VCIP and equity-based award programs, the compensation realized by our executives is directly linked to our performance. In order for our NEOs to earn and sustain competitive levels of compensation, the Company must meet or exceed its strategic objectives, perform well relative to peers, and deliver market-competitive returns to shareholders.
COMPENSATION PROGRAM MIX
The Chief Executive Officer’s target compensation mix is 91% at risk and 68% performance-based. The average target mix for the other NEOs is 83% at risk and 63% performance-based. Based on its evaluation of performance, the HRCC has the authority to reduce or eliminate the performance-based payouts that may be awarded under the PSP and VCIP. RSUs may lose value depending on stock price performance. The charts below outline the relative size, in percentage terms, of each element of the 2025 annualized target compensation.

Key Elements of Pay
CEO	Other NEOs (Average)	Delivered via	Performance Drivers and Weightings
Base Salary		Cash	•Annual fixed cash compensation to attract and retain NEOs

Annual Incentive		Variable Cash Incentive Program (VCIP)	50% Operational Performance
•Safety & Operating Excellence (25%) •Environment (15%) •High-Performing Organization (10%)
50% Financial Performance
•Adjusted VCIP Controllable Costs(1) (10%) •Adjusted VCIP EBITDA(1) (40%)

Long-Term Incentives		Performance Share Program (PSP) 70% of LTI Target 3-year performance period	•Adjusted PSP ROCE(1) (50%) •Relative TSR (50%)

		Restricted Stock Units (RSUs) 30% of LTI Target 3-year cliff vesting	•Long-term stock price appreciation
(1)See Appendix A for a reconciliation to the nearest GAAP financial measures.

Compensation Discussion and Analysis	53

2025 OPERATING AND FINANCIAL HIGHLIGHTS THAT IMPACTED PAY OUTCOMES
2025 was a transformative year for our Company, which required our team to embrace a continuous improvement mindset, reliably operate our assets, and faithfully execute the Company's strategy. Through the strength of our integrated portfolio, we delivered shareholder value throughout the year while maintaining our focus on improving our world-class operations. We also advanced our growth strategy by continuing portfolio optimization; fully funding $3.5 billion of strategic acquisitions through divestitures of non-core assets.
Our key accomplishments for the year include:
•reinforcing our position as leaders in industry safety by achieving a combined total recordable rate of 0.11;
•achieving above-industry average annual refining utilization rate of 94% while setting record annual refining clean product yield of 87%;
•achieving record NGL transportation and fractionation volumes in our Midstream segment;
•enhancing our portfolio through asset dispositions and acquisitions, most notably the acquisition of the remaining 50% interest in WRB Refining LP and the acquisition of EPIC NGL (subsequently renamed Coastal Bend);
•returning $3.1 billion to shareholders, representing more than 50% of our net operating cash flow; and
•continuing to evolve our continuous improvement approach to savings, reflecting disciplined execution of cost and operating model improvements across the organization.
Operating Performance

COMBINED TOTAL RECORDABLE RATE (TRR)	TIER 1 AND 2 PROCESS SAFETY EVENT RATE(1)

Financial Performance

NET INCOME ($MM)	ADJUSTED VCIP EBITDA ($MM)(2)	ADJUSTED PSP ROCE (%)(2)

(1)The 2024 Industry Average for Tier 1 and Tier 2 Process Safety Event Rates is the 2024 AFPM Refining Average (most recent available).
(2)See Appendix A for reconciliations to the nearest GAAP financial measure.

54	Phillips 66 2026 Proxy Statement

Total Shareholder Return Performance
The actions that we have undertaken to position Phillips 66 as the leading downstream energy provider have enabled us to deliver substantial value for our shareholders through the commodity cycles. This includes a total shareholder return of more than 5x for the period from May 1, 2012 to December 31, 2025. The graphic below presents our cumulative total shareholder return from our spin-off from ConocoPhillips to year-end 2025, as compared against our 2023-2025 performance peer group and the S&P 100 over the same period.

TOTAL SHAREHOLDER RETURN(1)

(1)Presented on a simple average basis using the 2023-2025 performance peer group. Dividends assumed to be reinvested in common stock. Phillips 66's common stock-initiated trading on the NYSE in May 2012. Source: Bloomberg.

Compensation Discussion and Analysis	55

EXECUTIVE COMPENSATION PROGRAM DETAILS
2025 Target-Setting Methodology
The HRCC establishes performance targets that require strong results relative to performance peers, align with our strategic priorities, and support the creation and protection of long-term shareholder value. The HRCC continuously evaluates our metrics and goal-setting methodologies assessing their rigor and alignment with business performance. While setting our targets, we also take into consideration our operational and financial environment as well as the external market, so targets may vary year-over-year and relative to prior year performance while still maintaining rigor and driving a continuous improvement mindset for our executive team.
Our compensation program drives employee focus on the priorities most important to our stakeholders, including shareholders, customers, directors, management, and our local communities.

EMPHASIZING THE IMPORTANCE OF RETURNS – EMBEDDING WACC IN OUR TARGET SETTING PROCESS
We use WACC as part of our target-setting for the VCIP to set the Adjusted VCIP EBITDA targets and in our PSP to set the Adjusted PSP ROCE targets. WACC represents our blended cost of capital across our businesses. Results above our WACC reflect the ability of our executives to effectively manage capital and capture market opportunities, which results in value creation for our shareholders. Our executives must deliver results that are at least 1.5 percentage points above our historical average WACC to receive a target payout for both the Adjusted VCIP EBITDA metric and the Adjusted PSP ROCE metric.

56	Phillips 66 2026 Proxy Statement

ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
% OF TARGET COMPENSATION

CEO	Other NEOs (Average)
Base salary is designed to provide a competitive and fixed rate of pay recognizing employees’ different levels of responsibility and performance. As the majority of our NEO compensation is performance-based and tied to long-term programs, base salary represents a less significant component of total compensation.

Below is a summary of base salary for each NEO in 2025. In making salary decisions in 2025, the HRCC considered factors including, but not limited to, the responsibility level for the position held by each NEO; market data from the compensation peer group for comparable roles; the individual's experience, expertise, and performance review; internal pay equity; and recent business results.
Because these amounts reflect each NEO’s base salary as of the dates indicated, this information may vary from the information provided in the Summary Compensation Table, which reflects actual base salary earnings in 2025, including the effect of salary changes during the year.

Name	Salary as of 1/1/2025 ($)	Salary as of 12/31/2025 ($)
Mark Lashier	1,700,000	1,750,000
Kevin Mitchell	1,020,247	1,050,855
Brian Mandell	874,092	896,000
Richard Harbison(1)	855,000	950,000
Vanessa A. Sutherland	840,000	880,000
(1)Richard Harbison received an in-grade market adjustment in March 2025 to better align his total compensation with market levels for the Executive Vice President, Refining role.

Compensation Discussion and Analysis	57

VARIABLE CASH INCENTIVE PROGRAM (VCIP) – PROGRAM DESIGN

% OF TARGET COMPENSATION

CEO	Other NEOs (Average)
The VCIP, which is our annual incentive program, is designed to motivate and reward employees for exceptional operational and financial performance. The HRCC reviews and approves the performance goals annually, focusing on rigorous goals that will encourage continuous improvement. Our program metrics are equally weighted between operational and financial performance, reinforcing our continued focus on delivering both operational excellence and strong financial results.

Eligible earnings, defined as base salary earned during the year, are multiplied by a VCIP target percentage that is based on each NEO’s salary grade level to derive the NEO’s target VCIP award. At the end of the performance period, the HRCC reviews the Company’s results against established performance levels to determine the payout percentage, which may range from 0% to 200% of target.
2025 Variable Cash Incentive Program – Payout Formula

$ Eligible Earnings	×	% Target Percentage	×	% Payout Percentage	=	$ Total VCIP Payout

2025 Variable Cash Incentive Program – Metrics and Weightings

58	Phillips 66 2026 Proxy Statement

VARIABLE CASH INCENTIVE PROGRAM (VCIP) – METRICS AND TARGETS

Operational Performance (50%): To reinforce our commitment to safety, asset reliability, sustainability, and overall operational excellence, half of our VCIP is earned based on operational performance, rewarding actions that capture market opportunities and create shareholder value.

Safety & Operating Excellence
Safety is foundational to our business, and we are committed to protecting the health and well-being of our workforce and the communities in which we operate. Under the VCIP, personal safety performance is measured using the ISI rate, which focuses on incidents with the potential for more severe consequences, while ensuring that we maintain an industry-leading TRR. Our safety targets are designed to drive continuous improvement in personal safety as we strive toward a zero incidents workforce. For both personal and process safety, we benchmark our performance against top-performing companies in our industry. Based on this peer set, we establish threshold, target, and maximum goals with our target aligned with top quartile industry performance, while also considering prior-year results to reinforce continuous improvement.
Available to Run measures the reliability of our assets excluding external impacts, and how well we manage our planned and unplanned downtime. We establish our threshold, target, and maximum goals based on our operating plan and historical performance with the goal of continuous improvement, incorporating the segments of our business and weighting them by their contribution to our Enterprise Value.

Environmental
Environmental stewardship is a foundational pillar of our sustainability strategy, and we establish targets for the Environmental Agency Reportable Event Rate based on historical performance, with increasing rigor year over year to drive continuous improvement. The Environmental Agency Reportable Event Rate is calculated as Agency Reportable Events divided by capacity, with a materiality threshold aligned to a Tier 2 Process Safety Event.
For the Lower-Carbon / GHG Priorities metric, we measure three performance categories: greenhouse gas intensity reductions, lower-carbon intensity investments, and project ideation. These goals represent an array of activities across our lower-carbon and GHG initiatives. We measure the impact of the projects and initiatives coming online during the year, the potential impact of the project and initiatives where we will deploy our capital spend during the year, and the identification of new projects and goals.

High-Performing Organization
Maintaining and enhancing a high-performing organization is critical to our success and is part of our human capital management strategy. This metric assesses progress toward building a high-performing organization that drives continuous improvement and sustainable business performance through our people.
Performance is evaluated based on advancements in culture, employee engagement, talent development, and the effective use of technology to support digital innovation and execution excellence. The metric also considers progress against the Company’s Strategic Priorities, including execution of portfolio and operating model changes and other enterprise-wide transformational initiatives.
At the end of the performance period, the HRCC evaluates performance holistically, considering both the outcomes achieved and the quality of execution.

Compensation Discussion and Analysis	59

Financial Performance (50%): To ensure a strong link between pay and financial results, the other half of our VCIP is earned based on financial performance. By focusing on controllable costs and earnings metrics, we reinforce accountability for continuous cost improvement and profitability.

Adjusted VCIP Controllable Costs
For Adjusted VCIP Controllable Costs, we measure our effectiveness in managing costs and set our threshold, target, and maximum performance levels based on our annual budget.

Threshold	$6.807 billion (105% of Target)
Target	$6.483 billion
Maximum	$6.159 billion (95% of Target)

The 2025 Adjusted VCIP Controllable Costs target excludes utilities and turnaround expenses, as well as other costs that are not within management's control.

Adjusted VCIP EBITDA
Adjusted VCIP EBITDA measures our ability to create shareholder value. In 2025, threshold performance for Adjusted VCIP EBITDA equaled ROCE level of 1.5 percentage points below our WACC, and target and maximum performance were set as Adjusted VCIP EBITDA that equaled ROCE levels of 1.5 and 3.0 percentage points above our WACC.

Threshold	$7.080 billion Adjusted VCIP EBITDA equivalent to ROCE of WACC - 1.5 percentage point
Target	$8.788 billion Adjusted VCIP EBITDA equivalent to ROCE of WACC + 1.5 percentage points
Maximum	$9.627 billion Adjusted VCIP EBITDA equivalent to ROCE of WACC + 3.0 percentage points

VARIABLE CASH INCENTIVE PROGRAM (VCIP) – 2025 PAYOUT
The Company's 2025 actual performance resulted in a payout of 134% of target.

($MM)	Weight	Threshold	Target	Maximum	2025 Actual	Payout
Safety & Operating Excellence
Injuries from Serious Incidents (ISI) rate with minimum TRR threshold	7.5%	0.048	0.038	0.029	0.018	200%
		and <0.18 TRR			and 0.11 TRR
PSE Rate – Tier 1 & 2 - Refining	5.0%	0.20	0.17	0.15	0.13	200%
PSE Rate – Tier 1 & 2 - Pipelines	2.5%	0.86	0.71	0.57	0.67	129%
Available to Run	10%	92.7%	94.3%	95.8%	95.1%	153%
Environment
Lower-Carbon / GHG Priorities	10%	See below				110%
Agency Reportable Event Rate	5%	0.12	0.10	0.08	0.07	200%
High-Performing Organization	10%	See below				145%

Adjusted VCIP Controllable Costs(1)	10%	$6,807	$6,483	$6,159	$6,099	200%
Adjusted VCIP EBITDA(1)	40%	$7,080	$8,778	$9,627	$8,363	88%
					TOTAL	134%
(1)See Appendix A for reconciliations to the nearest GAAP financial measure.

60	Phillips 66 2026 Proxy Statement

2025 VCIP Performance Results by Metric
SAFETY & OPERATING EXCELLENCE
•Safety: Safety is one of our core values, and maintaining a safe workplace is critical to our success and to our philosophy of maintaining world-class operations.
•ISI rate with minimum TRR performance threshold: at 0.018, our 2025 ISI rate was 53% better than target, and total recordable rate matched our lowest-ever injury rate of 0.11
•Tier 1 and 2 Process Safety Rate - Refining: Performance of 0.13, 24% better than target
•Tier 1 and 2 Process Safety Rate - Pipelines: Performance of 0.67, 6% better than target
•Available to Run: Maximizing asset availability and minimizing unplanned downtime is critical to the efficiency and reliability of our operations. The Available to Run metric is weighted at 50% for refining assets, 5% for our Rodeo Renew Energy Complex, 15% for pipeline and terminal assets, 15% for fractionation assets and 15% for gas plants. Average full-year Available to Run performance of 95.1% in 2025 was 0.8 percentage points above our target level.

Payout
Metric and Weighting	Threshold	Target	Maximum
Safety & Operating Excellence (25%)
ENVIRONMENT
•Lower-Carbon / GHG Priorities: In 2025, we exceeded planned performance in lower carbon investments, highlighted by the Dos Picos II project and Coastal Bend acquisition, while surpassing project ideation goals with three additional energy efficiency projects identified and multiple projects on track for 2026+ startup. Higher than planned refining utilization, driven by enterprise economics, adversely impacted overall GHG emissions intensity compared to levels reported in 2024 due to refining's more energy intensive operations.
•Environmental Performance: Our environmental performance metric, which measures the Environmental Agency Reportable events rate by dividing Agency Reportable Events by Capacity, was 0.07, which represents an improvement of 30% above target and 12.5% over maximum performance.

Payout
Metric and Weighting	Threshold	Target	Maximum
Environment (15%)

Compensation Discussion and Analysis	61

HIGH-PERFORMING ORGANIZATION
In 2025, we advanced our culture and employee experience while delivering strong results across safety, financial performance, and our strategic priorities.
Accomplishments:
•Continued to build a stronger, more accountable organization, by implementing a new performance management model that reinforces a high-performance culture, strengthens workforce engagement, and supports a disciplined execution of our strategy. Further, we continue to cultivate a continuous improvement mindset, which has enabled us to identify additional savings opportunities through sustained operating model improvements.
•We delivered industry-leading safety performance in 2025 - our best year on record. We set new records across key safety metrics and achieved significant year-over-year improvements across the board. Our Midstream segment earned the 2024 API Distinguished Pipeline Safety Award and safely executed the Coastal Bend integration, which highlights our strong safety performance, operational excellence, and integration of strategic assets.
•We made significant progress on portfolio optimization actions, including completing divestitures while fully funding $3.5 billion in strategic acquisitions. Additionally, we successfully executed three major strategic initiatives: 1) started up the Dos Picos II project on time and on budget, 2) launched a binding open season for transportation service on the Western Gateway Pipeline project, and 3) ceased fuel production and began idling the facilities at our Los Angeles refinery.
.

Payout
Metric and Weighting	Threshold	Target	Maximum
High-Performing Organization (10%)

62	Phillips 66 2026 Proxy Statement

ADJUSTED VCIP CONTROLLABLE COSTS
•Adjusted VCIP Controllable Costs measure elements of the Company's cost structure which are not directly impacted by commodity prices and thus are within management's ability to control and influence. In 2025, Adjusted VCIP Controllable Costs for the year were 6% better than target. Through disciplined cost management and sustained savings efforts, we exceeded maximum performance on this metric.

Payout
Metric and Weighting	Threshold	Target 100% Payout	Maximum
Adjusted VCIP Controllable Costs (10%)
ADJUSTED VCIP EBITDA
•In 2025, Adjusted VCIP EBITDA was 5% lower than target. Despite a softer margin environment across most of our business sectors during the first half of the year, we had cash generation of $6.1 billion, excluding working capital, further promoting the strength of our integrated portfolio providing solid financial results and delivering shareholder value.

Payout
Metric and Weighting	Threshold	Target 100% Payout	Maximum
Adjusted VCIP EBITDA (40%)
2025 VCIP PAYOUT FOR OUR NEOs
Overall payout of the 2025 VCIP was 134% of target. No adjustments were made to the formulaic payout for any of our executive officers. The total VCIP payout for each of our NEOs is shown in the table below.

Name	2025 Eligible Earnings ($)	Target VCIP Percentage (%)	VCIP Payout Percentage (%)	Total Payout ($)
	(a)	(b)	(c)	(d) = (a)*(b)*(c)
Mark Lashier	1,741,667	160%	134%	3,734,134
Kevin Mitchell	1,045,754	100%	134%	1,401,310
Brian Mandell	892,349	90%	134%	1,076,173
Richard Harbison	934,167	90%	134%	1,126,605
Vanessa A. Sutherland	873,333	90%	134%	1,053,240

Compensation Discussion and Analysis	63

LONG-TERM INCENTIVES - 2025 PROGRAM DESIGN

% OF TARGET COMPENSATION
CEO	Other NEOs (Average)

Performance Share Program (PSP)
Each PSP has a three-year performance period, resulting in three overlapping PSP cycles in progress at any given time. During 2025, the active programs were the 2023–2025 PSP, 2024–2026 PSP, and 2025–2027 PSP.
For 2025, the target number of shares for each PSP award was determined by dividing the target value by the average fair market value of a share of the Company's common stock (high-low average) for the 20 trading days prior to the start of the performance period, less anticipated dividends during the performance period.
The HRCC evaluates the individual performance of each NEO and, based on that assessment, may adjust the target award by up to +/- 30% at the time of grant. These performance adjustments are applied at the beginning of the performance period, rather than at the end, so that the adjusted awards remain subject to Company performance and market volatility throughout the performance period, reinforcing alignment between executive compensation and shareholder interests.
•Targets may be adjusted during the performance period for promotions that occur during the performance period.
•Executives hired after the start of the performance period receive prorated target shares in ongoing PSP cycles, immediately aligning their interests with the Company’s long-term goals and shareholder interests.
•Awards under the PSP are denominated in shares but are paid in cash using the average fair market value of a share of the Company's common stock for the last 20 trading days of the performance period.

Restricted Stock Units (RSUs)
The number of RSUs granted is determined based on the fair market value of the Company's common stock on the date of grant. RSUs awarded to our NEOs in February 2025 cliff vest after three years, subject to continued service through the vesting date. RSUs do not carry voting rights but do earn dividend equivalents during the vesting period.
RSUs are typically granted in February each year. The HRCC may adjust an award by up to +/–30% of the target amount at grant based on the individual performance assessment of each NEO.

64	Phillips 66 2026 Proxy Statement

PERFORMANCE SHARE PROGRAM - METRICS AND TARGETS

% OF TARGET COMPENSATION
CEO	Other NEOs (Average)	The performance metrics used for the 2023-2025 PSP were absolute adjusted return on capital employed (Adjusted PSP ROCE) and relative TSR based on a 20-trading day average closing price.

Adjusted PSP ROCE The HRCC considers Adjusted PSP ROCE an important measure of Company growth, shareholder value creation and overall performance.

Threshold	3.5% Delivers sustaining capital and dividend payments over 3-year performance period
Target	8.5% Delivers WACC +1.5% over 3-year performance period
Maximum	10.0% Delivers WACC +3.0% over 3-year performance period

Consistent with peer practices, we adjust ROCE results to exclude special items that are not representative of our operating performance. The HRCC carefully evaluates and approves each adjustment to understand its impact on compensation outcomes and overall Company performance.

Relative TSR
The HRCC recognizes relative TSR as the most widely used metric for peer comparisons. As a result, our performance is assessed relative to the Company’s Performance Peer Group and the S&P 100 Index.

Threshold	15th percentile of Performance Peers (rank of 12 out of our 14 peers)
Target	54th percentile of Performance Peers (rank of 7 out of 14 peers)
Maximum	92nd percentile of Performance Peers (rank of 1 or 2 out of 14 peers)

TSR Rank

Payout for relative TSR performance is determined by the Company's percentile rank relative to its performance peers at the end of the three-year performance period. For performance between threshold, target and maximum achievement levels, the payout percentage is interpolated based on the Company's percentile ranking. Payout is capped at target if absolute TSR over the performance period is negative regardless of relative performance.

Rank	1	2	3	4	5	6	7	8	9	10	11	12	13	14
Payout	200%	200%	180%	160%	140%	120%	100%	85%	70%	55%	40%	25%	—	—

Compensation Discussion and Analysis	65

2023 - 2025 PERFORMANCE SHARE PROGRAM PAYOUT
The HRCC considered the following results when approving the payout of the 2023-2025 PSP at 160% of target. The HRCC certified the results of the 2023-2025 PSP in February 2026, and payout of the award is described further below and in the footnotes to the Summary Compensation Table.

2023 - 2025 PSP Metrics and Weightings	Performance Result	Weight	Payout

Adjusted Return on Capital Employed (50% Weighting)(1) Adjusted PSP ROCE performance above maximum	Above Maximum	50%	200%

Total Shareholder Return (50% Weighting) TSR performance at 62nd percentile relative to peers	6th out of 14 peers	50%	120%

Total 2023 - 2025 PSP Payout			160%
(1)See Appendix A for a reconciliation of Adjusted PSP ROCE to the nearest GAAP financial measure.

Adjusted PSP ROCE Performance
Metric	Threshold (3.5%)	Target (8.5%)	Maximum (10.0%)

Adjusted PSP ROCE

Relative TSR Performance
Performance Results
ADJUSTED RETURN ON CAPITAL EMPLOYED
•The Adjusted PSP ROCE component paid out at 200% of target as the average Adjusted PSP ROCE of 11.1% during the performance period exceeded the maximum performance level of 10%. The overall result for the three-year period exceeded the maximum performance level primarily due to the 2023 results, which benefited from favorable market conditions and exceptional financial performance. As shown in Appendix A in the reconciliation of Adjusted PSP ROCE by year, the Adjusted PSP ROCE results for 2024 and 2025 were below maximum (7.0% and 9.5%, respectively). However, the 2023 result of 16.9% significantly contributed to the above maximum outcome for the full performance period.
RELATIVE TOTAL SHAREHOLDER RETURN
•Our TSR performance of 46.5% during the performance period was above the median of our performance peers (32.6%), and we ranked 6th out of 14 peers in the Performance Peer Group. This resulted in a payout of 120% of target for the TSR performance component at the 62nd percentile relative to peers. The Performance Peer Group (defined on page 70) includes 12 peer companies, the S&P 100 Index and Phillips 66.

66	Phillips 66 2026 Proxy Statement

LONG-TERM INCENTIVES
The HRCC considers individual performance when determining the target LTI to be granted to each of the NEOs. After considering individual achievements, the HRCC approved the following LTI target award values for the NEOs for 2025. These values may not match the accounting values presented in the Grants of Plan-Based Awards table.

Name	2025-2027 PSP ($)	RSUs ($)	Total Target(1) ($)
Mark Lashier	9,800,000	4,200,000	14,000,000
Kevin Mitchell	3,613,716	1,548,736	5,162,452
Brian Mandell	2,422,982	1,038,421	3,461,403
Richard Harbison	2,585,520	1,108,080	3,693,600
Vanessa A. Sutherland	2,540,160	1,088,640	3,628,800
(1)2025 – 2027 PSP and 2025 RSU targets include individual performance adjustments for Mr. Mitchell (+10%), Mr. Mandell (+10%), Mr. Harbison (+20%), and Ms. Sutherland (+20%).

Compensation Discussion and Analysis	67

PARTICIPANTS IN COMPENSATION-SETTING PROCESS
ROLE OF THE HRCC
The HRCC is responsible for reviewing and approving all elements of compensation for the Company’s executive officers. The HRCC considers input from its independent compensation consultant, benchmarking against compensation peer group pay levels and practices, and feedback received from shareholders. The HRCC is supported by the Company’s Chief Human Resources Officer and receives recommendations from the Chief Executive Officer regarding the performance and compensation of other executive officers. No executive participates in decisions regarding his or her own compensation.

Authority and Responsibility of the HRCC
•Provides independent, objective oversight of our executive compensation programs and determines the compensation for our senior officers.
•Acts as plan administrator of the compensation programs and benefit plans for our senior officers and as an avenue of appeal for current and former executive officers regarding disputes over compensation and benefits.
•Oversees the Company’s executive compensation philosophy, policies, plans and programs for our executive officers.
•Assists the Board in its oversight of the integrity of the Company’s Compensation Discussion and Analysis.

Compensation Determination Process

FEBRUARY
•Approve VCIP and PSP payouts at the end of the performance periods
•Approve VCIP and PSP performance goals for the upcoming performance periods
•Review individual executive officer performance and compensation levels
JULY •Review of compensation peer group proxies (disclosing previous compensation program) and trends •Review compensation and performance peer groups •Receive a VCIP and PSP performance update

HRCC Oversight

DECEMBER
•Approve VCIP and LTI program design/terms & conditions, and metrics and weightings for the following year
•Review of VCIP and PSP performance goals for the following year
•Approve executive salary structure (including LTI targets) for following year
•Receive a VCIP and PSP performance update

OCTOBER
•Approve compensation and performance peer groups
•Review of VCIP program design/terms & conditions, and metrics and weightings
•Review of RSU program design/terms & conditions
•Review of PSP program design/terms & conditions, and metrics and weightings
•Receive a VCIP and PSP performance update

68	Phillips 66 2026 Proxy Statement

The HRCC is committed to a process of continuous improvement in exercising its responsibilities. To that end, the HRCC:
•Receives updates regarding evolving best practices in executive compensation and recent feedback from shareholders on the compensation program.
•Regularly reviews its responsibilities and compensation governance practices in light of ongoing legal and regulatory changes.
•Annually reviews its charter and proposes any desired changes to the Board.
•Annually conducts a self-assessment of its performance and effectiveness, and seeks ideas to improve its processes and oversight.
•Annually reviews and assesses whether the Company’s executive compensation program is having the desired effects without encouraging an inappropriate level of risk.
•Regularly reports to the full Board regarding its areas of oversight, including the results of its self-assessment and compensation risk assessment.
ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT
In 2025, the HRCC continued to retain Mercer as its independent executive compensation consultant.

Independent Compensation Consultant
Advises the HRCC on:
•Compensation program design and processes relative to external corporate governance standards.
•Appropriateness of our executive compensation program in comparison to those of our peers.
•Effectiveness of the compensation program in accomplishing the objectives set by the HRCC.

The HRCC evaluated whether Mercer’s work raised any conflict of interest in accordance with SEC guidelines and determined that no such conflict existed. In reviewing Mercer's independence, the HRCC considered fees paid by the Company to different Mercer teams totaling $1.6 million during 2025 for services performed for the Company. These services can be broken down as $0.4 million related to advice given on executive and director compensation, including fees paid to the Mercer team serving as the independent compensation consultant for the HRCC, and $1.2 million related to administration of international benefit plans. The decision to engage Mercer to provide these additional services was made by management and unrelated to the HRCC.
ROLE OF OUR PEER COMPANIES
Peer Group Selection & Rationale
Due to the size and complexity of our Company and diversification of our assets, the HRCC utilizes both (1) a compensation peer group and (2) a performance peer group. The HRCC thoughtfully selects the peers in each peer group, evaluates their inclusion on an annual basis in consultation with an independent compensation consultant, and makes adjustments as necessary. The HRCC uses the compensation peer group to evaluate and determine compensation levels for our NEOs, including base salary levels and targets for our annual bonus and LTI programs. The HRCC uses the performance peer group to evaluate our relative TSR performance under our PSP program. The criteria for selection of the companies in each peer group are explained on the following page.

Compensation Discussion and Analysis	69

2025 COMPENSATION PEER GROUP	2023 - 2025 PERFORMANCE PEER GROUP

Used to evaluate and determine compensation levels for our NEOs, including base salary levels and targets for our annual bonus and LTI programs	Used to evaluate our relative TSR performance for our 2023 – 2025 Performance Share Program

Companies
•3M Company
•Archer-Daniels-Midland Company
•ConocoPhillips Company
•Deere & Company
•Dow Inc.
•Ford Motor Company
•General Motors Company
•Halliburton Company
•Honeywell International Inc.
•LyondellBasell Industries N.V.
•Marathon Petroleum Corporation
•Occidental Petroleum Corporation
•The Williams Companies, Inc.
•Valero Energy Corporation

Companies
Refining and Marketing
•CVR Energy, Inc.
•Delek US Holdings, Inc.
•HF Sinclair Corporation
•Marathon Petroleum Corporation
•PBF Energy Inc.
•Valero Energy Corporation
Midstream
•ONEOK, Inc.
•Targa Resources Corp.
•The Williams Companies, Inc.
Chemicals
•Dow Inc.
•LyondellBasell Industries N.V.
•Westlake Corporation

Criteria for Selection
Our compensation peer group includes companies that are comparable to Phillips 66 based on three primary criteria: assets, market capitalization, and business operations. Revenue is an additional, secondary criterion. The compensation peer group primarily consists of large companies with which we compete for talent and with similar management structure.
While some of our compensation peers fall outside our direct industry, the HRCC is supportive of including them in our peer group because of their size, substantial capital investments, and comparable scale of operations.

Criteria for Selection
To reflect our unique portfolio of assets, we include companies operating in each of our three major segments: Refining, Midstream and Chemicals. The performance peer group is used in the PSP program to assess relative TSR performance. We believe that our performance peer group is representative of the companies that investors use for relative performance comparisons.
In addition, we include the S&P 100 Index in the assessment of our relative TSR performance. The HRCC believes the S&P 100 is an appropriate comparison as the index reflects companies with which we compete for capital in the broader market.

Changes from 2024 to 2025 Compensation Peer Group No changes were made to the 2025 compensation peer group from the peer group for the 2024 compensation period.	Changes from 2022-2024 to 2023-2025 Performance Peer Group No changes were made to the 2023-2025 performance peer group from the peer group for the 2022-2024 performance period.

70	Phillips 66 2026 Proxy Statement

ADDITIONAL COMPENSATION PRACTICES
OTHER BENEFITS AND PERQUISITES
Below is a summary of other compensation elements available to our NEOs:
Broad-Based Employee Benefit Programs
NEOs participate in the same basic benefits package available to our other U.S. salaried employees. This package includes a qualified pension plan; 401(k) plan; medical, dental, vision, life, and accident insurance plans, as well as flexible spending arrangements for health care and dependent care expenses; and our charitable matching gift program.
Additional Executive Perquisites
Consistent with our compensation philosophy to provide compensation and benefits aligned with market practice, we provide our NEOs financial planning assistance and executive health benefits, which include a comprehensive physical exam. The value of these benefits was imputed to the executives and included in All Other Compensation in the Summary Compensation Table. We did not provide any tax gross-ups for these additional benefits.
Comprehensive Security Program
The Board has adopted a comprehensive security program to address the increased security risks for certain senior executives. Mr. Lashier was the only NEO in 2025 designated by the Board as requiring increased security under this program. The program allows for certain additional security measures in specific situations when the senior executive is traveling by car or airplane. An additional security review of the NEO’s personal residences is also included. Any additional costs to the Company for personal security benefits are reported as All Other Compensation and included in the Summary Compensation Table.
Executive Retirement Plans
We maintain the following supplemental retirement plans for our NEOs:
•Phillips 66 Key Employee Deferred Compensation Plan ("KEDCP") — This voluntary deferred compensation plan provides tax-efficient retirement savings by allowing executives to voluntarily defer both the receipt and taxation of a portion of their base salary and annual bonus until a specified date or when they leave the Company. Further information is provided in the Nonqualified Deferred Compensation table and accompanying narrative.
•Phillips 66 Defined Contribution Make-Up Plan ("DCMP") — This defined contribution restoration plan restores benefits capped under our 401(k) plan due to IRC limits. Further information is provided in the Nonqualified Deferred Compensation table and accompanying narrative.
•Phillips 66 Key Employee Supplemental Retirement Plan ("KESRP") — This defined benefit restoration plan restores Company-sponsored benefits capped under the qualified pension plan due to IRC limits. Further information is provided in the Pension Benefits as of December 31, 2025 table and accompanying narrative.
Executive Life Insurance
We provide life insurance policies to all U.S.-based employees with a face value approximately equal to their annual base salary. For our NEOs, the face value of this coverage is approximately two times their annual base salary.

Compensation Discussion and Analysis	71

Executive Severance and Change in Control Plans
We do not maintain individual severance or change in control agreements with our executives. However, we maintain the Phillips 66 Executive Severance Plan ("ESP") and the CICSP to accomplish several specific objectives, including:
•Ensuring shareholder interests are protected during business transactions by providing benefits that promote senior management stability;
•Providing and preserving an economic motivation for participating executives to consider a business combination that might result in an executive’s job loss; and
•Competing effectively in attracting and retaining executives in an industry that features frequent acquisitions and divestitures.
Executives may not receive benefits under both plans as a result of the same severance event. Among other benefits, if the executive is terminated without cause, the ESP provides a payment equal to one and one-half or two times the executive’s base salary, depending on the executive's salary grade level, and the executive’s current target annual bonus; and accelerated vesting of equity awards as described in Executive Severance Plan - Accelerated Equity.
The CICSP provides a payment equal to two or three times the sum of the executive’s base salary and the greater of his or her target bonus or average of the last two bonus payments, depending on salary grade level, and accelerated vesting of equity awards. The executive must be involuntarily terminated without cause in connection with a change in control or terminate employment for good reason within two years after the change in control to be eligible for a CICSP payment. We believe this “double trigger” requirement is in the best interest of shareholders and is considered a best practice.
Details of potential payments under these plans are outlined in the Potential Payments Upon Termination or Change in Control section. These plans do not provide any excise tax gross-up protections.
Personal Use of Company Aircraft
The primary purpose of our corporate aircraft is to facilitate Company business. In the course of conducting Company business, executives may occasionally invite a family member or other personal guest to travel with them to attend a meeting or function. When such travel is deemed taxable to the executive, we provide further payments to reimburse the executive for costs associated with the inclusion of this item in his or her taxable income. As part of Mr. Lashier's security, the company requires his business-related and personal travel be via corporate aircraft; the personal portion is treated as taxable income, and the Company does not provide a tax gross-up for this benefit.
EXECUTIVE COMPENSATION GOVERNANCE
Clawback Provisions
The HRCC maintains a clawback policy consistent with the requirements of Exchange Act Rule 10D-1. In the event we are required to prepare an accounting restatement of our financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover the excess incentive-based compensation received by any covered executive, including our named executive officers, during the prior three fiscal years that exceeds the amount that the executive officer otherwise would have received had the incentive-based compensation been determined based on the restated financial statements. This clawback policy is in addition to the clawback provisions in the compensation award documents for our short- and long-term compensation programs (including both RSUs and the PSP). The clawback provisions in our award documents permit the recoupment of benefits received by any executive officer if it is determined that subsequent to the receipt of any award, the executive officer engages in any activity which may be detrimental to the Company, as determined by the HRCC and A&FC, and the HRCC may cancel outstanding awards and/or recoup amounts previously paid.

72	Phillips 66 2026 Proxy Statement

Stock Ownership
The HRCC believes requiring executives to retain shares of the Company's common stock helps align executive performance with shareholder value creation and mitigates compensation risk. Our stock ownership guidelines require executives to own Phillips 66 common stock, valued as a multiple of the executive’s base salary, within five years from the date the executive becomes subject to the guidelines. The multiple applicable to each NEO is shown below:

Executive	Required Salary Multiple
Mark Lashier	6x
Kevin Mitchell	4x
Brian Mandell	4x
Rich Harbison	4x
Vanessa A. Sutherland	4x
Shares of Phillips 66 common stock owned and RSUs are counted when determining whether an executive has met the required ownership levels. Unearned PSU awards and stock options are not counted. Compliance with the stock ownership guidelines is reviewed annually by the HRCC. All NEOs currently comply with these stock ownership guidelines or are on track to comply within the applicable five-year period.
Insider Trading Policy
Our insider trading policy prohibits employees and directors from trading in the Company's securities while in possession of material, non-public information. This policy requires executive officers and directors to follow certain pre-clearance procedures before entering into transactions involving our securities.
Hedging or Pledging of Company Stock
Our insider trading policy also prohibits hedging transactions and pledging of our common stock. These prohibitions apply to all employees and directors of the Company, and cover any transactions in our common stock, whether acquired pursuant to our compensation plans, owned directly, or otherwise. The prohibitions on hedging transactions include purchasing any financial instruments, or otherwise engaging in any transactions, that hedge or offset any decrease in the market value of our stock or limit an employee or director’s ability to profit from an increase in the market value of our stock. The prohibition on pledging includes holding the Company's common stock in a margin account or pledging our common stock as collateral for a loan.
Equity Award Grant Practices
The HRCC generally grants LTI awards to our executive officers, including each of the NEOs, at its regularly scheduled February meeting of each year. In certain circumstances, including the hiring, promotion or retention of an individual, the HRCC may approve grants to be effective at other times. The HRCC did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025 and did not time the disclosure of material nonpublic information in 2025 for the purpose of affecting the value of executive compensation.

Compensation Discussion and Analysis	73

Compensation Risk Assessment
The HRCC oversees management’s risk assessment of all elements of our compensation programs, policies and practices for all employees. Management has concluded that our compensation programs, policies and practices are not reasonably likely to have a material adverse effect on the Company. Relevant provisions of our programs include, but are not limited to:
•VCIP and LTI metrics are aligned with our corporate strategy to ensure continued focus on actions that drive shareholder value.
•VCIP and LTI compensation targets increase with each pay grade, further emphasizing long-term value creation and alignment with shareholder interests.
•Maximum payouts under VCIP and PSP programs are appropriately capped to balance risk-taking with long-term strategic goals.
•The HRCC has the discretion to award no payout to executives in cases of poor individual performance or when the Company performance warrants such action.
•Clawback provisions allow for reduction in or recoupment of awards (including time-based awards) for executives who expose the Company to undue risk and an SEC-compliant policy that requires recovery of certain incentive-based compensation in the event of a financial restatement.
•LTI design incentivizes executive retention and both Company and employee performance.
•Stock ownership guidelines, anti-pledging policies, and anti-hedging policies align executive interests with those of shareholders.
The HRCC considers senior management succession planning to be a core component of the Company’s risk management framework. The HRCC regularly reviews succession plans with the Chief Executive Officer for senior leadership roles (other than the Chief Executive Officer position, which is overseen by the N&GC), including leadership readiness, development needs, and timing, to help ensure continuity of leadership over both the short and long term.
Responsiveness to Shareholder Feedback on Executive Compensation
We maintain an active, year-round shareholder engagement program to solicit feedback on a range of topics, including our executive compensation practices, and we also provide shareholders with an annual advisory “say-on-pay” vote on NEO compensation. The HRCC considers shareholder feedback and the results of the say-on-pay vote when evaluating our executive compensation program and making compensation decisions.
At our 2025 Annual Meeting, the say-on-pay proposal received strong shareholder support, with approximately 84% of votes cast in favor of our executive compensation program, reflecting shareholder support for the program’s design and alignment with pay-for-performance.

74	Phillips 66 2026 Proxy Statement

HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT
Review with Management. The HRCC has reviewed and discussed with management the Compensation Discussion and Analysis presented in this Proxy Statement.
Discussions with Independent Executive Compensation Consultant. The HRCC has discussed with Mercer, its independent executive compensation consultant, the executive compensation programs of the Company, as well as specific compensation decisions made by the HRCC for 2025. Mercer was retained directly by the HRCC, independent of the management of the Company.
Recommendation to the Phillips 66 Board of Directors. Based on its review and discussions noted above, the HRCC recommended to the Board that the Compensation Discussion and Analysis be included in the Phillips 66 Proxy Statement on Schedule 14A and the Annual Report.
Human Resources and Compensation Committee
Julie L. Bushman, Chair
Gregory J. Hayes
A. Nigel Hearne
Grace Puma
Denise R. Singleton
Glenn F. Tilton

Compensation Discussion and Analysis	75

Executive Compensation Tables

The following tables and accompanying narrative disclosures provide information concerning the compensation paid to or earned by our Chief Executive Officer and other NEOs for 2025.

SUMMARY COMPENSATION TABLE
The following table summarizes the compensation paid to our NEOs for fiscal years 2025, 2024 and 2023.

Name, Position, Year	Salary(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
Mark Lashier
Chairman and Chief Executive Officer
2025	1,741,667	16,185,204	—	3,734,134	558,558	893,840	23,113,403
2024	1,683,333	16,016,443	—	3,447,467	569,717	869,986	22,586,946
2023	1,583,333	9,620,568	3,000,816	4,036,181	413,305	755,058	19,409,262
Kevin Mitchell
Executive Vice President and Chief Financial Officer
2025	1,045,754	5,968,170	—	1,401,310	404,496	243,174	9,062,904
2024	1,016,100	5,397,887	—	1,300,608	370,440	258,936	8,343,971
2023	989,753	3,901,297	1,217,364	1,593,503	326,532	337,944	8,366,393
Brian Mandell
Executive Vice President, Marketing & Commercial
2025	892,349	4,001,673	—	1,076,173	212,483	206,826	6,389,504
2024	871,235	4,364,387	—	1,003,663	1,906,422	238,245	8,383,952
2023	850,802	2,840,101	887,604	1,232,812	1,412,212	291,960	7,515,491
Richard Harbison(7)
Executive Vice President, Refining
2025	934,167	4,270,157	—	1,126,605	1,009,994	198,009	7,538,932
2024	838,750	3,991,630	—	966,240	1,458,797	188,756	7,444,173
2023	—	—	—	—	—	—	—
Vanessa A. Sutherland
Executive Vice President, Government Affairs, General Counsel and Corporate Secretary
2025	873,333	4,479,439	—	1,053,240	175,761	194,030	6,775,803
2024	834,531	3,921,480	—	956,929	141,556	200,537	6,055,033
2023	770,313	2,116,466	662,268	1,054,173	151,221	244,478	4,998,919
(1)Includes any amounts that were voluntarily deferred under our KEDCP.
(2)Amounts shown represent the aggregate grant date fair value of RSU and PSP awards determined in accordance with GAAP, excluding the effect of estimated forfeitures. Assumptions used in calculating these amounts are included in Note 24—Share-Based Compensation Plans in the Notes to Consolidated Financial Statements in the Annual Report.
The PSP award included in 2023 had a performance period that ended on December 31, 2025. The PSP award included in 2024 has a performance period that ends on December 31, 2026. The PSP award included in 2025 has a performance period that ends on December 31, 2027. The PSP awards are shown at target because target was determined to be the probable outcome for the applicable performance period at the time of grant of each award, consistent with the accounting treatment under GAAP. If the maximum payout were used for the PSP awards, the amounts shown relating to the PSP would double, although the value of the actual payout would also depend on the share price at the end of

76	Phillips 66 2026 Proxy Statement

the performance period. If the minimum payout were used, the amounts for PSP awards would be reduced to zero. Actual payouts with regard to the 2023-2025 PSP awards were approved by the HRCC at its February 2026 meeting. Those payouts were as follows: Mr. Lashier, $14,207,632; Mr. Mitchell, $5,761,453; Mr. Mandell, $4,194,262; Mr. Harbison, $3,094,373; and Ms. Sutherland, $3,597,641.
Earned payouts under the 2023-2025 PSP have been, and under the 2024-2026 PSP and 2025-2027 PSP are expected to be, made in cash at the end of the applicable performance period following certification of performance by the HRCC, and will be forfeited if the NEO is terminated prior to the end of the performance period (other than for death or following disability or after a change in control). If the NEO retires after age 55 and with five years of service, the NEO is entitled to a prorated payout at the end of the performance period for the 2024-2026 PSP and for the 2025-2027 PSP if he or she participated for at least 2 months.
(3)Amounts shown represent the aggregate grant date fair value of awards determined in accordance with GAAP, excluding the effect of estimated forfeitures. Assumptions used in calculating these amounts are included in
Note 24—Share-Based Compensation Plans in the Notes to Consolidated Financial Statements in the Annual Report.
(4)These are amounts paid under our VCIP, including amounts that were voluntarily deferred under our KEDCP. For 2025, these amounts were paid in February 2026, following the completion of the performance period and certification of performance by the HRCC.
(5)Reflects the actuarial increase in the present value of the benefits under our pension plans determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. There are no deferred compensation earnings reported in this column, as our nonqualified deferred compensation plans do not provide above-market or preferential earnings.
(6)We offer limited perquisites to our NEOs, which, together with Company contributions to our qualified savings and nonqualified defined contribution plans, are reflected in the All Other Compensation column as summarized below:

Name	Company Contributions to Nonqualified Defined Contribution Plans(a) ($)	Executive Group Life Insurance Premiums(b) ($)	Executive Health Physical(c) ($)	Financial Counseling(d) ($)	Matching Contributions under the Tax-Qualified Savings Plan(e) ($)	Matching Gift Programs(f) ($)	Miscellaneous Perquisites and Tax Protection(g) ($)	Personal Use of Company Aircraft(h) ($)
M. Lashier	387,131	13,794	2,150	18,465	28,000	25,000	148,431	270,869
K. Mitchell	159,709	5,396	2,150	18,465	28,000	25,000	4,454	—
B. Mandell	123,681	7,068	2,150	18,465	28,000	25,000	2,462	—
R. Harbison	124,033	7,399	—	18,465	28,000	12,000	8,112	—
V. Sutherland	118,421	2,411	—	18,465	28,000	25,000	1,733	—
(a)Under the terms of our nonqualified defined contribution plans, we make contributions to the accounts of all eligible employees, including the NEOs. See the Nonqualified Deferred Compensation table and accompanying narrative and notes for more information.
(b)We maintain life insurance policies and/or death benefits for all our U.S.-based salaried employees (at no cost to the employee) with a face value approximately equal to the employee’s annual base salary. We maintain group life insurance policies on each of our NEOs equal to approximately two times annual base salary. The amounts shown are for premiums paid by us to provide the additional group life insurance above what is provided to the broad-based employees.
(c)Costs associated with executive physicals.
(d)Costs associated with financial counseling and estate planning services with an approved provider.
(e)Under the terms of our tax-qualified defined contribution plans, we make contributions to the accounts of all eligible employees, including the NEOs.
(f)We maintain a Matching Gift Program under which certain gifts by employees to qualified educational or charitable institutions are matched by the Company. The program matches up to $15,000 per person annually. We also have our PAC66 Charitable Match Program that matches up to $10,000 per person annually. The maximum annual contribution by employee is $5,000 and the Company matches these contributions to eligible organizations at a 2:1-dollar ratio. Additionally, the Volunteer Grant Program provides a $25 contribution for each hour a Phillips 66 employee or Non-Employee Director (and/or spouse) volunteers for an eligible 501(c)(3) non-profit organization, up to $4,000 annually. The amounts shown reflect the actual payments made by us in 2025, which may include certain contributions made by the individual in 2024 that were matched by the Company in 2025 and are therefore reported as 2025 compensation in this Proxy Statement.

Executive Compensation Tables	77

(g)For NEOs other than Mr. Lashier, the amounts shown primarily reflect payments by us relating to certain tax assistance we provide to NEOs when we request family members or other guests to accompany the NEO to a Company function and the NEO thereby incurs imputed income. We believe this type of expense is appropriately characterized as a business expense and, if the NEO incurs imputed income in accordance with applicable tax laws, we will generally reimburse the NEO for any increased tax costs (Mr. Lashier $19,820; Mr. Mitchell $4,454; Mr. Mandell $2,462; Mr. Harbison $6,719; and Ms. Sutherland $1,733). Also included are gifts and related tax reimbursements (Mr. Lashier $1,357 and Mr. Harbison $1,393) and personal security benefits required for employees covered under our Comprehensive Security Program, which currently only includes Mr. Lashier ($127,254). Under the Comprehensive Security Program, Mr. Lashier is provided with the use of a car and driver when security deems it required and certain home security fees.
(h)The Comprehensive Security Program requires that Mr. Lashier fly exclusively on Company aircraft. The amount presented above represents the approximate aggregate incremental cost to the Company for personal use of the aircraft. Approximate incremental cost has been determined by calculating the variable costs for each aircraft during the year, and multiplying the result by the miles flown for personal use during the year. Incremental costs for flights to the hangar or other locations without passengers, commonly referred to as “deadhead” flights, are included in the calculation.
(7)Mr. Harbison's first year as an NEO was 2024.

78	Phillips 66 2026 Proxy Statement

GRANTS OF PLAN-BASED AWARDS
The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards.

	Estimated Future Payouts under Non-Equity Incentive Plan Awards(2)				Estimated Future Payouts under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	Grant Date Fair Value of Stock Awards(5) ($)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target ($)	Maximum ($)
Mark Lashier		—	2,786,667	5,573,334	—	—	—	—	—
	2/11/2025	—	—	—	—	—	—	32,351	4,200,049
	2/11/2025	—	—	—	—	92,316	184,632	—	11,985,155
Kevin Mitchell		—	1,045,754	2,091,508	—	—	—	—	—
	2/11/2025	—	—	—	—	—	—	11,929	1,548,712
	2/11/2025	—	—	—	—	34,041	68,082	—	4,419,458
Brian Mandell		—	803,114	1,606,228	—	—	—	—	—
	2/11/2025	—	—	—	—	—	—	7,998	1,038,360
	2/11/2025	—	—	—	—	22,825	45,650	—	2,963,313
Richard Harbison		—	840,750	1,681,500	—	—	—	—	—
	2/11/2025	—	—	—	—	—	—	8,535	1,108,078
	2/11/2025	—	—	—	—	24,356	48,712	—	3,162,079
Vanessa A. Sutherland		—	786,000	1,572,000		—	—	—	—
	2/11/2025	—	—	—	—	—	—	8,385	1,088,604
	2/11/2025	—	—	—	—	26,118	52,236	—	3,390,835
(1)The grant date shown is the date on which the HRCC approved the target awards.
(2)Threshold and maximum awards are based on the provisions of the VCIP. Actual amounts earned can range from 0% to 200% of the target award. Actual payouts under the VCIP for 2025 are calculated using base salary earned in 2025 and reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(3)Threshold and maximum awards are based on the provisions of the PSP. The amount reflected includes incremental shares granted to reflect changes in target opportunity resulting from promotions. Actual awards earned range from 0% to 200% of the target. Performance periods under the PSP cover a three-year period, and because a new three-year period commences each year, there are three overlapping performance periods ongoing at any time. In 2025, targets were set with respect to an award for the performance period beginning in 2025 and ending in 2027.
(4)Represents RSUs granted in 2025 pursuant to the LTI program that will vest in 2028.
(5)For equity incentive plan awards, these amounts represent the grant date fair value at target under the PSP as determined in accordance with GAAP, excluding the effect of estimated forfeitures. For other stock awards, these amounts represent the grant date fair value of the RSU awards determined in accordance with GAAP, excluding the effect of terminated forfeitures. See Note 24—Share-Based Compensation Plans in the Notes to Consolidated Financial Statements in the Annual Report, for a discussion of the relevant assumptions used in this determination.

Executive Compensation Tables	79

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table lists outstanding Phillips 66 equity grants held by each NEO as of December 31, 2025.

		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(2) (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested(3) (#)	Market Value of Shares or Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights that Have not Vested ($)
Mark Lashier	4/1/2021	109,100	—	81.910	4/1/2031	—	—	—	—
	2/8/2022	89,000	—	89.050	2/8/2032	—	—	—	—
	7/1/2022	26,300	—	82.680	7/1/2032	—	—	—	—
	2/7/2023	72,800	36,400	100.435	2/7/2033	—	—	—	—
	—	—	—	—	—	86,598	11,174,606	346,506	44,713,134
Kevin Mitchell	2/6/2018	27,200	—	94.850	2/6/2028	—	—	—	—
	2/5/2019	53,300	—	94.968	2/5/2029	—	—	—	—
	2/4/2020	63,200	—	89.570	2/4/2030	—	—	—	—
	2/9/2021	43,600	—	74.700	2/9/2031	—	—	—	—
	2/8/2022	61,200	—	89.050	2/8/2032	—	—	—	—
	2/7/2023	29,533	14,767	100.435	2/7/2033	—	—	—	—
	—	—	—	—	—	32,099	4,142,055	122,580	15,817,723
Brian Mandell	2/4/2020	42,800	—	89.570	2/4/2030	—	—	—	—
	2/9/2021	56,700	—	74.700	2/9/2031	—	—	—	—
	2/8/2022	39,800	—	89.050	2/8/2032	—	—	—	—
	2/7/2023	21,533	10,767	100.435	2/7/2033	—	—	—	—
	—	—	—	—	—	23,427	3,023,020	89,714	11,576,695
Richard Harbison	2/9/2021	13,500	—	74.700	2/9/2031	—	—	—	—
	2/8/2022	14,800	—	89.050	2/8/2032	—	—	—	—
	2/7/2023	15,866	7,934	100.435	2/7/2033	—	—	—	—
	—	—	—	—	—	21,100	2,722,744	89,012	11,486,108
Vanessa A. Sutherland	2/8/2022	31,600	—	89.050	2/8/2032	—	—	—	—
	2/7/2023	16,066	8,034	100.435	2/7/2033	—	—	—	—
	—	—	—	—	—	21,713	2,801,846	87,448	11,284,290
(1)All stock options shown in the table have a maximum term for exercise of ten years from the grant date. Under certain circumstances, the term for exercise may be shorter, and in certain circumstances, the stock options may be forfeited and cancelled. All awards shown in the table have restrictions on transferability.
(2)The stock options shown in this column vested and became exercisable in 2025 or prior years (although under certain termination circumstances, the stock options may still be forfeited). Stock options become exercisable in one-third increments on the first, second and third anniversaries of the grant date, subject to continued service through the applicable vesting date.

80	Phillips 66 2026 Proxy Statement

(3)Awards are subject to forfeiture if, prior to the lapsing of restrictions, the NEO separates from service for a reason other than death, disability, layoff, retirement after reaching age 55 with five years of service, or after a change of control, although the HRCC has the authority to waive forfeiture. The awards have no voting rights, but entitle the holder to receive dividend equivalents in cash. The value of the awards reflect the closing price of our common stock, as reported on the NYSE, on December 31, 2025 ($129.04).
(4)Reflects potential awards from ongoing performance periods under the PSP for performance periods ending December 31, 2026 and December 31, 2027. These awards are shown at maximum; however, there is no assurance that awards will be earned at, below or above target after the end of the relevant performance period, as the determination of the final payout of any grant is within the judgment of the HRCC. Until a payout is made, these unearned awards pay no dividend equivalents. The value of these unearned awards reflects the closing price of our common stock, as reported on the NYSE, on December 31, 2025 ($129.04).

OPTION EXERCISES AND STOCK VESTED FOR 2025
The following table summarizes the value realized from stock option exercises and stock grants vested during 2025:

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
Mark Lashier	—	—	130,257	17,231,069
Kevin Mitchell	30,000	1,568,540	56,692	7,452,082
Brian Mandell	61,500	2,956,855	40,191	5,294,060
Richard Harbison	—	—	26,012	3,468,227
Vanessa A. Sutherland	—	—	70,057	8,799,907
(1)Stock awards include RSUs that vested during the year, as well as the 2023-2025 PSP awards that vested on December 31, 2025, and were paid out in cash in early 2026. The 2023-2025 PSP awards were earned as follows: Mr. Lashier, $14,207,632; Mr. Mitchell, $5,761,453; Mr. Mandell, $4,194,262; Mr. Harbison, $3,094,373; and Ms. Sutherland, $3,597,641.

Executive Compensation Tables	81

PENSION BENEFITS AS OF DECEMBER 31, 2025
Our defined benefit pension plan, the Phillips 66 Retirement Plan (the "Retirement Plan"), consists of multiple titles with different terms. NEOs are only eligible to participate in one title at any time but may have frozen benefits under one or more other titles.

	Title II(1)	Title III	Title IV
Current Eligibility	Mr. Lashier, Mr. Mitchell, Ms. Sutherland	Mr. Harbison	Mr. Mandell
Normal Retirement	Age 65	Age 65	Age 65
Early Retirement(2)	Executives may receive their vested benefit upon termination of employment at any age	Age 55 with ten years of service	Age 50 with ten years of service
Benefit Calculation(2)
Based on monthly pay and interest credits to a nominal cash balance account created on the first day of the month after an executive’s hire date. Pay credits are equal to a percentage of total salary and annual bonus
		Calculated as the product of 1.6% times years of credited service multiplied by the final average eligible earnings	Calculated as the product of 1.6% times years of credited service multiplied by the final average eligible earnings
Final Average Earnings Calculation	N/A	Calculated using the highest consecutive 36 months of compensation in the last 120 months of service prior to retirement	Calculated using the higher of the highest three years of compensation or the highest 36 months of compensation
Eligible Pension Compensation	Includes salary and annual bonus	Includes salary	Includes salary and annual bonus
Benefit Vesting	Participants vest after three years of service	All participants are vested in this title	All participants are vested in this title
Payment Types	Allows payments in the form of several annuity types or a single lump sum	Allows payments in the form of several annuity types, but does not allow a single lump sum payment	Allows payments in the form of several annuity types or a single lump sum
IRS limitations
Benefits under all Titles are limited by the IRC. In 2025, the compensation limit was $350,000. The IRC also limits the annual benefit available under these Titles expressed as an annuity. In 2025, that limit was $280,000 (reduced actuarially for ages below 62).

(1)NEOs whose combined years of age and service total less than 44 receive a 6% pay credit, those with a total of 44 through 65 receive a 7% pay credit and those with a total of 66 or more receive a 9% pay credit. Interest credits are applied to the cash balance account each month. This credit is calculated by multiplying the value of the account by the interest credit rate, based on 30-year U.S. Treasury security rates adjusted quarterly.
(2)An early benefit reduction is calculated on Title III by reducing the benefit 6.67% for each year before age 60 that benefits are paid, unless the participant has at least 85 points awarded, with one point for each year of age and one point for each year of service. Title IV early benefit reduction is calculated by reducing the benefit by 5% per year for each year before age 57 that benefits are paid and 4% per year for benefits that are paid between ages 57 and 60. The benefit calculation for Title IV is reduced by the product of 1.5% of the annual primary social security benefit multiplied by years of credited service, although a reduction limit of 50% of the primary Social Security benefit may apply.

82	Phillips 66 2026 Proxy Statement

The following table lists the pension program participation and actuarial present value of each NEO’s defined benefit pension as of December 31, 2025.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mark Lashier	Retirement Plan - Title II	36	161,225	—
	KESRP(2)		1,683,884	—
Kevin Mitchell	Retirement Plan - Title II	32	359,731	—
	KESRP(2)		1,993,428	—
Brian Mandell	Retirement Plan - Title IV	35	2,184,084	—
	KESRP(2)		12,288,375	—
Richard Harbison	Retirement Plan - Title III	37	2,359,564	—
	KESRP(2)		3,816,903	—
Vanessa A. Sutherland	Retirement Plan - Title II	3	97,014	—
	KESRP(2)		371,524	—
(1)Years of credited service include service recognized under the predecessor ConocoPhillips plans from which these plans were spun off effective May 1, 2012 and service with a member of the Affiliated Group (which includes subsidiaries and affiliates with 5% or more equity interest). Mr. Lashier’s tenure with Phillips 66 is 5 years. His credited years of service calculations include 36 years.
(2)The KESRP restores Company-sponsored benefits capped under the qualified defined benefit pension plan due to IRC limits. All employees, including our NEOs, are eligible to participate in the KESRP.

Understanding the Annual Change in Pension Value
No modifications to pension	•There were no modifications to our existing pension program in 2025
Change in value
•The value of traditional pension plans is particularly sensitive to interest rate movement, which is outside of the Company's control
•While our short-term and long-term incentive programs are based entirely on performance, pension value is not performance-based and does not reflect or reward Company performance

Executive Compensation Tables	83

NONQUALIFIED DEFERRED COMPENSATION
Our NEOs are eligible to participate in two nonqualified deferred compensation plans, the KEDCP and the DCMP.
The KEDCP allows NEOs to defer up to 50% of their salary and up to 100% of their VCIP. The default distribution option is a lump sum payment paid at least six months after separation from service. NEOs may elect to defer payments from one to five years, and to receive annual, semiannual or quarterly payments for a period of up to fifteen years. NEOs may also elect to defer their VCIP to a specified date in the future.
The DCMP is a nonqualified restoration plan for employer contributions that cannot be made to our 401(k) plan either due to an NEO’s salary deferral under the KEDCP or due to the IRC annual limit on compensation that may be taken into account under a qualified plan. Distributions are made as a lump sum six months after separation from service, unless the NEO elects to receive one to fifteen annual payments beginning at least one year after separation from service.
Each NEO directs investments of his or her individual accounts under the KEDCP and DCMP. Both plans provide a broad range of market-based investments that may be changed daily. No investment provides above-market returns. The aggregate performance of these investments is reflected in the Nonqualified Deferred Compensation table below.
Benefits due under these plans are paid from our general assets, although we also maintain rabbi trusts that may be used to pay benefits. The trusts and the funds held in them are Company assets. In the event of our bankruptcy, NEOs would be unsecured general creditors.
The following table provides information on the NEO's nonqualified deferred compensation as of December 31, 2025:

Name	Applicable Plan(1)	Beginning Balance ($)	Executive Contributions in Last Fiscal Year ($)	Company Contributions in the Last Fiscal Year(2) ($)	Aggregate Earnings (Loss) in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(4) ($)
Mark Lashier	DCMP	1,423,376	—	387,131	250,118	—	2,060,625
	KEDCP	—	—	—	—	—	—
Kevin Mitchell	DCMP	2,008,429	—	159,709	329,351	—	2,497,489
	KEDCP	—	—	—	—	—	—
Brian Mandell	DCMP	1,487,250	—	123,681	118,695	—	1,729,626
	KEDCP	5,016,658	—	—	251,087	—	5,267,745
Richard Harbison	DCMP	562,038	—	124,033	102,377	—	788,448
	KEDCP	—	—	—	—	—	—
Vanessa A. Sutherland	DCMP	415,528	—	118,421	89,192	—	623,141
	KEDCP	589,868	304,545	—	143,226	—	1,037,639
(1)As of December 31, 2025, participants in these plans had 35 investment options – 27 of the options were the same as those available in our 401(k) plan and the remaining options were other mutual funds approved by the plan administrator.
(2)These amounts represent Company contributions under the DCMP. These amounts are also included in the “All Other Compensation” column of the Summary Compensation Table.
(3)These amounts represent earnings or losses on plan balances, as applicable, from January 1 to December 31, 2025. These amounts are not included in the Summary Compensation Table.
(4)The total reflects contributions by our NEOs, contributions by us, and earnings on balances prior to 2025; plus contributions by our NEOs, and earnings (or losses) and (withdrawals) from January 1, 2025 through December 31, 2025 (shown in the appropriate columns of this table, with amounts that are included in the Summary Compensation Table). The total includes all contributions by our NEOs and by us reported in this Proxy Statement and our proxy statements from prior years as follows: $1,617,439 for Mr. Lashier; $1,590,302 for Mr. Mitchell; $661,619 for Mr. Mandell; $238,882 for Mr. Harbison; and $1,144,590 for Ms. Sutherland.

84	Phillips 66 2026 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Our programs are designed to pay out amounts earned during employment unless the employee voluntarily resigns prior to becoming retirement-eligible or is terminated for cause. Although normal retirement age under our benefit plans is 65, early retirement provisions allow receipt of benefits at earlier ages if vesting requirements are met. For our incentive compensation programs (VCIP, RSU, PSP, and outstanding stock options granted under prior programs), early retirement is generally defined as termination at or after the age of 55 with five years of service.
As of December 31, 2025, Messrs. Lashier, Mitchell, Mandell and Harbison were each retirement-eligible under our benefit plans and our compensation programs. Therefore, as of December 31, 2025, a voluntary resignation of any of these NEOs would have been treated as a retirement, and each would have retained all outstanding awards earned under the current and earlier programs. Please see the Outstanding Equity Awards at Fiscal Year End table for more information.
As of December 31, 2025, Ms. Sutherland was not retirement-eligible under our benefits plans and compensation programs. Therefore, as of December 31, 2025, upon a voluntary resignation of Ms. Sutherland, she would have forfeited all unvested awards.
Our compensation programs provide for the following upon retirement:
Cash Payments. Cash payments include VCIP earned during the fiscal year, amounts contributed and vested under our defined contribution plans, and amounts accrued and vested under our pension plans.
Equity. Equity considerations include grants under the 2024-2026 and 2025-2027 PSPs in which the executive participated for at least two months, and previously granted RSUs and stock option awards exercisable through the original term.
The table at the end of this section summarizes the total value of the benefits to be received by each NEO as of December 31, 2025 through the Phillips 66 ESP due to an involuntary termination without cause or through the Phillips 66 CICSP due to a qualifying termination in connection with a change in control event. Benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll are not included in the amounts shown. Executives are not entitled to receive benefits under both the ESP and the CICSP as a result of the same event. These two plans have the following in common:
•Amounts payable under both are offset by any severance payments or benefits payable under any of our other plans;
•Benefits under both may also be reduced in the event of willful and bad faith conduct demonstrably injurious to the Company; and
•Both are Company plans under which awards and payments are subject to clawback provisions and to forfeiture or recoupment, in whole or in part, under applicable law, including the Sarbanes-Oxley Act and the Dodd-Frank Act, and the Company's SEC-compliant clawback policy, if applicable.

Executive Compensation Tables	85

EXECUTIVE SEVERANCE PLAN
The ESP provides that if an NEO separates due to an involuntary termination without cause, the executive will receive the following benefits, which may vary depending on salary grade level, subject to the executive's execution of a release of claims.
Cash Severance Payments. ESP cash severance payments include:
•A lump sum payment equal to one and one-half or two times the sum of the executive’s base salary and current target annual bonus;
•A lump sum payment equal to the present value of the increase in pension benefits that would result from crediting the executive with an additional one and one-half or two years of age and service under the pension plan; and
•A lump sum payment generally equal to the Company contribution for active employees toward the cost of certain welfare benefits for an additional one and one-half or two years.
Accelerated Equity. Layoff treatment under our compensation plans allows the executive to retain a prorated portion of grants held after March 1 for current year grants and the full award for grants held for one year or more for RSUs and stock options, and maintain eligibility for prorated PSP awards for ongoing periods in which he or she participated at least two months in the 2024-2026 PSP and 2025-2027 PSP, subject to the executive's execution of a release of claims.
CHANGE IN CONTROL SEVERANCE PLAN
The CICSP provides that if, within two years of a change in control of the Company, an executive’s employment is terminated by the employer other than for cause, or by the executive for good reason, the executive will receive the following benefits, which may vary depending on salary grade level. CICSP benefits include:
Cash Severance Payments. CICSP cash severance payments include:
•A lump sum payment equal to two or three times the sum of the executive’s base salary and the higher of the current target annual bonus or the average of the annual bonuses paid for the previous two years;
•A lump sum payment equal to the present value of the increase in pension benefits that would result from crediting the executive with an additional two or three years of age and service under the pension plan; and
•A lump sum payment generally equal to the Company contribution for active employees toward the cost of certain welfare benefits for an additional two or three years.
Accelerated Equity. CICSP benefits also include the full vesting of all equity awards and lapsing of any restrictions.

86	Phillips 66 2026 Proxy Statement

ESTIMATED POTENTIAL PAYMENTS
The following table presents, for each of the NEOs, the estimated payments and benefits that would have been payable to each of the NEOs as of December 31, 2025, for each of the circumstances described below.

	Executive Benefits and Payments Upon Termination
	Involuntary Not-For- Cause Termination (Not CIC) ($)	Involuntary or Good Reason Termination (CIC) ($)	Death ($)	Disability ($)
Mark Lashier
Severance Payment	9,977,022	17,791,005	—	—
Accelerated Equity	23,114,288	34,572,395	34,572,395	34,572,395
Life Insurance	—	—	3,500,000	—
TOTAL	33,091,310	52,363,400	38,072,395	34,572,395
Kevin Mitchell
Severance Payment	4,637,633	8,145,051	—	—
Accelerated Equity	8,372,823	12,473,327	12,473,327	12,473,327
Life Insurance	—	—	2,101,710	—
TOTAL	13,010,456	20,618,378	14,575,036	12,473,327
Brian Mandell
Severance Payment	4,296,236	7,379,867	—	—
Accelerated Equity	6,208,086	9,119,357	9,119,357	9,119,357
Life Insurance	—	—	1,792,000	—
TOTAL	10,504,322	16,499,224	10,911,358	9,119,357
Richard Harbison
Severance Payment	3,988,336	6,281,414	—	—
Accelerated Equity	5,503,814	8,465,798	8,465,798	8,465,798
Life Insurance	—	—	1,900,000	—
TOTAL	9,492,150	14,747,213	10,365,799	8,465,798
Vanessa A. Sutherland
Severance Payment	3,621,013	6,072,172	—	—
Accelerated Equity	5,763,822	8,673,803	8,673,803	8,673,803
Life Insurance	—	—	1,760,000	—
TOTAL	9,384,835	14,745,975	10,433,803	8,673,803

Executive Compensation Tables	87

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, of our median employee and the annual total compensation of our Chief Executive Officer, Mr. Lashier.
For 2025, the annual total compensation of our Chief Executive Officer was 145 times that of the median of the annual total compensation of all employees, based on annual total compensation of $23,143,982 for the Chief Executive Officer and $159,592 for the median employee.
For 2025, with the promotion of the previous median employee, we selected a new median employee whose compensation more closely reflected the median compensation level determined as of December 2023, in compliance with Item 402(c)(2)(x). This ratio is based on a December 1, 2023, employee population of 14,179, which, in accordance with SEC rules, excluded a total of 453 non-U.S. employees across Germany (296), Singapore (76), Austria (46), Canada (27), and China (8). The median employee was identified using annual base pay, annual bonus, and target LTI compensation using data as of November 30, 2023. The annual total compensation for our Chief Executive Officer includes both the amount reported in the “Total” column of the Summary Compensation Table of $23,113,403 and the estimated value of our Chief Executive Officer’s health and welfare benefits of $30,579.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

88	Phillips 66 2026 Proxy Statement

Pay versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our NEOs. The amounts set forth below under the headings “Compensation Actually Paid” (“CAP”) have been calculated in a manner consistent with Item 402(v) of Regulation S-K. The methodology for calculating the CAP, including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the footnotes to the table.

Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to First PEO(2) ($)	Compensation Actually Paid to Second PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2),(3) ($)	Value of Initial Fixed $100 Investment Based On:		GAAP Net Income (Loss) ($ MM)	Annual Adjusted PSP ROCE(5) (%)
							Total Shareholder Return(4) ($)	Peer Group Total Shareholder Return(4) ($)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	23,113,403	—	32,433,844	—	7,441,786	9,973,548	224.57	342.94	4,528	9.5
2024	22,586,946	—	20,026,633	—	7,234,588	5,645,898	191.02	283.16	2,175	7.0
2023	19,409,262	—	34,732,785	—	8,830,452	18,432,934	216.10	250.96	7,239	16.9
2022	18,229,917	16,288,870	36,488,607	24,349,594	7,564,734	12,019,418	162.32	193.73	11,391	24.5
2021	20,953,206	—	21,535,633	—	8,163,303	7,817,258	108.50	132.63	1,594	8.5
(1)For 2025, 2024 and 2023, the first Principal Executive Officer ("PEO") reflected in column (b) refers to Mr. Lashier, President and Chief Executive Officer until May 15, 2024 and Chairman and Chief Executive Officer beginning on May 15, 2024. For 2022 and 2021, the first PEO reflected in column (b) refers to Greg Garland, Chairman and Chief Executive Officer until June 30, 2022 and Executive Chairman from July 1, 2022 to May 15, 2024. For 2022, the second PEO reflected in column (b) refers to Mr. Lashier, President and Chief Operating Officer until June 30, 2022, and President and Chief Executive Officer beginning July 1, 2022.
(2)To calculate CAP for 2025, the following adjustments were made to Summary Compensation Table total compensation, in accordance with SEC rules.

Compensation Actually Paid to PEO	2025 (Mr. Lashier)
Summary Compensation Table Total	23,113,403
Less, value of “Stock Awards” reported in Summary Compensation Table	(16,185,204)
Less, Change in Pension Value reported in Summary Compensation Table	(558,558)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	15,936,834
Plus, fair value as of vesting date of equity awards granted and vested in the year(a)	167,495
Plus (less), year-over-year change in fair value of outstanding and unvested equity awards granted in prior years	2,206,630
Plus (less), change in fair value from fiscal year end until the vesting date of equity awards granted in prior years that vested in the year	7,045,496
Plus, the value of dividend equivalents or other earnings paid on equity awards in the year	430,220
Plus, pension service cost for services rendered during the year	277,529
Compensation Actually Paid to PEO	32,433,844
(a)Represents value of RSUs withheld to satisfy Federal Insurance Contributions Act ("FICA") tax obligations.

Pay versus Performance	89

Average Compensation Actually Paid to Non-PEO NEOs	2025
Average Summary Compensation Table Total	7,441,786
Less, average value of “Stock Awards” reported in Summary Compensation Table	(4,679,860)
Less, average Change in Pension Value reported in Summary Compensation Table	(450,684)
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	4,548,116
Plus, average fair value as of vesting date of equity awards granted and vested in the year(a)	107,473
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	614,147
Plus (less), average change in fair value from fiscal year end until the vesting date of equity awards granted in prior years that vested in the year	2,133,327
Plus, the average value of dividend equivalents or other earnings paid on equity awards in the year	118,040
Plus, average pension service cost for services rendered during the year	141,202
Average Compensation Actually Paid to Non-PEO NEOs	9,973,548
(a)Represents value of RSUs withheld to satisfy FICA tax obligations.
(3)The Non-PEO NEOs reflected in columns (d) and (e) represent the following individuals: For 2025, Mr. Mitchell, Mr. Mandell, Mr. Harbison, and Ms. Sutherland; for 2024, Mr. Mitchell, Mr. Mandell, Mr. Harbison, Ms. Sutherland, and Mr. Roberts; for 2023, Mr. Garland, Mr. Mitchell, Mr. Mandell, and Mr. Roberts, for 2022, Mr. Mitchell, Ms. Sutherland, Mr. Mandell, and Mr. Roberts; and for 2021, Mr. Lashier, Mr. Mitchell, Mr. Roberts, and Mr. Herman.
(4)These values represent the cumulative value of a $100 investment in our common stock and in the peer group, including reinvestment of dividends, at market close on December 31, 2020. The Peer Group TSR in column (g) represents the market capitalization-weighted average of our peer group used for purposes of Item 201(e) of Regulation S-K, which is composed of: Delek US Holdings, Inc.; HF Sinclair Corporation; Marathon Petroleum Corporation; PBF Energy Inc.; Valero Energy Corporation; CVR Energy Inc.; Dow Inc.; Westlake Corporation; LyondellBasell Industries N.V; ONEOK, Inc.; Targa Resources Corp.; and The Williams Companies, Inc.
(5)See Appendix A for a reconciliation of Adjusted PSP ROCE to the nearest GAAP financial measure.
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE
The charts that follow depict the relationship of CAP to our PEOs and other NEOs to (i) the TSR of the Company and its peer group (as described in Footnote 4 above), (ii) the Company's net income, and (iii) the Company's annual Adjusted PSP ROCE. Pursuant to Item 402(v) of Regulation S-K, CAP reflects adjustments to the fair value of equity awards during the years presented. Changes in our stock price and the projected and actual achievement of our performance goals greatly impact the total CAP reported for each year presented. For example, our annual TSR performance of 9%, 50%, 33%, -12%, and 18% for 2021, 2022, 2023, 2024, and 2025, respectively, contributed to significant changes in CAP values reported for each year.

90	Phillips 66 2026 Proxy Statement

CAP versus Total Shareholder Return
The chart below illustrates the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our non-PEO NEOs, and the Company’s and peer group cumulative TSR since December 31, 2020.

CAP versus Net Income
The chart below illustrates the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our non-PEO NEOs, and the Company's Net Income during the five most recently completed fiscal years.

Pay versus Performance	91

CAP versus Annual Adjusted PSP ROCE
The chart below illustrates the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our non-PEO NEOs, and the Company's three-year performance period average Adjusted PSP ROCE during the five most recently completed fiscal years.
Most Important Measures Linking NEO Compensation to Performance
The items listed below represent the most important metrics we used to determine CAP for all fiscal years reported as further described in our Compensation Discussion and Analysis within the sections titled “Annual Incentive Compensation” and “Long-Term Incentive Compensation.”

Most Important Performance Measures	•Adjusted VCIP EBITDA
•Adjusted VCIP Controllable Costs
•Adjusted PSP ROCE
•3-Year Relative TSR

92	Phillips 66 2026 Proxy Statement

Equity Compensation Plan Information

The following table sets forth information about Phillips 66 common stock that may be issued under all existing equity compensation plans as of December 31, 2025:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1,2)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(4)
Equity compensation plans approved by security holders	5,944,572	90.11	10,778,156
Equity compensation plans not approved by security holders	—	—	—
Total	5,944,572	90.11	10,778,156
(1)Includes awards issued under the Omnibus Stock and Performance Incentive Plan of Phillips 66, awards issued under the 2013 Omnibus Stock and Performance Incentive Plan of Phillips 66 and awards issued under the 2022 Omnibus Stock and Performance Incentive Plan of Phillips 66.
(2)Includes an aggregate of 2,841,436 stock options issued to employees and 323,543 PSUs. The number of securities to be issued includes 2,779,593 RSUs, of which 181,515 were granted to non-employee directors. Some awards held by ConocoPhillips employees at our spin-off were adjusted or substituted with a combination of ConocoPhillips and Phillips 66 equity. Awards representing a total of 13,071,435 shares were issued to ConocoPhillips employees, of which 392,603 remain outstanding as of December 31, 2025. The awards issued to ConocoPhillips employees are included in the outstanding awards listed above.
(3)The weighted-average exercise price reflects the weighted-average price for outstanding incentive stock options and nonqualified stock options only. It does not include stock awards outstanding which do not have an exercise price.
(4)Total includes forfeited shares under the Omnibus Stock and Performance Incentive Plan of Phillips 66 that are now available for grant under the 2022 Omnibus Stock and Performance Incentive Plan of Phillips 66.

Equity Compensation Plan Information	93

PROPOSAL 3	Ratification of the Appointment of Ernst & Young LLP The Board recommends that you vote “FOR” the proposal to ratify the appointment of Ernst & Young LLP for fiscal year 2026.
The A&FC is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The A&FC has appointed E&Y to serve as the Company’s independent registered public accounting firm for fiscal year 2026. E&Y has acted as the Company’s independent registered public accounting firm continuously since 2011.
The A&FC annually considers the independence of the Company’s independent auditors prior to the firm’s engagement, and periodically considers whether a regular rotation of the independent auditors is necessary to assure continuing independence. The A&FC and its Chair are directly involved in the selection of E&Y's lead engagement partner.
The A&FC and the Board believe that the continued retention of E&Y is in the best interests of the Company and its shareholders. We are asking you to vote on a proposal to ratify the appointment of E&Y.
One or more representatives of E&Y are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.
The submission of this matter for approval by shareholders is not legally required, but the Board and the A&FC believe it provides an opportunity for shareholders to vote on an important aspect of corporate governance. If the shareholders do not ratify the selection of E&Y, the A&FC will reconsider the selection of that firm as the Company’s independent registered public accounting firm. Even if the selection is ratified, the A&FC in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

94	Phillips 66 2025 Proxy Statement

ERNST & YOUNG LLP FEES
Audit services of E&Y for fiscal year 2025 included an audit of our consolidated financial statements, an audit of the effectiveness of the Company’s internal control over financial reporting, and services related to periodic filings made with the SEC. Additionally, E&Y provided certain other services as described below. In connection with the audit of the 2025 consolidated financial statements, we entered into an engagement agreement with E&Y that set forth the terms by which E&Y performed audit services for us.
The A&FC is responsible for negotiating the audit fee associated with its retention of E&Y. E&Y’s fees for professional services totaled $15.4 million for 2025 and $13.7 million for 2024, which consisted of the following:

Fees (in millions)	2025	2024
Audit Fees(1)	$12.8	$11.5
Audit-Related Fees(2)	$2.1	$1.9
Tax Fees(3)	$0.2	$0.1
All Other Fees(4)	$0.3	$0.2
Total	$15.4	$13.7
(1)Fees for audit services related to the fiscal year consolidated audit, the audit of the effectiveness of internal controls over financial reporting, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits and accounting consultations.
(2)Fees for audit-related services related to audits in connection with proposed or consummated acquisitions or dispositions, benefit plan audits, other subsidiary audits, special reports, and accounting consultations.
(3)Tax fees includes fees for tax consulting and compliance.
(4)All other fees primarily include audit-related software and advisory services.
The A&FC has considered whether the non-audit services provided to Phillips 66 by E&Y impaired the independence of E&Y and concluded they did not.
PRE-APPROVAL POLICY
The A&FC has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that E&Y may provide to the Company. All the fees in the table above were approved in accordance with this policy. The policy (a) identifies the guiding principles that the A&FC must consider in approving services to ensure that E&Y’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, the A&FC must pre-approve all services to be provided by E&Y. The A&FC has delegated authority to approve permitted services to its Chair. Such approval must be reported to the entire A&FC at its next scheduled meeting.

Proposal 3: Ratification of the Appointment of Ernst & Young	95

AUDIT AND FINANCE COMMITTEE REPORT
The A&FC assists the Board in fulfilling its responsibility to provide independent, objective oversight of the financial reporting functions and internal control systems of Phillips 66.
The A&FC currently consists of nine non-employee directors. The Board has determined that each member of the A&FC satisfies the requirements of the NYSE as to independence and financial literacy and that Sigmund L. Cornelius, Charles M. Holley and Howard I. Ungerleider are audit committee financial experts as defined by the SEC.
The responsibilities of the A&FC are set forth in the written charter adopted by the Board, which is available in the “Investors” section of the Company’s website under the caption “Corporate Governance.” One of the A&FC's primary responsibilities is to assist the Board in its oversight of the integrity of the Company’s financial statements. The following report summarizes certain of the A&FC’s activities in this regard for 2025.
Review with Management. The A&FC has reviewed and discussed with management the audited consolidated financial statements of Phillips 66 included in the Company's Annual Report, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025, included therein.
Discussions with Independent Registered Public Accounting Firm. The A&FC has discussed with E&Y, independent registered public accounting firm for Phillips 66, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The A&FC has received the written disclosures and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the A&FC concerning independence, and has discussed with E&Y its independence from Phillips 66.
Recommendation to the Phillips 66 Board of Directors. Based on its review and discussions noted above, the A&FC recommended to the Board that the audited consolidated financial statements of Phillips 66 be included in the Company's Annual Report.
Audit and Finance Committee
Marna C. Whittington, Chair
Sigmund L. Cornelius
Lisa A. Davis
Michael A. Heim
Charles M. Holley
Kevin O. Meyers
Robert W. Pease
Douglas T. Terreson
Howard I. Ungerleider

96	Phillips 66 2025 Proxy Statement

Beneficial Ownership of Phillips 66 Securities

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information regarding persons who we know to be the beneficial owners of more than five percent of our issued and outstanding common stock as of March 20, 2026. The information is based on reports filed by such person with the SEC and the "Number of Shares" is reported as of the dates indicated below:

Name and Address	Number of Shares	Percent of Class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19335	51,721,704	12.90%
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	34,996,228	8.73%
State Street Corporation(3) One Lincoln Street Boston, MA 02111	29,374,604	7.33%
(1)Based solely on an Amendment to Schedule 13G filed with the SEC on October 30, 2025, by The Vanguard Group. The Amendment to Schedule 13G reports, as of September 30, 2025, sole voting power for no shares of common stock, shared voting power for 2,399,066 shares of common stock, sole dispositive power for 47,826,858 shares of common stock and shared dispositive power for 3,894,846 shares of common stock.
(2)Based solely on an Amendment to Schedule 13G filed with the SEC on January 26, 2024 by BlackRock, Inc. on behalf of itself, and BlackRock Life Limited; BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; iShares (DE) I Investmentaktiengesellschaft mit Teilgesellsc; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; BlackRock Fund Advisors; BlackRock Asset Management North Asia Limited; BlackRock (Singapore) Limited; and BlackRock Fund Managers Ltd. The Amendment to Schedule 13G reports, as of December 31, 2023, sole voting power for 32,060,953 shares of common stock, shared voting power for no shares of common stock, sole dispositive power for 34,996,228 shares of common stock and shared dispositive power for no shares of common stock.
(3)Based solely on an Amendment to Schedule 13G filed with the SEC on January 30, 2024, by State Street Corporation on behalf of itself, and SSGA Funds Management, Inc.; State Street Global Advisors Europe Limited; State Street Global Advisors Limited; State Street Global Advisors Trust Company; State Street Global Advisors, Australia, Limited; State Street Global Advisors (Japan) Co., Ltd.; State Street Global Advisors Asia Limited; State Street Global Advisors, Ltd.; and State Street Global Advisors Singapore Limited. The Amendment to Schedule 13G reports, as of December 31, 2023, sole voting power for no shares of common stock, shared voting power for 21,819,610 shares of common stock, sole dispositive power for no shares of common stock and shared dispositive power for 29,358,054 shares of common stock.

Beneficial Ownership of Phillips 66 Securities	97

SECURITIES OWNERSHIP OF OFFICERS AND DIRECTORS
This table lists the beneficial ownership of our common stock as of March 20, 2026, by all directors and nominees, the executive officers named in the Summary Compensation Table, and by all of our directors, nominees and executive officers as a group. Together these individuals beneficially own less than one percent of our common stock.

	Number of Shares or Units
Name of Beneficial Owner	Shares Beneficially Owned	Restricted or Deferred Stock Units(1)	Options Exercisable within 60 Days(2)
Mr. Lashier	54,797	86,991	333,600
Mr. Mitchell	66,828	31,849	271,000
Mr. Mandell	39,413	22,182	128,800
Mr. Harbison	23,193	23,008	52,100
Ms. Sutherland	9,003	22,620	55,700
Ms. Bushman	—	14,958	—
Mr. Cornelius	20,500	2,504	—
Ms. Davis	7,267	1,434	—
Mr. Hayes	18,600	12,920	—
Mr. Hearne	33	2,504	—
Mr. Heim	11,000	2,504	—
Mr. Holley	77	18,486	—
Dr. Meyers	15,675	949	—
Mr. Pease	1,121	4,513	—
Mr. Puma	1,684	1,786	—
Ms. Singleton	—	11,071	—
Mr. Terreson	—	11,071	—
Mr. Tilton	36,440	38,296	—
Mr. Ungerleider	—	949	—
Dr. Whittington	20,477	34,592	—
Directors, Nominees and Executive Officers as a Group (22 Persons)	357,953	380,844	859,134
(1)Includes RSUs and deferred stock units that may be voted or sold only upon the passage of time.
(2)Includes beneficial ownership of shares of common stock which may be acquired within 60 days of March 20, 2026, through stock options awarded under compensation plans.

98	Phillips 66 2026 Proxy Statement

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the NYSE. Such executive officers, directors and stockholders also are required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.
To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required to be filed during the year ended December 31, 2025, we believe that for 2025, all required reports were filed on a timely basis under Section 16(a), except for a Form 4 filed on behalf of Mark E. Lashier on June 6, 2025 to report one transaction related to a gift of Phillips 66 common stock to his spouse, which was filed late due to administrative error.

Beneficial Ownership of Phillips 66 Securities	99

Additional Information

ABOUT THE ANNUAL MEETING
Why am I receiving these proxy materials?
We have made these materials available to you or delivered paper copies to you by mail because you are a Phillips 66 shareholder of record as of March 20, 2026, and the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.
What is a proxy?
A proxy is your legal designation of another person to vote the shares you own. The person you designate is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By submitting your proxy (either by voting electronically on the Internet or by telephone or by signing and returning a proxy card), you authorize Mark E. Lashier, our Chairman and Chief Executive Officer, and Vanessa A. Sutherland, our Executive Vice President, Government Affairs, General Counsel and Corporate Secretary, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.
What is included in the proxy materials?
The proxy materials for our Annual Meeting include the Notice of 2026 Annual Meeting of Shareholders (the “Annual Meeting Notice”), this Proxy Statement, and the Annual Report. If you receive a paper copy of the proxy materials, a proxy card or voting instruction form and pre-paid return envelope are also included. The Annual Meeting Notice (which is included in the Proxy Statement), Proxy Statement and Annual Report are being made available at www.fcrvote.com/PSX and are being mailed, along with the accompanying proxy card or voting instruction form, to shareholders of record as of March 20, 2026 beginning on April 2, 2026.
Why did I receive a notice regarding the internet availability of proxy materials instead of a full set of proxy materials?
We are furnishing proxy materials to our shareholders primarily through notice-and-access delivery pursuant to SEC rules. As a result, we are mailing to many of our shareholders a Notice Regarding the Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access the proxy materials on the Internet. Shareholders who have affirmatively requested electronic delivery of our proxy materials will receive instructions via email regarding how to access these materials electronically. All other shareholders, including shareholders who have previously requested to receive a paper copy of the materials, will receive a full paper set of the proxy materials by mail. Using the notice-and-access method of proxy delivery expedites receipt of proxy materials by our shareholders, reduces the cost of producing and mailing the full set of proxy materials and helps us contribute to sustainable practices.
If you receive a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the notice instructs you on how to access the proxy materials and vote on the Internet. If you would like to receive paper copies of our proxy materials in the mail, and you are a registered shareholder, please contact Innisfree M&A Incorporated at (877) 750-9496 (toll-free from the U.S. and Canada) or (412) 232-3651 (from other countries). If you would like to receive paper copies of our proxy materials in the mail, and you are a beneficial shareholder, please contact your bank, brokerage firm or other intermediary to make your request.

100	Phillips 66 2026 Proxy Statement

Who is entitled to vote at the meeting?
The record date for the meeting is March 20, 2026. Only shareholders of record as of the close of business on that date are entitled to vote at the meeting. Each share of common stock is entitled to one vote for all matters before the meeting. At the close of business on March 20, 2026, the record date, there were 400,982,591 shares of common stock outstanding.
What is the difference between holding shares as a shareholder of record and as a beneficial owner? Am I entitled to vote if my shares are held in “street name”?
If your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A., you are the “shareholder of record” (or “registered holder”) of those shares, and the Notice of Internet Availability or proxy materials have been provided directly to you by Phillips 66.
If your shares are held by a bank, brokerage firm or other nominee (the “bank or broker”), you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the Notice of Internet Availability or proxy materials (including a voting instruction form) are being forwarded to you by your bank or broker. As the beneficial owner, you have the right to direct your bank or broker how to vote your shares by following the instructions on the Notice of Internet Availability or voting instruction form for voting on the Internet or by telephone (if made available by your bank or broker with respect to any shares you hold in street name), or by completing and returning the voting instruction form, and the bank or broker is required to vote your shares in accordance with your instructions.
Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. See “How will broker non-votes be treated?” below.
What does it mean if I receive more than one Notice of Internet Availability, proxy card or voting instruction form?
If you receive more than one Notice of Internet Availability, proxy card or voting instruction form that means your shares are registered differently and are held in more than one account. To ensure that all of your shares are voted, please vote each account over the Internet or by telephone (if made available by the bank or broker with respect to any shares you hold in street name), or sign and return by mail all proxy cards and voting instruction forms.
How can shareholders help Phillips 66 reduce mailing costs?
If you vote on the Internet, you may elect to have next year’s proxy materials delivered to you electronically. We strongly encourage you to enroll in electronic delivery. Opting to receive your proxy materials electronically will reduce the cost of producing and mailing documents and help us contribute to sustainable practices.
How many shares must be present to hold the meeting?
A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person (online) or represented by proxy, of the holders of a majority of the shares of outstanding common stock on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
How do I vote?
You can vote either in person at the meeting or by proxy.
The proxy materials (including this Proxy Statement) are being made available to shareholders on the internet at www.fcrvote.com/PSX through the notice and access process. The Annual Report contains consolidated financial statements and reports of the independent registered public accounting firm, management’s discussion and analysis of financial condition and results of operations, and other information.

Additional Information	101

To vote by proxy, you must do one of the following:
•Vote over the Internet (instructions are on the proxy card).
•Vote by telephone (instructions are on the proxy card).
•If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.
If you hold your Phillips 66 stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the internet depends on your broker’s voting process. Please follow the directions on your proxy card or voter instruction form carefully.
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy.
How do I vote if I hold my stock through a Phillips 66 employee benefit plan?
If you hold your stock through a Phillips 66 employee benefit plan, you must either:
•Vote over the internet (instructions are in the email sent to you or on the notice and access form).
•Vote by telephone (instructions are on the proxy card).
•If you elected to receive a hard copy of your proxy materials, fill out the enclosed voting instruction form, date and sign it, and return it in the enclosed postage-paid envelope.
You will receive a separate voting instruction form for each employee benefit plan in which you hold Phillips 66 stock. Please pay close attention to the deadline for returning your voting instruction form to the plan trustee. The voting deadline for each plan is set forth on the voting instruction form. Please note that different plans may have different deadlines.
Do I have to register in advance to virtually attend the meeting?
We will have a virtual-only annual meeting of shareholders in 2026. The meeting will be conducted exclusively via live audio webcast. You do not have to register in advance to attend the virtual meeting if you do not wish to vote during the meeting. To participate, and vote, in the virtual meeting, please visit www.cesonlineservices.com/psx26_vm and enter the control number included in your Notice of Internet Availability, on your proxy card, or on the voting instruction form that accompanied your proxy materials prior to May 12, 2026 at 8:00 a.m. Central Time to pre-register. You may begin to log into the meeting platform beginning at 7:30 a.m. Central Time on May 13, 2026. The meeting will begin promptly at 8:00 a.m. Central Time on May 13, 2026. See below for additional details. If the Notice of Internet Availability or voting instruction form that you received does not indicate that you may vote your shares through the www.fcrvote.com/PSX website, you should contact your bank, broker or other nominee (preferably at least 5 days before the meeting) and obtain a “legal proxy” (which will contain a control number that will allow you to attend, participate in or vote at the meeting).
Who can attend the Annual Meeting?
Shareholders of record and “street name” holders at the close of business on March 20, 2026 can attend the meeting by accessing www.cesonlineservices.com/psx26_vm and entering the control number included in the proxy materials. Please note that the website will not be active until approximately two weeks before the meeting date.
If you do not have a control number, you may still attend the meeting as a guest in listen-only mode. To attend as a guest, please access www.cesonlineservices.com/psx26_vm and enter the information requested on the screen to register as a guest. Please note that you will not have the ability to vote during the meeting if you participate as a guest. See “Virtual Meeting Information” below for additional details.
How can I revoke my proxy?
You can revoke your proxy by sending written notice of revocation of your proxy to our Corporate Secretary so that it is received prior to 5:00 p.m., Central Time, on May 12, 2026.

102	Phillips 66 2026 Proxy Statement

If you hold your Phillips 66 stock in street name, you may revoke any voting instructions by contacting your bank or broker or you may also attend the virtual Annual Meeting and vote online during the meeting, which will replace any previous votes (however, attending the meeting virtually, without voting, will not revoke a proxy).
Can I change my vote after I submit my proxy?
Yes. You can change your vote at any time before the polls close at the Annual Meeting, which will void any earlier vote. You can change your vote by:
•voting again by telephone or over the Internet prior to 11:59 p.m., Eastern Time, on May 12, 2026;
•signing another proxy card with a later date and returning it to us prior to the meeting; or
•voting again at the meeting.
If you hold your Phillips 66 stock in street name, you must contact your bank or broker to obtain information regarding changing your voting instructions.
Who counts the votes?
Our independent inspector of elections, First Coast Results, will tabulate the votes cast by each proxy and in person at the Annual Meeting.
Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?
For shares held in your name, if you do not provide a proxy or vote your shares at the Annual Meeting, those shares will not be voted.
If you hold shares in street name (i.e., you own your shares through a brokerage, bank, or other institutional account), you are considered the beneficial owner of those shares, but not the record holder. This means that you vote by providing instructions to your broker rather than directly to Phillips 66. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Therefore, unless you provide specific voting instructions, your shares may not be represented or voted at the meeting.
Voting your shares will help to ensure that your interests are represented at the meeting.
What are the votes required to elect each director nominee and approve the other proposals?
For Proposal 1, as required by Phillips 66’s By-Laws, each nominee requires the affirmative vote of a majority of the votes cast in person or by proxy at the meeting.
Proposals 2 and 3 require approval of the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.
How will abstentions be treated?
Abstentions will have no effect on the election of directors (Proposal 1). For each of the other proposals (Proposals 2 and 3), abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against the proposal.
How will broker non-votes be treated?
If your shares are held in street name, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank or broker by the deadline provided in the materials you receive from your bank or broker. Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote.

Additional Information	103

Broker non-votes will be treated as shares present for quorum purposes, but they are not considered as votes cast or entitled to vote and will not be counted in determining the outcome of the vote on the election of directors (Proposal 1) or on Proposals 2 and 3.
Will the meeting be webcast?
The Annual Meeting will be a virtual meeting, conducted exclusively via live audio webcast at www.cesonlineservices.com/psx26_vm, and is available to Phillips 66’s shareholders as of the record date. Guests may also attend the virtual meeting. A replay of the meeting will be available on the Events and Presentations page of the Investor Relations section of our website (investor.Phillips66.com) approximately 24 hours after the meeting ends and will remain available on our website for at least one month following the meeting.
What if I return my proxy but don’t vote for some of the matters listed on my proxy card?
If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” the director nominees listed on the card; the approval of the compensation of our named executive officers; and the ratification of Ernst & Young LLP as the independent registered public accounting firm for Phillips 66 for fiscal year 2026.
Could other matters be decided at the Annual Meeting?
We are not aware of any other matters to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in your proxy will vote in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.
Will my vote be kept confidential?
The Board has a policy that shareholder proxies, ballots, and tabulations that identify shareholders are to be maintained in confidence. No such document will be available for examination, and the identity and vote of any shareholder will not be disclosed, except as necessary to meet legal requirements and allow the inspectors of election to certify the results of the shareholder vote. The policy also provides that inspectors of election must be independent and cannot be employees of the Company.
Who can I contact with questions about voting?
If you have any questions or need assistance voting, please contact our proxy solicitor, Innisfree M&A Incorporated, at (877) 750-9496 (toll-free from the U.S. and Canada) or (412) 232-3651 (from other countries).

104	Phillips 66 2026 Proxy Statement

VIRTUAL MEETING INFORMATION
The Annual Meeting will be a virtual meeting, conducted exclusively via live audio webcast at www.cesonlineservices.com/psx26_vm. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person.
To participate, and vote, in the virtual meeting, please visit w ww.cesonlineservices.com/psx26_vm and enter the control number included in your Notice of Internet Availability, on your proxy card, or on the voting instruction form that accompanied your proxy materials prior to May 12, 2026 at 8:00 a.m. Central Time. You may begin to log into the meeting platform beginning at 7:30 a.m., Central Time on May 13, 2026. The meeting audio webcast will begin promptly at 8:00 a.m., Central Time.
The virtual meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plug-ins. Please ensure that you have a strong internet connection wherever you intend to participate in the meeting. Please also give yourself sufficient time to log-in and ensure you can hear the streaming audio before the meeting starts.
Shareholders will be able to submit questions during the meeting by typing in the “Ask a Question” box and clicking the “Send” button that will be available on the meeting website during the meeting. We will answer questions that comply with the meeting rules of conduct, subject to time constraints. If we receive substantially similar questions, we will group such questions together. Questions that we do not have time to answer during the meeting will be addressed by direct response or posted to our website following the meeting, depending on the subject matter. Questions regarding personal matters or matters not relevant to the meeting will not be answered.
If you do not have a control number, you may still attend the meeting as a guest in listen-only mode. To attend as a guest, please access w ww.cesonlineservices.com/psx26_vm and enter the information requested on the screen to register as a guest. Please note that you will not have the ability to vote or examine the list of shareholders during the meeting if you participate as a guest. An archived copy of the audio webcast will be made available on our website (investor.phillips66.com) after the meeting and will remain available for at least one month following the meeting.
If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be listed in your reminder email sent the night before the meeting. Technical support will be available starting at 7:30 a.m., Central Time and until the meeting has finished.

GENERAL INFORMATION
The principal executive offices of Phillips 66 are located at 2331 CityWest Blvd., Houston, Texas 77042.
We have adopted a Code of Ethics for the Principal Executive Officer and Senior Financial Officers (the “Code of Ethics”) that applies to our principal executive officer, principal financial officer and principal accounting officer and a Code of Business Ethics and Conduct that applies to employees, executive officers and directors. We intend to disclose future amendments to certain provisions of the Code of Ethics and Code of Business Ethics and Conduct, and waivers of the Code of Ethics and Code of Business Ethics and Conduct for an executive officer or director, within four business days of such amendment or waiver on our website identified below.
Printed copies of our Corporate Governance Guidelines, Code of Business Ethics and Conduct, charters for each of the committees of the Board and the Annual Report, including the audited financial statements and the financial statement schedules, are available without charge to shareholders upon written request to Phillips 66, Attn: Corporate Secretary, 2331 CityWest Blvd., Houston, Texas 77042 or via the internet at www.phillips66.com. We will furnish the exhibits to the Annual Report upon payment of our copying and mailing expenses. In addition, the information on any website referenced in this Proxy Statement, including www.phillips66.com, is not deemed to be part of or incorporated by reference into this Proxy Statement.

Additional Information	105

Our By-Laws and our Corporate Governance Guidelines are available under “Documents and Charters” on the Corporate Governance page of the Investors section of our website at investor.phillips66.com. Except as otherwise provided by law, the chairman of the meeting will declare out of order and disregard any nomination or other business proposed to be brought before the meeting by a shareholder that is not made in accordance with our By-Laws.

PROXY SOLICITATION
We will bear all costs of this proxy solicitation. In addition to soliciting proxies by this distribution, our directors, officers and regular employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request. We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for a fee of $40,000 plus reimbursement of certain disbursements and expenses.

HOUSEHOLDING
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery will receive only one copy of the Notice of Internet Availability or proxy materials, unless contrary instructions have been received from one or more of these shareholders. This procedure will reduce our printing costs and postage fees.
Shareholders who participate in householding and receive full sets of the proxy materials will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.
If you are a registered shareholder and your household only received a single set of proxy materials or you hold shares in more than one account and in either case you prefer to receive separate copies or you received multiple copies of the proxy materials and only wish to receive a single copy, please contact Innisfree M&A Incorporated at (877) 750-9496 (toll-free from the U.S. and Canada) or (412) 232-3651 (from other countries). If you are a beneficial shareholder, please contact your bank, brokerage firm or other intermediary to make your request.
Beneficial owners of shares held in street name can request information about householding from their banks, brokerage firms or other holders of record.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING
Shareholder proposals (other than director nominations) intended to be presented at Phillips 66’s 2027 annual meeting of shareholders must be received no later than December 3, 2026, and must comply with applicable SEC rules, including Rule 14a-8, to be eligible for inclusion in our proxy materials for next year’s meeting. Proposals should be addressed to Phillips 66, Attention: Corporate Secretary, 2331 CityWest Blvd., Houston, Texas 77042.
For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph or in the proxy access director nominations section below) but is instead sought to be presented directly at the 2027 annual meeting, including director nominations, our By-Laws require shareholders to give advance notice of such proposals. The required notice, which must include the information and documents set forth in the By-Laws (which includes information required under Rule 14a-19), must be given no more than 120 days and no less than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to our 2027 annual meeting of shareholders, our By-Laws require notice to be delivered to or mailed and received by the Corporate Secretary at the address listed above, as early as January 13, 2027, but no later than February 12, 2027.

106	Phillips 66 2026 Proxy Statement

PROXY ACCESS DIRECTOR NOMINATIONS
Our proxy access bylaw permits up to 20 shareholders owning 3% or more of our outstanding shares continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the By-Laws.
Phillips 66’s By-Laws require shareholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in the By-Laws, must be given no more than 120 days and no less than 90 days prior to the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to our 2027 annual meeting, our By-Laws require notice to be received by the Corporate Secretary at the address listed above, as early as January 13, 2027, but no later than February 12, 2027.

Additional Information	107

Appendix A

NON-GAAP FINANCIAL MEASURES
This report includes the terms “sustaining capital,” “adjusted PSP ROCE,” “adjusted VCIP EBITDA,” “adjusted VCIP controllable costs,” and “net debt-to-capital ratio.” Where applicable, these measures exclude items that do not reflect the core operating results of our businesses in the current period or other adjustments to reflect how management analyzes results. These measures may not be defined and calculated by other companies using the same methodology or similar terminology. Reconciliations of these non-GAAP financial measures to, or further discussion of, the most comparable GAAP financial measure are included below.
"Sustaining capital" is a component of total capital expenditures and investments, which is the most directly comparable GAAP financial measure. References in the report to shareholder distributions or returns to shareholders refer to the sum of dividends paid to Phillips 66 stockholders and amounts paid or accrued to repurchase shares of Phillips 66 common stock.

108	Phillips 66 2025 Proxy Statement

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
ADJUSTED PSP ROCE
We believe that Adjusted PSP ROCE is an important metric for evaluating the quality of capital allocation decisions, measuring portfolio value, and measuring the efficiency and profitability of capital investments. The HRCC uses this measure as a factor in its assessment of management's performance. Adjusted PSP ROCE is a ratio, the numerator of which is net income adjusted for items management does not consider to be representative of the Company's underlying operating performance plus after-tax interest expense, and the denominator of which is average adjusted total equity plus total debt. A reconciliation of ROCE calculated using GAAP amounts to Adjusted PSP ROCE is set forth below.

		Millions of Dollars (except as indicated)
Year Ended December 31	Average 2023-2025	2025	2024	2023	2022	2021
Numerator
Net Income		$4,528	$2,175	$7,239	$11,391	$1,594
After-tax interest expense		821	717	709	489	459
ROCE earnings		5,349	2,892	7,948	11,880	2,053
Adjustments(1)		(795)	489	178	(1,787)	956
ROCE earnings (as used in PSP)		$4,554	$3,381	$8,126	$10,093	$3,009
Denominator
Average capital employed(2)		49,241	49,767	51,153	43,691	36,751
In-process capital and other		(1,405)	(1,766)	(3,008)	(2,488)	(1,339)
Average adjusted capital employed - as used in PSP		$47,836	$48,001	$48,145	$41,243	$35,412
ROCE		10.9%	5.8%	15.5%	27.2%	5.6%
Adjusted PSP ROCE	11.1%	9.5%	7.0%	16.9%	24.5%	8.5%
(1)Adjustments primarily reflect impacts of the merger of businesses, impairments, and asset dispositions. Additionally, 2025 includes accelerated depreciation associated with the idling of operations at the Los Angeles Refinery.
(2)Total equity plus total debt.

Appendix A	109

ADJUSTED VCIP EBITDA
Adjusted VCIP EBITDA is a non-GAAP financial measure because it adjusts net income to exclude depreciation and amortization, net interest expense and income taxes, as well as certain items of expense or income that management does not consider representative of our operating performance. Management uses this measure as a factor in its assessment of performance for the purposes of compensation decisions. A reconciliation of net income, the most directly comparable GAAP financial measure, to Adjusted VCIP EBITDA is set forth below.

	Millions of Dollars
Year Ended December 31	2025	2024	2023
Net Income	$4,528	$2,175	$7,239
Plus:
Income tax expense	892	500	2,230
Net interest expense	898	745	629
Depreciation and amortization (D&A)	3,251	2,363	1,977
EBITDA	$9,569	$5,783	$12,075
Adjustments:
Certain tax impacts	(11)	(9)	(19)
Impairments	1,048	450	—
Lower-of-cost-or-market inventory adjustments	31	—	—
Net gain on asset disposition	(2,989)	(305)	(123)
Alliance shutdown-related costs	—	(35)	—
Change in inventory method for acquired business	—	—	(46)
DCP integration restructuring costs	—	—	35
Business transformation restructuring costs	—	—	177
Legal accrual	295	627	30
Los Angeles refinery cessation costs	35	48	—
Professional advisory fees	45	—	—
Pending claims and settlements	(123)	—	—
Legal settlement	(181)	(66)	—
Proportional share of selected equity affiliates income taxes, net interest and D&A	842	936	999
Adjusted EBITDA attributable to joint venture partners’ noncontrolling interests	(211)	(178)	(493)
Change in Fair Value of NOVONIX Investment(1)	13	3	39
Adjusted VCIP EBITDA	$8,363	$7,254	$12,674
(1)Represents the change in value, including foreign exchange impacts, of our investment in NOVONIX Ltd., made in September 2021.

110	Phillips 66 2026 Proxy Statement

ADJUSTED VCIP CONTROLLABLE COSTS
Adjusted VCIP Controllable Costs is a non-GAAP financial measure of how effectively we manage costs versus internal targets. Management uses this measure as a factor in its assessment of performance for the purposes of compensation decisions. Adjusted VCIP Controllable Costs excludes certain costs that management believes are not directly relevant to compensation decisions. A reconciliation of the sum of operating expenses and selling, general and administrative expenses, the most directly comparable GAAP measures, to Adjusted VCIP Controllable Costs is set forth below.

Year Ended December 31, 2025	Millions of Dollars
Operating Expenses	$6,423
Selling, General and Administrative Expenses	2,437
Controllable Costs	$8,860
Less:
Utilities	1,037
Turnarounds & Catalyst Change-Out	563
Bank Card Fees	395
2025 Actuals	6,864
Less:
Certain employee benefits	111
Foreign currency	25
Business acquisitions	253
Professional advisory fees	45
Legal accruals	295
Other	37
Adjusted VCIP Controllable Costs	$6,099
NET DEBT-TO-CAPITAL RATIO
Net debt-to-capital ratio represents the ratio between total debt and total equity, exclusive of total cash. A reconciliation of our debt-to-capital ratio using GAAP amounts to our net debt-to-capital ratio for the current year is set forth below.

Year Ended December 31, 2025	Millions of Dollars (except as Indicated)
Total Debt	$19,716
Total Equity	30,241
Debt-to-Capital Ratio	39%
Total Cash	$1,116
Net Debt-to-Capital Ratio	38%

Appendix A	111

PLEASE ACT TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH WHITE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED ▼

PHILLIPS 66
ANNUAL MEETING OF SHAREHOLDERS
MAY 13, 2026 8:00 A.M., CENTRAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY CARD

The shareholder(s) hereby appoint(s) Mark E. Lashier and Vanessa A. Sutherland, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Phillips 66 that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders virtually at www.cesonlineservices.com/psx26_vm, and any adjournment or postponement thereof, in the manner indicated on the back of this card as to the matters shown and at the proxies' discretion as to any other matters that come before the meeting.

This proxy card will be voted as specified or, if no choice is specified, will be voted "FOR" the election of the four director nominees named on the reverse side; "FOR" the advisory vote to approve our executive compensation; and "FOR" ratification of the appointment of Ernst & Young LLP.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(continued and to be signed on the reverse side)

Phillips 66

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Phillips 66 shares at the upcoming 2026 Annual Meeting of Shareholders.

YOU CAN ACT TODAY USING ANY OF THE FOLLOWING METHODS:

1. **Vote by Telephone –** Call toll-free from the U.S. or Canada at **1-866-402-3905** on a touch-tone telephone. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.
2. **Vote by Internet –** Please access www.fcrvote.com/PSX and follow the simple instructions provided. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned a proxy card.

3. **Vote by Mail –** If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the enclosed postage-paid envelope, or mail to: Phillips 66, c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

▼ TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH WHITE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

☒ Please mark your vote as indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE FOUR (4) NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

	FOR	AGAINST	ABSTAIN
1a. Gregory J. Hayes	☐	☐	☐
1b. Charles M. Holley	☐	☐	☐
1c. Denise R. Singleton	☐	☐	☐
d. Howard I. Ungerleider	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Advisory vote to approve our executive compensation.	☐	☐	☐
3. Ratification of the appointment of our independent registered public accounting firm, Ernst & Young LLP.	☐	☐	☐

Dated:________________________, 2026

____

Signature

____

Signature (if held jointly)

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.